AMERICAN VARIABLE INSURANCE SERIES

SEMI-ANNUAL REPORT
for the six months ended May 31, 1997

Lit. No. VI3-013-0797

[Cover:  Four seasonal photos superimposed onto photo of grassy field]


FUND RESULTS AT A GLANCE
AMERICAN VARIABLE INSURANCE SERIES (R)

                                              Total Returns
                                              period         periods ended 6/30/97
                                              ended                          5-Year            10-Year
                                              5/31/97                        Average           Average
                                              6-Month        1-Year          Annual            Annual
                                              Total          Total           Compound          Compound
Page                                          Return         Return          Return            Return
14         Global Growth Fund                 +4.20%*        +6.50%*          -                 -
           (since 4/30/97)
16         Growth Fund                        +7.96%         +22.24%         +17.46%           +13.01%
22         International Fund                 +13.90%        +25.59%         +14.53%           +11.71%*
           (since 5/1/90)
29         Growth-Income Fund                 +9.80%         +26.35%         +17.12%           +12.18%
36         Asset Allocation Fund              +7.44%         +22.07%         +13.95%           +11.86%*
           (since 8/1/89)
42         Bond Fund                          +2.80%         +11.61%         + 6.54%*          -
           (since 1/2/96)
46         High-Yield Bond Fund               +5.60%         +15.08%         +10.88%           +11.24%
52         U.S. Government/AAA-Rated
             Securities Fund                  +.41%          +7.25%          +6.25%            +7.46%
55         Cash Management Fund               +2.36%         +4.88%          +3.96%            +5.21%

*Figure reflects return for the lifetime of the fund, which is shorter than the complete period.

This table shows the investment results for Class 2 shares of the funds in American Variable Insurance Series. Class 2 shares began operations on April 30, 1997. Results which encompass periods prior to April 30, 1997 assume a hypothetical investment in Class 1 shares, and include deduction of the 0.25% annual expense under the series' Plan of Distribution. (Semi-annual returns reflect approximately half of this expense.) The variable annuity that uses the series' funds contains certain fees and expenses not reflected here. Investment results through May 31, 1997 cover the first half of our current fiscal year. Investment results as of June 30, 1997 are as of the end of the most recent calendar quarter.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. UNIT PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE CONTRACT. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

ABOUT OUR COVER: Financial goals, like the seasons, change over time. The American Legacy variable annuity - with its broad range of fund options, features and services - offers contractholders a lifetime of choices to help adapt to those changes.


DEAR INVESTORS:

THIS REPORT COVERS THE FIRST HALF OF FISCAL 1997 - the six months ended May 31
- for American Variable Insurance Series, which serves as the underlying investment vehicle for the American Legacy III variable annuity.

     All of the series' stock funds gained considerable ground over the period. Equity markets around the world continued their extraordinary march upward, propelled by the combined forces of mild inflation, low interest rates and sustained infusions of cash from enthusiastic investors. In the U.S., a healthy economy and strong productivity gains boosted corporate profits. At the same time, a number of factors - including global competition and a drive toward efficiency - kept a lid on inflationary pressures. Stock markets soared, although not without some volatility. Equity prices fell sharply in mid-March, only to rebound vigorously a month later. After erasing gains made in the first half of the six-month period, the unmanaged Standard & Poor's 500 Composite Index set new records and produced a total return of 13.2%.

     If stock investors seemed doggedly optimistic at times, bond investors tended to focus on the economy's half-empty glass. Concerns about the pace of economic growth and the run-up in stock prices in recent years led the Federal Reserve Board to raise its target for the federal funds rate in an attempt to keep inflationary threats in check. (The federal funds rate is the rate banks charge each other for overnight loans; it was increased in March to 5.5% from 5.25%.) Although retail prices remained essentially flat throughout the period, the Fed's move depressed bond prices, which returned a scant 1.0% as measured by the unmanaged Salomon Brothers Broad Investment-Grade Index. That weakness was reflected, to varying degrees, in the results of the series' bond funds.


[Sidebar]
GLOBAL GROWTH FUND
Where the Fund's Assets Are Invested
(as of 5/31/97)

                                Percent of
                                Net Assets
THE AMERICAS
United States                   31.1%
Canada                          6.8
Argentina                       3.2
Mexico                          2.9
                                44.0
EUROPE
United Kingdom                  10.2
Spain                           3.5
Germany                         2.8
France                          1.5
Sweden                          1.5
Italy                           1.3
                                20.8
ASIA/PACIFIC
Japan                           9.4
Australia                       6.0
                                15.4

Other Countries                 5.2

Cash & Equivalents              14.6
Total                           100.0%

[End Sidebar]

     The series continues to show remarkable growth. Net assets stood at more than $15 billion at the close of the period. We are also pleased to report that we have expanded our portfolio of choices. The Global Growth Fund, the series' ninth investment option, provides an opportunity to participate in the long-term growth of companies around the world.

     Here are brief comments on the investment activities of each of the funds:

THE GLOBAL GROWTH FUND was launched on April 30. It began operations in an environment of rising stock prices, posting a 4.2% gain for its first month of operations. As is the case with all our funds, the Global Growth Fund invests on a company-by-company basis rather than emphasizing particular regions or industries, and we have been carefully selecting attractive securities in a variety of markets. A number of the fund's holdings are well-known multinational companies - such as Japan's Suzuki Motor, maker of minicars and motorcycles, and Avon, the U.S.-based cosmetics firm - which are finding new markets for consumer goods in an increasingly global economy. Others, like Telecom Argentina and Cifra, Mexico's largest retailer, are based in developing countries with tremendous growth potential. We invite you to learn more about the fund by reviewing the portfolio listing that begins on page 14. At the close of the reporting period, the fund was invested in 47 companies in 14 countries. The United States was the largest concentration, with 31% of assets. The fund also had sizable investments in the U.K., Japan and Canada (see table on previous page). We maintained 15% in cash and equivalents as a buying reserve. By prospectus, the fund will always be broadly diversified, with no more than 40% of assets invested in a single country.

THE GROWTH FUND rose 8.0% for the six months ended May 31, as sustained economic growth translated into gains for many U.S. corporations. Technology stocks, which had experienced sharp declines in the previous year, rebounded strongly during the period. Demand for personal computers helped sales of electronic components, microprocessors and semiconductors, and a number of the fund's larger investments in these areas posted sizable gains. They included Texas Instruments (+41%), which manufactures computer chips; LSI Logic (+39%), which produces integrated circuits; and the semiconductor giant Intel (+19%). We believe the technology sector should continue to grow as companies find new markets in which to sell their products. Media businesses were strongly represented among our largest holdings. Many of these, such as Time Warner (+14%) and Walt Disney (+11%), began to see the benefits of recent consolidations, although Viacom, the fund's fifth-largest holding, declined 21%. Meanwhile, America Online, the world's largest provider of online services and the fund's biggest holding, recovered from servicing difficulties to increase a remarkable 56%. The fund has substantial investments in a number of other industries, including leisure and tourism, merchandising, and health and personal care. In all, 88% of net assets was held in equity-type securities, with the balance in cash and equivalents.

[Sidebar]
INTERNATIONAL FUND
Where the Fund's Assets Are Invested
(as of 5/31/97)

                                Percent of
                                Net Assets
EUROPE
United Kingdom                  13.0%
Sweden                          4.5
Germany                         4.5
Italy                           3.8
France                          3.6
Spain                           3.6
Switzerland                     3.6
Netherlands                     2.5
Norway                          2.0
Finland                         1.6
Luxembourg                      1.2
Ireland                         .5
Other Europe                    .7
                                45.1
ASIA/PACIFIC
Japan                           13.8
Hong Kong                       6.0
Australia                       5.5
South Korea                     1.9
Indonesia                       .9
Philippines                     .8
People's Republic of China      .7
Other Asia/Pacific              .7
                                30.3
THE AMERICAS
Canada                          5.6
Brazil                          4.3
Mexico                          3.2
Argentina                       .5
Peru                            .3
                                13.9

OTHER COUNTRIES                 2.4

Cash & Equivalents              8.3
Total                           100.0%

[End Sidebar]

THE INTERNATIONAL FUND posted the series' largest return for the period, increasing 13.9%. Most major international markets recorded positive results, with Japan a notable exception. In Europe, a number of factors contributed to rising stock prices: moderate inflation and falling interest rates; a broad focus on corporate restructuring and other streamlining measures; and the falling value of many currencies relative to the U.S. dollar, which made the products of export-oriented companies more competitive in world markets. With nearly half of net assets invested in Europe, the fund was well-positioned to take advantage of gains in those markets. (The table opposite shows the fund's country breakdown.) Meanwhile, the Japanese economy continued to struggle with an ongoing banking crisis and faltering consumer confidence. Although prospects appear to be improving, overall weakness and a steadily declining yen translated into a 5% loss in the Japanese market for U.S. investors. We took the opportunity to make several large investments in that country: Japanese stocks now account for nearly 14% of net assets, compared with 9% six months ago. Elsewhere, the fund benefited from its holdings in Latin America, where markets were buoyed by an increasingly stable economic environment. Five of the fund's 10 biggest gainers are based in Latin America.

THE GROWTH-INCOME FUND increased 9.8%. The fund, which emphasizes large, established U.S. companies, participated strongly in a market run-up dominated by blue-chip stocks: Of 175 stocks held over the full six-month period, 135 rose in price, 38 declined and two were unchanged. Gains were broad-based, with appreciation in virtually every sector. The fund also benefited from its substantial holdings in pharmaceutical companies, such as Warner-Lambert (+41%) and Schering-Plough (+27%), which have been developing new products and expanding their markets. Forest products firms began to shake off their doldrums, as tighter inventories helped boost prices of paper and pulp. Bowater, the largest producer of newsprint in the U.S. and the fund's eighth-largest holding, rose 31%. Meanwhile, oil stocks lagged the market generally as weakness in crude oil and gas prices hurt many energy companies, the fund's largest industry concentration. Given the continued growth in demand for energy, however, we believe long-term prospects look favorable for the sector. About 86% of the portfolio was invested in equities, with the remainder in cash and equivalents. On a cautionary note, while it is always gratifying to report strong returns, we would remind investors that the fund's results in recent years have been extraordinarily high by historical measures. Consequently, we would urge you not to extrapolate future returns from these substantial gains.

THE ASSET ALLOCATION FUND rose 7.4% for the six months. The fund is managed as though it constitutes the complete portfolio of a prudent investor, with holdings in all three major classes of financial assets. As of May 31, 61% of net assets was held in equities, 27% in bonds and 12% in cash and equivalents. The stock portion of the fund, which is similar to a conservative growth and income fund, concentrated on large, well-managed firms in typically stable industries, such as banking, health care and energy. Many posted above-average increases for the period as companies took steps to become more efficient and increase productivity. The overall health of the economy gave new strength to consumer spending, benefiting retailers such as Circuit City (+18%) and Wal-Mart (+17%), as well as leisure and tourism companies such as cruise line Carnival (+20%). On the fixed-income side, a lackluster bond market restrained the fund's results somewhat.

THE BOND FUND had a 2.8% return. U.S. bond prices were generally weak as economic data indicating above-average growth, low unemployment and strong consumer spending raised concerns about potential increases in inflationary pressures. The fund was cushioned somewhat from the full force of the decline by being broadly diversified across a wide spectrum of fixed-income securities. Extensive research has been the key to finding attractive opportunities in a variety of markets. As of May 31, nearly 11% of assets was invested in bonds from 13 countries outside the United States. While most were from developed countries such as Canada and the U.K., the fund also held small positions in bonds issued by governments of developing countries. These securities, which offer higher yields than their U.S. counterparts, should benefit from government commitments to tame inflation and improve fiscal balance sheets. The fund also had substantial investments - 25% of net assets - in lower rated bonds (those rated Ba or BB and below by Moody's Investors Service and Standard & Poor's respectively), which held up better than higher quality bonds. In keeping with the fund's quality orientation, 31% of net assets was held in U.S. Treasury issues and federal agency obligations, and about 19% in cash and equivalents. Net assets grew to more than $100 million.

THE HIGH-YIELD BOND FUND increased 5.6% during the six months. Strong stock markets and record flows into lower rated, higher risk bonds led to a rally in high-yield securities. The equity-like characteristics of these bonds also made them less vulnerable to rising interest rates. As a result, they provided substantially higher returns than their investment-grade counterparts. As we mentioned six months ago, the health of the high-yield market presents us with the challenge of finding attractive securities in which to invest. Prices have remained relatively stable, while the quality and balance sheets of companies continue to improve and defaults are very low. Building the fund's portfolio is a never-ending process, one which relies on in-depth research to help uncover companies that the market perceives as risky but which we believe are likely to build value over the long term. We continue to maintain a fairly large cash and equivalents position of 11% of net assets as we search for appropriate issues for the fund.

THE U.S. GOVERNMENT/AAA-RATED SECURITIES FUND registered a small gain of 0.4% as rising interest rates depressed bond prices. During the six-month period, investor pessimism pushed up yields on 10-year Treasury bonds from a low of 6.1% in December to a high in April of 7.0%; home mortgage rates also rose. While fixed-income securities are always vulnerable to interest rate changes, we have been taking a number of steps to help deflect the effects of further market declines. We have shortened the average maturity of the fund's holdings
- 7.1 years compared with 7.7 years six months ago - in an effort to make it less exposed to additional interest rate increases. (The longer a bond's maturity, the more its price tends to rise and fall in response to interest rate fluctuations.) At the same time, we have been steadily building up our investments in mortgage-backed securities, which typically pay higher rates to compensate for their prepayment risk. At the close of the period, these bonds accounted for 44% of net assets, up from 36% six months ago. As always, the fund maintained its conservative, quality-oriented approach, with 43% of net assets in U.S. Treasury issues.

THE CASH MANAGEMENT FUND provided a return of 2.4%. After moving very little for some time,short-term rates inched upward in response to the Fed's pre-emptive strike against inflation. The recent turbulence in U.S. stock and bond markets serves as a good reminder of the valuable role money market funds can play in a long-term investment portfolio. Managed for stable value and a reasonable rate of return, the fund can be an important diversification tool. It can also be used as a base for making regular investments into other funds. The fund maintains a high-quality orientation: Assets are concentrated in top-grade commercial paper, and all of its money market securities carry the highest credit rating from Standard & Poor's or Moody's.

     Looking forward, a number of factors suggest that a favorable economic environment could continue. Inflation remains low; a global pledge to reduce government spending may continue to bolster financial markets. Meanwhile, publicly traded companies around the world are taking steps to become globally competitive and improve their return on capital. However, the recent stratospheric gains will not continue indefinitely. We would urge investors to temper their expectations and maintain a long-term view on their holdings.

     The nine funds in American Variable Insurance Series offer investors a wide range of professionally managed options to help them meet long-term financial goals. On the following pages, you'll meet a few of your fellow contractholders who have taken advantage of the choices the series provides.

     We look forward to reporting to you again in six months.

Cordially,

[/s/ Thomas E. Terry]              [/s/ James F. Rothenberg]
Thomas E. Terry                    James F. Rothenberg
Chairman of the Board              President
American Variable Insurance Series American Variable Insurance
                                   Series

July 15, 1997


A LIFETIME OF CHOICES
MAKING THE MOST OF AMERICAN LEGACY'S DIVERSIFICATION OPPORTUNITIES

Leo Tolstoy wrote that happy families are all alike, and in many ways that's true of American Legacy's growing family of contractholders. Like most investors, they share a number of views and concerns. They want financial independence. They recognize that with life expectancy on the rise, they have to plan for a longer retirement - and that Social Security will only meet a portion of their income needs. They also realize that two very formidable hurdles - taxes and inflation - will make meeting those challenges more difficult.

[Photo:  Patty and Steve Lucas]

At the same time, American Legacy's happy family - now 300,000 strong - is a diverse group of individuals of all ages, each with unique circumstances, needs and objectives. Some are using Legacy to fund all or part of an imminent retirement. Others are building a nest egg for a retirement that is decades away. Still others want to provide a true "legacy" for the most important people in their lives - their children.

[Photo:  Hall and Sallie Hosler]

[Logo:  American Legacy(r)]
[A Variable Annuity]

FORTUNATELY, CONTRACTHOLDERS HAVE SOMETHING ELSE IN COMMON: a wealth of choices. American Legacy's broad spectrum of variable fund options and features gives contractholders the ability to create a retirement program that reflects their individual goals. Moreover, Legacy has the flexibility to adapt to a lifetime of changes: As needs and outlooks shift, contractholders can switch among the variable funds free of charge and with no current tax consequences.

MOST CONTRACTHOLDERS SEE THE FUNDS IN AMERICAN LEGACY as a way to allow potential gains - whether from interest income, dividends or capital gains - to grow tax-deferred. Because stocks have historically been one of the best solutions to overcoming the long-term effects of inflation and taxes, many contractholders include at least one of Legacy's four equity options among their investments. Many diversify their portfolios into non-U.S. markets with the International or Global Growth funds, or choose the Asset Allocation Fund, which invests in bonds as well as stocks. Income-oriented investors may opt for one or more of Legacy's three variable bond funds. Contractholders concerned about principal fluctuation often round out their holdings with the Cash Management Fund or one of the fixed accounts.

WHEN IT COMES TO CHOICES, American Legacy contracts offer a diversity of other features. These include the security of a minimum death benefit guarantee, several payout options and the support of two of the nation's most respected financial institutions. The investment adviser to the variable funds is Capital Research and Management Company (CRMC), which manages more than $15 billion in variable insurance assets and another $150 billion in The American Funds Group [Registration Mark] of mutual funds. With more than 60 years of experience, CRMC is dedicated to finding the best long-term values that financial markets have to offer. The Lincoln National Life Insurance Company, the country's largest issuer of variable annuities based on assets, issues the American Legacy contracts and guarantees the fixed accounts and the death benefit options.*

[Photo:  Mary Hawks]

IN THE NEXT SIX PAGES, YOU'LL MEET A FEW contractholders who are taking advantage of Legacy's lifetime of choices. While these real-life examples may help you generate ideas about how best to use American Legacy, you should consult your financial adviser to create a financial program that makes the most sense for you.

*The guarantees are based on Lincoln Life's ability to meet its financial obligations.

STEVE AND PATTY LUCAS:
SETTING THEIR SEIGHTS ON THE FUTURE

[Photo:  Steve, Patty and Ryan Lucas]

MADISON IS A SMALL CITY WITH A SURPRISINGLY COSMOPOLITAN FEEL, a place where the imposing granite dome of the state capitol rubs shoulders with the University of Wisconsin's expansive campus along Lake Mendota. It is a landscape Steve and Patty Lucas know well. A professor of communication arts and the author of a widely used textbook on public speaking, Steve has helped prepare thousands of students over the years for careers in a variety of industries. Patty has been a reading specialist in the Madison school district since the early $70s. Their eldest son, Jeff, lives in Washington, D.C. His younger brother Ryan, pictured here, is a recent high school graduate headed for college this fall.

AS STEVE'S BOOK BEGAN TO GAIN IN POPULARITY - it is currently going into a sixth edition - the Lucases found themselves with assets they wanted to invest. Their financial adviser suggested American Legacy. Steve particularly liked the idea of being able to compound earnings on a tax-deferred basis. Even though they will pay taxes on earnings they eventually withdraw, the way he sees it, investing in American Legacy "lets all your money work for you now instead of losing a good part of it to the government in taxes." The Lucases decided to divide their portfolio among three equity investment options - the Growth Fund, the Growth-Income Fund and the International Fund - and have been very happy with the results.

NEITHER STEVE NOR PATTY plans to retire any time soon, and between raising two children and paying off major expenses, they haven't spent much time thinking about the future. But now that Jeff has graduated from college, and Ryan is about to begin soon, they are ready to set their sights on the next financial goal - funding their retirement.

THEY KNOW IT WON'T BE EASY. "These days you have to plan wisely," notes Patty, "because you can't count on Social Security to see you through. Even state retirement plans may not be enough." They plan to keep their assets in the stock funds for quite a while, but may consider switching or adding to other variable funds as their circumstances change.

[Sidebar]
AMERICAN LEGACY LETS YOU COMPOUND EARNINGS ON A TAX-DEFERRED BASIS. FOR PEOPLE WITH A LONG INVESTMENT TIME HORIZON, THAT GROWTH POTENTIAL CAN BE CONSIDERABLE. [End Sidebar]


HALL AND SALLIE HOSLER:
CREATING OPPORTUNITIES FOR RISING INCOME

[Photo:  Hall and Sallie Hosler]

MANY PEOPLE VIEW RETIREMENT AS AN OPPORTUNITY to leave home and see the world. Not Hall Hosler. After spending nearly 40,000 miles a year on the road as a salesman for a women's sportswear company, he's looking forward to staying put for a while. Several years ago, he and his wife, Sallie, bought a second house in the Rockies, near their home in Denver. To reach their idyllic getaway - which sits at an elevation of 9,600 feet - you pass old mining towns, herds of buffalo and the Continental Divide. Hall and Sallie get up there as often as they can, but with four lively granddaughters to dote on, their time gets booked rather quickly.

LIKE MANY INVESTORS, HALL ONCE BELIEVED that he could progress toward his goals simply by rolling over bank certificates of deposit every six months or so. "At the time, my knowledge of the market was very elementary," he admits, "so the fact that CDs were offering high rates with no volatility seemed to be enough." Although the guaranteed return of principal offered by CDs shielded him from the fluctuations of stock and bond prices, Hall soon discovered they exposed him to a risk he hadn't considered: the risk that inflation and lower rates could eat away at the income he was counting on.

TODAY, THE HOSLERS MAKE THE MOST OF AMERICAN LEGACY'S many options and features by using the Dollar Cost Averaging Fixed Account as a base from which to make automatic, tax-free transfers into four different variable funds. This strategy, while it cannot assure a profit or protect against loss, has helped them manage volatility by avoiding sizable investments at temporary market peaks. It has also provided them with a broadly diversified portfolio of investments with the potential to grow an income stream that keeps up with inflation.

HALL KNOWS THE VALUE OF FINDING A GOOD THING and sticking with it. Before retiring three years ago, he spent 30 years with the same company. He views his holdings in American Legacy in much the same way. Right now, the couple is leaving those assets untouched and taking distributions from Hall's IRA rollover. Should they decide to withdraw income from American Legacy, there is no requirement, as there is with an IRA, to begin at age 70-1/2.* And with retirement lasting longer than ever, that can be tremendously reassuring.

[Sidebar]
FOR MANY PEOPLE, MAKING SYSTEMATIC INVESTMENTS INTO SEVERAL VARIABLE FUNDS IS AN EFFICIENT WAY TO BUILD A DIVERSIFIED PORTFOLIO WITHOUT RISKING LARGE INVESTMENTS AT TEMPORARY MARKET PEAKS.
[End Side Bar]

*Contractholders should note that withdrawals before age 591/2 are subject to an additional 10% IRS penalty.

MARY HAWKS:
CREATING A "LEGACY" FOR THE FUTURE

[Photo:  Mary Hawks]

AFTER SPENDING MORE THAN A QUARTER-CENTURY IN THE CLASSROOM, Mary Hawks has learned a valuable lesson: Discipline pays off. That was true for her students, who needed concentration and diligence to master the principles of geometry, and true for herself when it came to commanding the attention of a group of restless high school pupils. Mary still takes a disciplined approach to life, even though she hasn't been near a blackboard for almost 15 years.

AS A MATH TEACHER, Mary has always had a facility with numbers, but it wasn't until relatively late in her working life that she realized the rate she was earning on her bank savings account would not be enough to help her reach her financial goals. "I didn't know about stocks and bonds," she says. "Nobody back then talked about investing." Then, a little more than a decade ago, a friend suggested that she see a financial adviser. He started her on the path to investing by assembling a carefully selected portfolio of professionally managed stocks and bonds.

A PORTION OF MARY'S ASSETS WAS EARMARKED FOR HER SON, ANDRE. She helped him finance a restaurant with the earnings from her investments and used the balance to purchase an American Legacy contract, naming Andre as beneficiary. As "unearned" income, that money could not be invested in an IRA or other tax-deferred plan. It could be put into American Legacy, however, where it could reap the benefits of tax-deferred compounding. There is an additional benefit: When the time comes for Andre to receive his distribution, he can avoid the time and expense of probate.

MARY JUST CAN'T SEEM TO RELAX. She still tutors algebra and trigonometry to local students near her home in Rockford, Illinois. She volunteers at her church, plays an active role in a number of social and educational organizations and - when she can squeeze in the time - travels abroad. Is there anything she would have done differently? Just one. "If I'd started earlier, I'd be a heck of an investor now."

[Sidebar]
MOST TAX-DEFERRED PLANS RESTRICT CONTRIBUTIONS TO SALARY OR WAGES. AMERICAN LEGACY CAN PROVIDE A SOLUTION FOR PEOPLE WHO WANT TO PUT INCOME FROM OTHER SOURCES TO WORK FOR THEM.
[End Sidebar]

THESE VARIABLE ANNUITIES HAVE LIMITATIONS. FOR COSTS AND COMPLETE DETAILS OF THE COVERAGE, CONTACT YOUR INSURANCE AGENT OR FINANCIAL ADVISER.




AMERICAN VARIABLE INSURANCE SERIES GLOBAL GROWTH FUND
Investment Portfolio,  May 31, 1997
(Unaudited)

Where the Fund's Assets Are Invested
                                                              Percent of    Percent of
                                                              Net Assets    Net Assets
                                                               ---------     ---------
The Americas                                                       44.05%
Europe                                                             20.82%
Asia/Pacific                                                       15.37%
Other Countries                                                     5.17%
Cash & Equivalent                                                  14.59%
                                                               ---------
                                                                  100.00%
                                                                ========

Largest Individual Equity Holdings

Suzuki Motor                                                        4.08%
Zeneca Group                                                         4.00
Telefonica de Espana                                                 3.47
Telecom Argentina STET-France Telecom                                3.26
Schlumberger                                                         2.89
Bayerische Motoren Werke                                             2.79
Rentokil Group                                                       2.38
Brambles Industries                                                  2.30
Inco                                                                 2.27
Bank of Nova Scotia                                                  2.26


                                                                                Market      Percent
                                                               Number of         Value       of Net
Stocks (common and preferred)                                     Shares         (000)       Assets
--------------------------------------------------             ---------     ---------    ---------
BUSINESS & PUBLIC SERVICES - 12.66%
Rentokil Group PLC (United Kingdom)                              170,400       $   659         2.38%
Brambles Industries Ltd. (Australia)                              35,300           635          2.30
Cie. Generale des Eaux (France)                                    3,400           419          1.52
USA Waste Services, Inc. (USA)/1/                                 11,200           406          1.47
Reuters Holdings PLC (United Kingdom)                             36,000           405          1.46
Waste Management, Inc. (USA)                                      10,550           335          1.21
America Online, Inc. (USA)/1/                                      5,925           327          1.18
Columbia/HCA Healthcare Corp. (USA)                                8,625           316          1.14
TELECOMMUNICATIONS - 9.31%
Telefonica de Espana, SA (American Depositary
 Receipts) (Spain)                                                  11000           961         3.47
Telecom Argentina STET-France Telecom SA, Class B
 (American Depositary Receipts) (Argentina)                         16900           902         3.26
STET - Societa Finanziaria Telefonica p.a.,
 non-convertible shares (Italy)                                     95500           376         1.36
Ascend Communications, Inc. (USA)/1/                                 6025           336         1.22
AUTOMOBILES - 8.57%
Suzuki Motor Corp. (Japan)                                          90000          1129         4.08
Bayerische Motoren Werke AG (Germany)                                 940           770         2.79
Chrysler Corp. (USA)                                                14825           471         1.70
HEALTH & PERSONAL CARE - 8.19%
Zeneca Group PLC (United Kingdom)                                   36400          1105         4.00
Avon Products, Inc. (USA)                                            9250           590         2.13
Omnicare, Inc. (USA)                                                11350           325         1.17
Pfizer Inc (USA)                                                     2400           247          .89
LEISURE & TOURISM - 6.25%
HFS Inc. (USA)/1/                                                    8250           445         1.61
Host Marriott Corp. (USA)/1/                                        22600           398         1.44
Carnival Corp., Class A (USA)                                        8400           319         1.15
Walt Disney Co. (USA)                                                3875           317         1.15
Village Roadshow Ltd., Class A, preferred
 shares (Australia)                                                 98200           250          .90
BROADCASTING & PUBLISHING - 5.79%
SOFTBANK Corp. (Japan)                                               8200           554         2.00
Viacom Inc., Class B, non-voting shares (USA)/1/                  13,600           404          1.46
U S WEST Media Group (USA)/1/                                     16,600           330          1.19
Nasionale Pers Beperk-N (South Africa)                            31,300           315          1.14
BANKING - 4.70%
Bank of Nova Scotia (Canada)                                        15100          626          2.26
Sparbanken Sverige AB (Sweden)                                      20700          406          1.47
HSBC Holdings plc (United Kingdom)                                   8600          267           .97
ELECTRONIC COMPONENTS - 4.66%
Murata Manufacturing Co., Ltd. (Japan)                              15000           594         2.15
Advanced Micro Devices, Inc. (USA)/1/                              9,550           382          1.38
Rohm Co., Ltd. (Japan)                                               3000           312         1.13
METALS:  NONFERROUS - 4.56%
Inco Ltd. (Canada)                                                  19000           627         2.27
RTZ Corp. PLC (United Kingdom)                                      22700           390         1.41
Aluminum Co. of America (USA)                                        3300           243          .88
DATA PROCESSING & REPRODUCTION - 4.55%
Netscape Communications Corp. (USA)/1/                              21000           621         2.24
Sybase, Inc. (USA)/1/                                               20100           320         1.16
Oracle Corp. (USA)/1/                                                6825           318         1.15
ENERGY EQUIPMENT - 2.89%
Schlumberger Ltd. (Netherlands Antilles)                           6,700           798          2.89
MERCHANDISING - 2.56%
Consolidated Stores Corp. (USA)/1/                                10,150           388          1.40
Cifra, SA de CV, Class B (American Depositary
 Receipts) (Mexico)                                                198200           319         1.16
ELECTRICAL & ELECTRONICS - 2.24%
Northern Telecom Ltd. (Canada)                                       7375           620         2.24
ENERGY SOURCES - 1.68%
Woodside Petroleum Ltd. (Australia)                               55,200           465          1.68
MISCELLANEOUS MATERIALS & COMMODITIES - 1.44%
Pioneer Hi-Bred International, Inc. (USA)                          5,700           398          1.44
BEVERAGES & TOBACCO - 1.12%
Coca-Cola Amatil Ltd. (Australia)                                   26900           311         1.12
MISCELLANEOUS
Other stocks in initial period of acquisition                                      1172         4.24
                                                                         -------------  -----------
TOTAL STOCKS (cost: $23,185,000)                                                  23623        85.41
                                                                         -------------  -----------


                                                               Principal        Market      Percent
                                                                  Amount         Value       of Net
Short-Term Securities                                              (000)         (000)       Assets
----------------------------------------------------       ------------- -------------      -------
CORPORATE SHORT-TERM NOTES - 16.50%
Canada Bills 5.49% due 7/24/97                                  $500,000           496          1.79
Ford Motor Credit Co. 5.53% due 7/17/97                          500,000           496          1.79
Nestle Capital Corp. 5.57% due 6/19/97                           450,000           449          1.62
Gaz de France 5.52% due 6/18/97                                  400,000           399          1.44
Abbey National North America 5.50% due 6/27/97                   400,000           398          1.44
Bank of Montreal 5.52% due 6/27/97                               400,000           398          1.44
France Telecom 5.62% due 8/11/97                                   400000           395         1.43
Royal Bank of Canada 5.58% due 7/15/97                           390,000           387          1.40
H. J. Heinz Co. 5.53% due 6/9/97                                 330,000           330          1.19
Southwestern Bell Telephone Co. 5.51% due 6/13/97                330,000           329          1.19
American Express Credit Corp. 5.53% due 6/11/97                  250,000           250           .91
Beneficial Corp. 5.49% due 6/2/97                                240,000           240           .87
                                                                             ---------    ---------
TOTAL SHORT-TERM SECURITIES (cost: $4,568,000)                                   4,567         16.51
                                                                             ---------    ---------
TOTAL INVESTMENT SECURITIES (cost: $27,753,000)                                 28,190        101.92

Excess of payables over cash and receivables                                       532          1.92
                                                                             ---------    ---------
NET ASSETS                                                                     $27,658       100.00%
                                                                                 =====        =====

/1/ Non-income-producing securities.

See Notes to Financial Statements


GROWTH FUND
Investment Portfolio  May 31, 1997
-----------------------------------------------------------------


STOCKS                                88.25%

CASH &
EQUIVALENTS                           11.75%
-----------------------------------------------------------------

                                                                      Percent
                                                                       Of Net
Largest Individual Stocks                                              Assets
----------------------------------------------------------------- -----------

America Online                                                           4.75%
Time Warner                                                               3.75
Walt Disney                                                               2.84
Oracle                                                                    2.37
Viacom                                                                    2.33
Columbia/HCA Healthcare                                                   1.96
Pioneer Hi-Bred International                                             1.79
Texas Instruments                                                         1.76
Intel                                                                     1.67
Tele-Communications, Liberty Media Group                                  1.66

                                                                                   Market     Percent
                                                                    Number of       Value      of Net
Stocks (common and preferred)                                          Shares       (000)      Assets
--------------------------------------------                      ----------- ----------- -----------
Business & Public Services- 14.80%
America Online, Inc./1/                                              3,520,000     194,480        4.75
Columbia/HCA Healthcare Corp.                                        2,197,500      80,483        1.96
Oxford Health Plans, Inc./1/                                           839,000      59,150        1.44
Manpower Inc.                                                          850,200      38,046         .93
Federal Express Corp./1/                                               550,000      28,806         .70
Electronic Data Systems Corp.                                          741,700      27,721         .68
USA Waste Services, Inc./1/                                            750,000      27,188         .66
Waste Management, Inc. (formerly WMX Technologies, Inc.)               800,628      25,420         .62
CUC International Inc./1/                                            1,061,250      24,409         .60
Ecolab Inc.                                                            550,000      22,894         .56
Republic Industries, Inc./1/ /2/                                       750,000      18,047
Republic Industries, Inc./1/                                           150,000       3,609         .53
Shared Medical Systems Corp.                                           235,000      12,455         .30
AccuStaff, Inc./1/                                                     440,700      10,577         .26
Avery Dennison Corp.                                                   220,000       8,277         .20
PacifiCare Health Systems, Inc., Class B/1/                             65,000       5,151
PacifiCare Health Systems, Inc., Class A/1/                             21,733       1,630         .17
Ceridian Corp./1/                                                      150,000       5,513         .14
Paychex, Inc.                                                          147,600       5,424         .13
APAC Teleservices, Inc./1/                                             190,500       3,739         .09
United HealthCare Corp.                                                 50,000       2,825         .07
Air & Water Technologies Corp., Class A/1/                              94,600         449         .01

Broadcasting & Publishing- 14.27%
Time Warner Inc.                                                     3,302,575     153,570        3.75
Viacom Inc., Class B/1/                                              3,215,000      95,445        2.33
Tele-Communications, Inc., Series A, Liberty Media Group/1/          3,120,137      68,058        1.66
Tele-Communications, Inc., Series A, TCI Group/1/                    3,503,750      52,994        1.29
News Corp. Ltd., preferred shares (American
 Depositary Receipts) (Australia)                                    1,867,500      27,546
News Corp. Ltd. (American Depositary Receipts)                       1,270,000      22,543        1.22
HSN, Inc. (formerly Home Shopping Network, Inc.)/1/                  1,098,900      33,654         .82
BHC Communications, Inc., Class A/1/                                   286,189      31,338         .77
Comcast Corp., Class A, special stock                                1,750,000      30,406         .74
U S WEST Media Group/1/                                              1,150,000      22,856         .56
Gaylord Entertainment Co., Class A                                     820,500      18,256         .45
United International Holdings, Inc., Class A/1/                      1,180,000      11,800         .29
Cablevision Systems Corp., Class A/1/                                  240,000       7,830         .19
Jones Intercable, Inc., Class A/1/                                     574,800       6,179         .15
Adelphia Communications Corp., Class A/1/                              350,000       2,012         .05

Electronic Components- 11.32%
Texas Instruments Inc.                                                 800,000      71,900        1.76
Intel Corp.                                                            450,400      68,236        1.67
LSI Logic Corp./1/                                                   1,320,000      55,110        1.35
Adaptec, Inc./1/                                                     1,236,000      45,423        1.11
Analog Devices, Inc./1/                                              1,366,666      36,558         .89
SCI Systems, Inc./1/                                                   500,263      32,517         .79
National Semiconductor Corp./1/                                      1,065,000      29,953         .73
ADC Telecommunications, Inc./1/                                        605,900      20,752         .51
Newbridge Networks Corp. (Canada)/1/                                   460,000      18,458         .45
Microchip Technology Inc./1/                                           450,000      15,975         .39
Advanced Micro Devices, Inc./1/                                        315,000      12,600         .31
Xilinx, Inc./1/                                                        200,000      10,725         .26
Bay Networks, Inc./1/                                                  350,000       8,575         .21
Seagate Technology/1/                                                  200,000       8,125         .20
Flextronics International Ltd. (Incorporated in Singapore)/1/          300,000       7,088         .17
Actel Corp./1/                                                         300,000       6,300         .15
Rogers Corp./1/                                                        190,800       6,296         .15
Park Electrochemical Corp.                                             250,000       6,281         .15
Motorola, Inc.                                                          42,000       2,788         .07

Data Processing & Reproduction- 11.18%
Oracle Corp./1/                                                      2,085,000      97,213        2.37
Solectron Corp./1/                                                     909,000      56,813        1.39
Netscape Communications Corp./1/                                     1,701,300      50,295        1.23
Silicon Graphics, Inc./1/                                            2,520,000      47,565        1.16
Computer Associates International, Inc.                                675,000      36,956         .90
Intuit Inc./1/                                                         993,300      26,943         .66
3Com Corp./1/                                                          555,000      26,918         .66
Sybase, Inc./1/                                                      1,300,000      20,719         .51
Lexmark International Group, Inc. Class A /1/                          750,000      19,781         .48
Digital Equipment Corp./1/                                             450,000      16,144         .40
Autodesk, Inc.                                                         400,000      15,550         .38
Sequent Computer Systems, Inc./1/                                      850,000      14,344         .35
Structural Dynamics Research Corp./1/                                  475,000      11,638         .28
Tandem Computers Inc./1/                                               440,000       6,270         .15
Mentor Graphics Corp./1/                                               800,000       6,100         .15
Data General Corp./1/                                                  100,000       2,137         .05
Danka Business Systems PLC (American Depositary Receipts)
 (United Kingdom)                                                       45,000       1,806         .04
CompuServe Corp./1/                                                     84,100         946         .02

Leisure & Tourism- 7.67%
Walt Disney Co.                                                      1,419,500     116,222        2.84
HFS Inc./1/                                                            685,500      36,931         .90
King World Productions, Inc./1/                                        900,000      33,863         .83
Host Marriott Corp./1/                                               1,700,000      29,963         .73
Carnival Corp., Class A                                                650,000      24,700         .60
Mirage Resorts, Inc./1/                                              1,000,000      23,875         .58
Marriott International, Inc.                                           250,000      14,437         .35
Harrah's Entertainment, Inc./1/                                        700,000      13,038         .32
Midway Games Inc./1/                                                   450,000       9,056         .22
Trump Hotels & Casino Resorts, Inc./1/                                 650,000       6,337         .16
MGM Grand, Inc./1/                                                     150,000       5,681         .14

Health & Personal Care- 4.15%
Guidant Corp.                                                          700,000      54,338        1.33
Omnicare, Inc.                                                       1,000,000      28,625         .70
United States Surgical Corp.                                           500,000      16,875         .41
Forest Laboratories, Inc./1/                                           380,000      16,055         .39
Medtronic, Inc.                                                        200,000      14,800         .36
Kimberly-Clark Corp.                                                   200,000      10,025         .25
Gillette Co.                                                            95,100       8,452         .20
Nellcor Puritan Bennett Inc./1/                                        300,000       6,412         .16
Johnson & Johnson                                                       97,600       5,844         .14
SEQUUS Pharmaceuticals, Inc./1/                                        400,000       2,825
SEQUUS Pharmaceuticals, Inc., warrants, expire 4/17/98/1/               40,416           4         .07
SONUS Pharmaceuticals, Inc./1/ /2/ /3/                                 106,910       2,431         .06
Alpha-Beta Technology, Inc./1/                                         200,000       1,875         .05
Pharmacia & Upjohn, Inc.                                                36,250       1,255         .03

Merchandising- 3.39%
Consolidated Stores Corp./1/                                             1,069      40,880        1.00
Barnes & Noble, Inc./1/                                                675,000      28,097         .69
Cardinal Health, Inc.                                                  245,000      14,271         .35
Payless ShoeSource, Inc./1/                                            295,000      13,975         .34
Limited Inc.                                                           575,000      11,644         .28
Amway Asia Pacific Ltd. (Multinational)                                250,000      11,562         .28
Circuit City Stores, Inc. - Circuit City Group                         200,000       7,900         .19
Boise Cascade Office Products Corp./1/                                 300,000       5,850         .14
Spiegel, Inc., Class A/1/                                              726,600       4,814         .12

Miscellaneous Materials & Commodities- 1.79%
Pioneer Hi-Bred International, Inc.                                  1,050,000      73,238        1.79

Transportation: Airlines- 1.75%
Southwest Airlines Co.                                               1,750,300      45,070        1.10
AMR Corp./1/                                                           195,000      19,378         .48
Delta Air Lines, Inc.                                                   75,000       7,031         .17

Chemicals- 1.71%
Valspar Corp.                                                        1,269,800      35,554         .87
Mycogen Corp./1/                                                       800,000      18,800         .46
Air Products and Chemicals, Inc.                                       125,000       9,719         .23
Engelhard Corp.                                                        284,400       6,150         .15

Telecommunications- 1.61%
AirTouch Communications Inc./1/                                      1,000,000      27,875         .68
Ascend Communications, Inc./1/                                         425,000      23,694         .58
LCI International, Inc./1/                                             400,000       9,700         .24
MCI Communications Corp.                                               120,000       4,605         .11

Banking- 1.58%
BankBoston Corp.                                                       290,840      21,231         .52
Norwest Corp.                                                          250,000      13,375         .32
Charter One Financial, Inc.                                            262,500      12,305         .30
Northern Trust Corp.                                                   250,000      12,281         .30
Commerce Bancshares, Inc.                                              130,096       5,692         .14

Electrical & Electronics- 1.41%
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                             1,040,000      37,050         .90
Nokia Corp., Class A (American Depositary Receipts) (Finland)          210,000      13,860         .34
General Instrument Corp./1/                                            286,700       6,952         .17

Recreation & Other Consumer Products- 1.32%
Mattel, Inc.                                                         1,596,288      47,689        1.16
Electronic Arts/1/                                                     200,000       6,400         .16

Insurance- 1.31%
Transatlantic Holdings, Inc.                                           270,000      24,199         .59
EXEL Ltd. (Incorporated in Bermuda)                                    510,000      22,567         .55
Everest Reinsurance Holdings, Inc.                                     200,000       6,800         .17


Energy Equipment- 1.29%
Reading & Bates Corp./1/                                             1,500,000      38,062         .93
Schlumberger Ltd. (Netherlands Antilles)                               125,000      14,891         .36

Energy Sources- 1.19%
Enterprise Oil PLC (United Kingdom)                                  1,500,000      16,513         .40
Murphy Oil Corp.                                                       350,000      16,231         .40
Union Texas Petroleum Holdings, Inc.                                   800,000      16,100         .39

Beverages & Tobacco - 0.78%
Philip Morris Companies Inc.                                           555,000      24,420         .60
PepsiCo, Inc.                                                          200,000       7,350         .18

Financial Services- 0.75%
Federal National Mortgage Assn.                                        600,000      26,175         .64
Federal Home Loan Mortgage Corp.                                       137,000       4,521         .11

AEROSPACE & MILITARY-  0.43%
Gulfstream Aerospace Corp./1/                                          600,000      17,625         .43

Construction & Housing- 0.09%
Stone & Webster, Inc.                                                   90,000       3,859         .09

TEXTILES & APPAREL- 0.09%
Liz Claiborne Inc.                                                      50,000       2,281         .06
NIKE, Inc. Class B                                                      25,000       1,425         .03

Electronic Instruments- 0.05%
ANTEC Corp./1/                                                          150000        1856         .05

Miscellaneous
Other stocks in initial period of acquisition                                      177,015        4.32
                                                                              ----------- -----------
TOTAL STOCKS (cost: $2,710,951,000)                                              3,615,029       88.25
                                                                              ----------- -----------

                                                                    Principal
                                                                       Amount
Short-Term Securities                                                   (000)
----------------------------------------------------------------- ----------- ----------- -----------
Corporate Short-Term Notes- 9.29%
Monsanto Co. 5.57%-5.60% due 6/4-7/10/97                               $35,000      34,867
Monsanto Co. 5.62% due 7/9/97/3/                                        18,600      18,487       1.30%
Lucent Technologies Inc. 5.51%-5.53% due 6/5-6/20/97                    52,000      51,898        1.27
H.J. Heinz Co. 5.50%-5.60% due 6/12-6/23/97                             41,300      41,207        1.01
Weyerhaeuser Co. 5.56%-5.58% due 7/7-7/18/97                            36,800      36,568         .89
Procter & Gamble Co. 5.48%-5.52% due 6/17-6/30/97                       36,400      36,254         .88
Beneficial Corp. 5.55%-5.57% due 6/10-8/6/97                            32,400      32,260         .79
International Lease Finance Corp. 5.55%-5.60% due 6/11-8/12/97          31,100      30,809         .75
Warner-Lambert Co. 5.53% due 6/16/97                                    18,370      18,325
Warner-Lambert Co. 5.52% due 6/24/97/3/                                  7,300       7,273         .63
Coca-Cola Co. 5.48% due 6/2/97                                          25,000      24,992         .61
Commercial Credit Co. 5.50%-5.55% due 6/2-8/1/97                        24,900      24,752         .60
National Rural Utilities Cooperative Finance Corp.
 5.54%-5.56% due 6/3-6/20/97                                            22,800      22,764         .56

Federal Agency Discount Notes- 2.83%
Federal Home Loan Mortgage Corp. 5.275%-5.55% due 6/6-8/5/97            58,300      58,107        1.42
Federal National Mortgage Assn. 5.515%-5.53% due 8/4-8/7/97             39,800      39,404         .96
Federal Home Loan Banks  5.45%-5.535% due 6/19-8/7/97                   18,560      18,398         .45
                                                                              ----------- -----------
TOTAL SHORT-TERM SECURITIES (cost:  $496,503,000)                                  496,365       12.12
                                                                              ----------- -----------
TOTAL INVESTMENT SECURITIES (cost:  $3,207,454,000)                              4,111,394      100.37

Excess of payables over cash and receivables                                        15,206         .37
                                                                              ----------- -----------
NET ASSETS                                                                      $4,096,188     100.00%
                                                                               ==========  ==========


/1/ Non-income-producing securities.
/2/ Valued under procedures established by the
 Board of Trustees.
/3/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.


See Notes to Financial Statements

-----------------------------------------------------------------
Stocks appearing in the portfolio
 since November 30, 1996
-----------------------------------------------------------------
AccuStaff
APAC Teleservices
Ascend Communications
Boise Cascade Office Products
Cardinal Health
Computer Associates International
Federal Home Loan Mortgage
Gillette
Gulfstream Aerospace
HFS
LCI International
Lexmark International Group
Liz Claiborne
Medtronic
MGM Grand
Midway Games
Mirage Resorts
Netscape Communications
NIKE
Paychex
Payless ShoeSource
Republic Industries
SONUS Pharmaceuticals
United States Surgical
Union Texas Petroleum Holdings

-----------------------------------------------------------------
Stocks eliminated from the portfolio
 since November 30, 1996
-----------------------------------------------------------------

Adobe Systems
ADT
Altera
Applied Materials
Apria Healthcare Group
Banc One
CNA Financial
Columbia Gas System
Dell Computer
Duracell International
EMC
FHP International
Genetics Institute
Great Lakes Chemical
Hasbro
KLA Instruments
Linear Technology
Loewen Group
Luby's Cafeterias
Lucent Technologies
Marvel Entertainment Group
Maxim Integrated Products
NAC Re
New World Communications Group
Paragon Trade Brands
Quantum
Staples
Trenwick Group
U.S. Industries
United States Cellular
Value Health
Wal-Mart Stores
Western Digital

AMERICAN VARIABLE INSURANCE SERIES INTERNATIONAL FUND
Investment Portfolio,  May 31, 1997
(Unaudited)

Where the Fund's Assets Are Invested
                                                                            Percent of      Percent of
                                                                            Net Assets      Net Assets
                                                                              --------        --------
EUROPE                                                                           45.16%
ASIA/PACIFIC                                                                     30.30%
THE AMERICAS                                                                     13.87%
OTHER COUNTRIES                                                                   2.39%

CASH AND EQUIVALENTS                                                              8.28%
TOTAL                                                                            100.0%

Largest Individual Equity Holdings

Telefonica de Espana                                                              2.95%
Novartis                                                                           1.81
Hong Kong Telecommunications                                                       1.77
Orkla                                                                              1.73
Hutchison Whampoa                                                                  1.55
Volkswagen                                                                         1.45
Centrais Eletricas Brasileiras                                                     1.41
Bayerische Motoren Werke                                                           1.40
Telefonos de Mexico                                                                1.40
Telecom Italia Mobile                                                              1.36


                                                                                                Market   Percent
                                                                             Number of           Value    of Net
Stocks (common and preferred)                                                   Shares           (000)    Assets
------------------------------------------------------                        --------        --------  --------
TELECOMMUNICATIONS - 11.92%
Telefonica de Espana, SA (Spain)                                                2390000        $68,966
Telefonica de Espana, SA (American Depositary Receipts)                          158000           13805     2.95%
Hong Kong Telecommunications Ltd. (Hong Kong)                                  22436953           49664      1.77
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                                         882000           39139      1.40
Telecom Italia Mobile SpA (Italy)                                              11961000           35199
Telecom Italia Mobile SpA, savings shares                                       1588800            2788      1.36
STET - Societa Finanziaria Telefonica p.a. (Italy)                              3300000           16677
STET - Societa Finanziaria Telefonica p.a., nonconvertible                                                   1.00
 savings shares                                                                 2900000           11418
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                         130000           17859       .64
Telecom Italia SpA (Italy)                                                      6075200           16642
Telecom Italia SpA, savings shares                                               276000             610       .62
TELECEL - Comunicacoes Pessoais, SA (Portugal)                                   156400           12015       .43
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                    2108000            6287
  (Indonesia)
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                                                  .40
 (American Depositary Receipts)                                                  164200            4905
Telefonica del Peru SA, Class B, (American Depositary Receipts)                  350000            8881       .32
  (Peru)
Telecom Corp. of New Zealand Ltd. (New Zealand)                                 1489600            7156
Telecom Corp. of New Zealand Ltd. (American Depositary Receipts)                   5000             192       .26
Deutsche Telekom AG (Germany)                                                    195100            4331       .15
Philippine Long Distance Telephone Co. (Global Depositary Receipts)
 (Philippines)                                                                    80000            4300       .15
Koninklijke PTT Nederland NV (Netherlands)                                       115000            4023       .14
SmarTone Telecommunications Holdings Ltd. (Hong Kong -
 Incorporated in Bermuda)                                                       2000000            3936       .14
SK Telecom Co., Ltd. (South Korea) (formerly Korea Mobile
 Telecommunications Corp.)                                                         4871            3006       .11
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)                           108600            2237       .08
  (India) /1/ /2/
BANKING - 7.93%
Bank of Nova Scotia (Canada)                                                     874200         36,267       1.29
Safra Republic Holdings SA (Luxembourg)                                          154000         33,264       1.19
HSBC Holdings plc (United Kingdom)                                              1000000         30,330       1.08
Australia and New Zealand Banking Group Ltd. (Australia)                        4261951         29,142       1.04
Royal Bank of Canada (Canada)                                                    450000         19,500        .70
Bank of Scotland (United Kingdom)                                               3005200         18,929        .68
Lloyds TSB Group plc (United Kingdom)                                           1140000         11,467        .41
Westpac Banking Corp. (Australia)                                               1900000         10,304        .37
Banco de Santander, SA (Spain)                                                   100000          8,532        .30
Fuji Bank, Ltd. (Japan)                                                          470000          6,056        .22
Sakura Bank, Ltd. (Japan)                                                        920000          5,508        .20
Hanil Bank (South Korea)                                                         804980          4,977        .18
Toronto-Dominion Bank (Canada)                                                   130000          3,924        .14
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico)/1/                 1130397          2,449
Grupo Financiero Banamex Accival, SA de CV, Class L/1/                            92128            183        .09
Fuji International Finance (Bermuda) Trust,
 convertible preference share units (Japan)                                          40            997        .04
BROADCASTING & PUBLISHING - 7.71%
CANAL+ (France)                                                                  122132           20704       .74
United News & Media plc (United Kingdom)                                        1500000           19020       .68
Television Broadcasts Ltd. (Hong Kong)                                          4092000           17851       .64
NV Verenigd Bezit VNU (Netherlands)                                            770,000          17,398        .62
Pathe (France)                                                                  73,000          16,829        .60
Nippon Television Network Corp. (Japan)                                           39000           15579       .56
Seven Network Ltd. (Australia)                                                  3600000           14923       .53
SOFTBANK CORP. (Japan)                                                           215800           14589       .52
Wolters Kluwer NV (Netherlands)                                                  108118           13008       .46
News Corp. Ltd. (American Depositary Receipts) (Australia)                       362000            6426
News Corp. Ltd., preferred shares (American Depositary Receipts)                 181000            2670       .43
News Corp. Ltd., preferred shares (United Kingdom)                               784003            2946
Independent Newspapers, PLC (Ireland)                                        2,007,020          10,092        .36
Mediaset SPA (Italy)                                                         1,967,000           8,485        .30
Grupo Televisa, SA (American Depositary Receipts) (Mexico)/1/                    261000            7471       .27
Pearson PLC (United Kingdom)                                                     540000            6347       .23
Elsevier NV (Netherlands)                                                        340000            5753       .21
BEC World PCL (Thailand)/1/                                                    658,400           5,746        .21
Multicanal Participacoes SA (American Depositary Receipts)                     416,000           4,862        .17
  (Brazil)/1/
Carlton Communications PLC (United Kingdom)                                    540,000           4,653        .17
Seat SpA (Italy)/1/                                                          1,272,400             377        .01
MULTI-INDUSTRY - 6.94%
Orkla AS, Class A (Norway)                                                       555000           48411      1.73
Hutchison Whampoa Ltd. (Hong Kong)                                           5,200,000          43,289       1.55
Swire Pacific Ltd., Class A (Hong Kong)                                      2,800,000          23,490        .84
Imasco Ltd. (Canada)                                                           580,000          16,265        .58
Siebe plc (United Kingdom)                                                     970,000          15,247        .54
Industriforvaltnings AB Kinnevik, Class B (Sweden)                               305000            8347
Industriforvaltnings AB Kinnevik, Class A                                        101600            2702       .39
Benpres Holdings Corp. (Global Depositary Receipts)                          1,540,000          10,934        .39
  (Philippines)/1/
B.A.T. Industries PLC (United Kingdom)                                       1,100,000           9,866        .35
Lend Lease Corp. Ltd. (Australia)                                                452616            8958       .32
Anglovaal Ltd., Class N (South Africa)                                         270,000           7,028        .25
AUTOMOBILES - 6.42%
Volkswagen AG (Germany)                                                         62,900          40,671       1.45
Bayerische Motoren Werke AG (Germany)                                             48000           39330      1.40
Volvo AB, Class B (Sweden)                                                   1,075,000          29,767       1.06
Honda Motor Co., Ltd. (Japan)                                                  760,000          22,328        .80
Suzuki Motor Corp. (Japan)                                                      1700000           21321       .76
Toyota Motor Corp. (Japan)                                                       646000           18535       .66
Hyundai Motor Co. (Global Depositary Receipts) (South Korea)                   705,000           8,160        .29
HEALTH & PERSONAL CARE - 4.70%
Novartis AG (Switzerland)                                                       37,324          50,637       1.81
AB Astra, Class A (Sweden)                                                   1,613,333          26,034        .93
Hoya Corp. (Japan)                                                             475,000          21,585        .77
Sankyo Co., Ltd. (Japan)                                                       582,000          18,448        .66
Zeneca Group PLC (United Kingdom)                                              320,000           9,716        .35
Elan Corp., PLC (American Depositary Receipts) (Ireland)/1/                     71,900           2,930        .10
SmithKline Beecham PLC (American Depositary Receipts)                           25,000           2,188        .08
  (United Kingdom)
UTILITIES:  ELECTRIC & GAS - 3.64%
Centrais Eletricas Brasileiras SA, Class B, preferred nominative
 (American Depositary Receipts) (Brazil)                                     1,628,000          39,683       1.41
Hongkong Electric Holdings Ltd. (Hong Kong)                                     5875000           21155       .76
Copel, Class B, preferred nominative (Brazil)/1/                              732873000           10819
Copel, ordinary nominative/1/                                                 452485000            6680       .62
Korea Electric Power Corp. (South Korea)                                         338000           10450
Korea Electric Power Corp. (American Depositary Receipts)                        200000            3625       .50
Scottish Power PLC (United Kingdom)                                              661200            4159       .15
CESP-Cia. Energetica de Sao Paulo, preferred nominative
 (American Depositary Receipts) (Brazil)/1/                                      204096            3419
CESP-Cia. Energetica de Sao Paulo, ordinary nominative/1/                    9,745,000             544        .14
Cia. Energetica de Minas Gerais - CEMIG (Brazil)                               35692000            1560       .06
BUSINESS & PUBLIC SERVICES - 3.57%
Rentokil Group PLC (United Kingdom)                                          8,080,000          31,239       1.11
Reuters Holdings PLC (United Kingdom)                                        2,632,000          29,579       1.06
Brambles Industries Ltd. (Australia)                                           700,000          12,592        .45
Severn Trent plc (United Kingdom)                                              863,259          11,002        .39
NTT Data Communications Systems Corp. (Japan)                                      160           5,869        .21
Thames Water PLC (United Kingdom)                                              475,000           5,342        .19
Havas SA (France)                                                               66,000           4,450        .16
ELECTRICAL & ELECTRONICS - 3.49%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                804600           28252
Telefonaktiebolaget LM Ericsson, Class B,                                       14,500              71       1.01
  4.25% convertible preferred
Nokia Corp., Class A (Finland)                                                   180000           11764
Nokia Corp., Class K                                                             150000            9812       .77
Northern Telecom Ltd. (Canada)                                                   230000           19320       .69
Tokyo Electron Ltd. (Japan)                                                      328000           16539       .59
ASEA AB, Class A (Sweden)                                                        900000           12141       .43
BEVERAGES & TOBACCO - 3.32%
Coca-Cola Amatil Ltd. (Australia)                                               3089445           35718      1.27
Cia. Cervejaria Brahma (Brazil)                                             23,300,000          16,915        .60
Panamerican Beverages, Inc., Class A (Mexico)                                    474600           13763       .49
LVMH Moet Hennessy Louis Vuitton (France)                                       48,000          11,631        .42
San Miguel Corp., Class B (Philippines)                                         2057000            6206       .22
South African Breweries Ltd. (South Africa)                                    190,000           5,339        .19
Rothmans of Pall Mall (Malaysia) Bhd. (Malaysia)                               351,100           3,703        .13
FOOD & HOUSEHOLD PRODUCTS - 3.25%
Nestle SA (Switzerland)                                                           20936           26037       .93
Reckitt & Colman PLC (United Kingdom)                                           1218375           17165       .61
PT Indofood Sukses Makmur (Indonesia)                                           6309600           14210       .51
Cadbury Schweppes PLC (United Kingdom)                                       1,500,000          13,454        .48
Unilever PLC (United Kingdom)                                                    470000           12600       .45
Groupe Danone (France)                                                          50,987           7,680        .27
MERCHANDISING - 2.87%
Kingfisher PLC (United Kingdom)                                              2,390,000          27,955       1.00
Cifra, SA de CV, Class C (Mexico)                                               6000000            9490
Cifra, SA de CV, Class B                                                        1500000            2574
Cifra, SA de CV, Class A                                                         917306            1569       .49
Carrefour SA (France)                                                           20,000          13,139        .47
Tesco PLC (United Kingdom)                                                   2,064,980          12,703        .45
Amway Japan Ltd. (American Depositary Receipts) (Japan)                        300,000             5963
Amway Japan Ltd.                                                                65,000             2507       .30
George Weston Ltd. (Canada)                                                     75,000           4,538        .16
ELECTRONIC COMPONENTS - 2.66%
Rohm Co., Ltd. (Japan)                                                           361000           37523      1.34
Murata Manufacturing Co., Ltd. (Japan)                                           420000           16633       .59
Kyocera Corp. (Japan)                                                            199000           14342       .51
Hirose Electric Co., Ltd. (Japan)                                                 91000            6113       .22
METALS:  NONFERROUS - 2.01%
Inco Ltd. (Canada)                                                               420000           13860       .49
WMC Ltd. (Australia)                                                            1905451           12304       .44
Alcan Aluminium Ltd. (Canada)                                                    310000           11121       .40
Noranda Inc. (Canada)                                                          400,000           8,928        .32
Teck Corp., Class B (Canada)                                                     300000            6652       .24
Pechiney, Class A (France)                                                       100000            3415       .12
Granges AB (Sweden)                                                                9000             112       .00
MACHINERY & ENGINEERING - 2.01%
Mannesmann AG (Germany)                                                           70000           28453      1.02
Valmet Corp. (Finland)                                                           600000           10848       .39
Svedala Industri AB (Sweden)                                                     530000           10673       .38
Kawasaki Heavy Industries, Ltd. (Japan)                                         1400000            6061       .22
RECREATION & OTHER CONSUMER PRODUCTS - 1.68%
Sony Music Entertainment (Japan) Inc. (Japan)                                  270,000          12,757        .46
EMI Group PLC (United Kingdom)                                                 468,712           9,018        .31
TAG Heuer International SA (Switzerland)                                        58,000           8,115        .29
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong -                             3,600,000           7,899        .28
   Incorporated in Bermuda)
Square Co. Ltd.  (Japan)                                                       102,000           4,732        .17
Nintendo Co., Ltd. (Japan)                                                      60,000           4,690        .17
APPLIANCES & HOUSEHOLD DURABLES - 1.56%
Sony Corp. (Japan)                                                               377000           31770      1.13
Philips Electronics NV (Netherlands)                                             200000           10943       .39
AB Electrolux, Class B (Sweden)                                                 18,000           1,074        .04
Samsung Electronics Co., Ltd. (South Korea)                                      1,100             108        .00
Samsung Electronics Co., Ltd., subscription rights                                  18               1        .00
ENERGY SOURCES - 1.49%
TOTAL, Class B (France)                                                          156372           14311
TOTAL, Class B, preferred nominative                                              75000            3422       .63
   (American Depositary Receipts)
Repsol SA (American Depositary Receipts) (Spain)                                 200000            8425       .30
ENI SpA (American Depositary Receipts) (Italy)                                   140000            7105       .25
Woodside Petroleum Ltd. (Australia)                                              600000            5059       .18
"Shell" Transport and Trading Co., plc (United Kingdom)                           30000            3581       .13
BUILDING MATERIALS & COMPONENTS - 1.39%
Cemex, SA de CV, ordinary participation certificates (Mexico)                   4562700           17089
Cemex, SA de CV, Class A                                                        2321450            8651       .92
Holderbank Financiere Glaris Ltd. (Switzerland)                                   15000           13164       .47
AEROSPACE & MILITARY TECHNOLOGY - 1.28%
British Aerospace PLC (United Kingdom)                                           940000           19133       .68
Bombardier Inc., Class B (Canada)                                                793900           16683       .60
MISCELLANEOUS MATERIALS & COMMODITIES - 1.10%
De Beers Consolidated Mines Ltd. (South Africa)                                  345000           12090       .43
English China Clays PLC (United Kingdom)                                        3168750           10460       .37
SGL Carbon AG (Germany)                                                           50000            7233       .26
Bunzl plc (United Kingdom)                                                       300000             985       .04
GOLD MINES - 0.75%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts) (Ghana)                 508540            6611
Ashanti Goldfields Co. Ltd. (Australia)                                          386088            5038       .42
Normandy Mining Ltd. (Australia)                                                7509467            9196       .33
INDUSTRIAL COMPONENTS - 0.74%
Sumitomo Electric Industries, Ltd. (Japan)                                       820000           12891       .46
Bridgestone Corp. (Japan)                                                        175000            3954       .14
Cie Generale des Etablissements Michelin, Class B (France)                        70000            3826       .14
TRANSPORTATION:  AIRLINES - 0.72%
KLM Royal Dutch Airlines (Netherlands)                                           695000         20,081        .72
DATA PROCESSING & REPRODUCTION - 0.70%
Fujitsu Ltd. (Japan)                                                             940000           11466       .41
Olivetti SpA (Italy)/1/                                                        28300000            8261       .29
INSURANCE - 0.44%
Royal & SunAlliance Insurance Group plc (United Kingdom)                        1631988           12285       .44
TRANSPORTATION:  SHIPPING - 0.36%
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Multinational)                                                                 327000          5,968        .21
Nippon Yusen KK (Japan)                                                         1000000          4,123        .15
FOREST PRODUCTS & PAPER - 0.32%
UPM-Kymmene Corp. (Finland)/1/                                                   385000            8847       .32
METALS:  STEEL - 0.28%
Kawasaki Steel Corp. (Japan)                                                    2700000          7,932        .28
LEISURE & TOURISM - 0.28%
Mandarin Oriental International Ltd. (Singapore)                                6911218            7810       .28
REAL ESTATE - 0.14%
Mitsui Fudosan Co., Ltd. (Japan)                                                 300000            3788       .14
CHEMICALS - 0.05%
Ciba Specialty Chemicals Holdings (Switzerland)                                   14581            1381       .05
MISCELLANEOUS
Other stocks in initial period of acquisition                                                    139411      4.98
                                                                                              --------  --------
TOTAL STOCKS (cost: $2,002,933,000)                                                             2541111     90.70
                                                                                              --------  --------

                                                                             Principal
                                                                                Amount
Convertible Debentures                                                           (000)
------------------------------------------------------                        --------        --------  --------
BROADCASTING & PUBLISHING - 0.29%
United News & Media plc 6.125% 2003                                              4,500             8118       .29
UTILITIES: ELECTRIC & GAS - 0.18%
Korea Electric Power Corp. 5.00% 2001                                         KW5,000              4975       .18
FOREST PRODUCTS & PAPER - 0.15%
UPM-Kymmene Corp. 8.25% 2043                                                 FM17,000              4191       .15
ELECTRONIC COMPONENTS - 0.11%
Acer Peripherals Inc. 1.25% 2006                                                $2,680             3176       .11
ENERGY SOURCES - 0.04%
Zhenhai Refining & Chemical Co. Ltd. 3.00% 2003/2/                                950              1078       .04
                                                                                              --------  --------
TOTAL CONVERTIBLE DEBENTURES (cost: $20,437,000)                                                21,538        .77
                                                                                              --------  --------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,023,370,000)                                          2,562,649      91.47
                                                                                              --------  --------
Bonds and Notes
------------------------------------------------------                        --------        --------  --------
INDUSTRIALS - 0.26%
RBS Participacoes SA 11.00% 2007/2/                                             $7,000             7298       .26
                                                                                              --------  --------
TOTAL BONDS & NOTES (cost: $7,025,000)                                                           7,298        .26
                                                                                              --------  --------



                                                                             Principal          Market   Percent
                                                                                Amount           Value    of Net
Short-Term Securities                                                            (000)           (000)    Assets
------------------------------------------------------                        --------        --------   -------
CORPORATE SHORT-TERM NOTES - 7.58%
Daimler-Benz North America Corp. 5.50%-5.60% due 6/11-7/9/97                   $33,400          33,247       1.19
H.J. Heinz Co. 5.50%-5.60% due 6/13-7/15/97                                     23,200          23,123        .82
Halifax Building Society 5.50%-5.56% due 6/9-7/10/97                            21,900          21,818        .78
Bayer, AG 5.56%-5.60% due 7/22-8/12/97/2/                                       20,400          20,204        .72
International Lease Finance Corp. 5.55% due 7/7/97                              19,800          19,687        .70
National Australia Funding (Delaware) Inc. 5.61% due 7/16/97                    18,000          17,872        .64
Canadian Wheat Board 5.52% due 6/30/97                                          17,700          17,619        .63
Lloyds Bank PLC 5.53%-5.55% due 6/17-6/27/97                                    17,400          17,340        .62
Svenska Handelsbanken Inc. 5.64% due 7/25/97                                      15500           15369       .55
General Electric Capital Corp. 5.65% due 6/2/97                                   11800           11796       .42
RTZ America, Inc. 5.58% due 7/7/97/2/                                            9,400           9,346        .33
France Telecom 5.53% due 6/23/97                                                 5,000           4,983        .18

FEDERAL AGENCY DISCOUNT NOTES - 1.02%
Federal Home Loan Banks 5.45%-5.52% due 6/19-7/31/97                              14350           14296       .51
Federal National Mortgage Assn. 5.45% due 8/27/97                                  7600            7498       .27
Federal Home Loan Mortgage Corp. 5.275% due 6/13/97                                6900            6886       .24
                                                                                              --------  --------
TOTAL SHORT-TERM SECURITIES (cost: $241,083,000)                                               241,084       8.60
                                                                                              --------  --------
TOTAL INVESTMENT SECURITIES (cost: $2,271,478,000)                                           2,811,031     100.33

Excess of payables over cash and receivables                                                     9,254        .33
                                                                                              --------  --------
NET ASSETS                                                                                  $2,801,777    100.00%
                                                                                              ========  ========


/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.


See Notes to Financial Statements

Equity-type securities appearing in the portfolio since November 30, 1996

Bank of Scotland
B-A-T Industries
BEC World
Bridgestone
British Aerospace
Bunzl
Carlton Communications
Cervejaria Brahma
Ciba Specialty Chemicals
Copel
Deutsche Telekom
Elan
Energetica de Minas Gerais - CEMIG
Fuji Bank
Fuji International Finance
Fujitsu
George Weston
Granges
Havas
Honda Motor
Imasco
Kingfisher
KLM Royal Dutch Airlines
Lloyds TSB Group
Nintendo
Novartis
Pechiney
Repsol
Rothmans of Pall Mall
Royal Bank of Canada
Sakura Bank
Samsung Electronics
Sankyo
Seat
Severn Trent
Siebe
Sumitomo Electric Industries
Swire Pacific
TAG Heuer International
TELECEL - Comunicacoes Pessoais
Thames Water
Tokyo Electron
Toronto-Dominion Bank
Unilever
United News & Media
Videsh Sanchar Nigam
Volkswagen
Woodside Petroleum
Yue Yuen Industrial
Zeneca Group
Zhenhai Refining & Chemical

Equity-type securities eliminated from the portfolio since November 30, 1996

ABN AMRO Holding
ACOM
AGA
Allied Irish Banks
ASM Lithography Holding
AUDIOFINA
Autopistas del Mare Nostrum
Banyu Pharmaceutical
BBC Brown Boveri
Brierley Investments
Ciba-Geigy
Consolidated Electric Power Asia
Corporacion Mapfre
Daimler-Benz
Dalgety
Fuji Photo Film
Glaxo Wellcome
Groupe Bruxelles Lambert
Hoechst
Iberdrola
Incentive
Internationale Nederlanden Groep
Korea First Bank
L'Air Liquide
National Mutual Asia
Orbital Engine
Peugeot
PolyGram
Siemens
Sing Tao Holdings
Swedish Match
TeleWest Communications
TNT
VA Technologie
Woolworths



American Variable Insurance Series
GROWTH-INCOME FUND
Investment Portfolio - May 31, 1997

Equity-Type Securities                                                          86.24%
Cash & Equivalents                                                              13.76%



                                                                              Percent
                                                                               of Net
Largest Individual Equities                                                    Assets
AT&T                                                                             1.59%
Valero Energy                                                                     1.57
Circuit City Stores-Circuit City Group                                            1.51
Aluminum Co. of America                                                           1.49
Atlantic Richfield                                                                1.47
Ultramar Diamond Shamrock                                                         1.38
Potash Corp. of Saskatchewan                                                      1.27
Bowater                                                                           1.27
Schering-Plough                                                                   1.24
Caterpillar                                                                       1.20

                                                                                            Market     Percent
                                                                           Number of         Value      of Net
Stocks (common and preferred)                                                  Shares        (000)      Assets

Energy Sources - 9.32%
Valero Energy Corp.                                                            2563250     $91,636        1.57%
Atlantic Richfield Co.                                                          590000        85845        1.47
Ultramar Diamond Shamrock Corp.
 (formerly Diamond Shamrock, Inc.)                                             2434800        80348        1.38
Pennzoil Co.                                                                    980000        54268         .93
Amoco Corp.                                                                     450000        40219         .69
TOTAL, Class B (American Depositary Receipts) (France)                          609455        27806         .48
Phillips Petroleum Co.                                                          611100        25972         .45
Murphy Oil Corp.                                                                463200        21481         .37
Repsol SA (American Depositary Receipts) (Spain)                                500000        21063         .36
Royal Dutch Petroleum Co. (New York Registered Shares)
 (Netherlands)                                                                  100000        19525         .33
Texaco Inc.                                                                   175,000       19,097          .33
Elf Aquitaine (American Depositary Receipts) (France)                           300000        15637         .27
Exxon Corp.                                                                     250000        14812         .25
Norsk Hydro AS (American Depositary Receipts) (Norway)                          250000        12688         .22
Ashland Inc.                                                                    200000         9575         .16
Chevron Corp.                                                                    50000         3500         .06
Health & Personal Care - 6.92%
Schering-Plough Corp.                                                           800000        72600        1.24
Pfizer Inc                                                                      600000        61725        1.06
Warner-Lambert Co.                                                              607800        61236        1.05
American Home Products Corp.                                                    660000        50325         .86
Kimberly-Clark Corp.                                                          740,000       37,092          .64
Merck & Co., Inc.                                                             375,000         33703         .58
AB Astra, Class A (American Depositary Receipts) (Sweden)                      1400000        22925         .39
Abbott Laboratories                                                           350,000       22,050          .38
Eli Lilly and Co.                                                               180000      16,740          .29
Johnson & Johnson                                                             250,000       14,969          .26
Tambrands Inc.                                                                200,000        9,650          .17
Banking - 5.30%
Norwest Corp.                                                                   800000        42800         .73
BankAmerica Corp.                                                               285400        33356         .57
First Union Corp.                                                               365000        31344         .54
KeyCorp                                                                         400000        21750         .37
First Chicago NBD Corp.                                                       350,000         20737         .36
Northern Trust Corp.                                                            400000        19650         .34
Chase Manhattan Corp.                                                           200000        18900         .32
Bank of New York Co., Inc.                                                    400,000         17050         .29
CoreStates Financial Corp                                                       290500      15,360          .26
SunTrust Banks, Inc.                                                          280,000         14945         .26
Fleet Financial Group, Inc.                                                     235500        14395         .25
Citicorp                                                                      100,000         11438         .20
J.P. Morgan & Co. Inc.                                                          100000      10,750          .18
Bank of Tokyo-Mitsubishi, Ltd. (American Depositary
 Receipts) (Japan)                                                              600000      10,725          .18
Hibernia Corp., Class A                                                         800000        10600         .18
Sakura Bank, Ltd. (American Depositary Receipts) (Japan)                        150000       8,850          .15
Banc One Corp.                                                                  166375         7196         .12
Business & Public Services - 4.93%
Browning-Ferris Industries, Inc.                                               1729200        56631         .97
Electronic Data Systems Corp.                                                  1199500        44831         .77
Waste Management, Inc.
 (formerly WMX Technologies, Inc.)                                             1340628        42565         .73
Alexander & Baldwin, Inc.                                                   1,020,000       27,667          .47
Cognizant Corp.                                                                 726500        26880         .46
Manpower Inc.                                                                 450,000       20,138          .35
Federal Express Corp./1/                                                        380000        19903         .34
Columbia/HCA Healthcare Corp.                                                 500,000       18,312          .31
Pitney Bowes Inc.                                                               175000        12294         .21
PacifiCare Health Systems, Inc., Class A/1/                                     154000        11550         .20
ACNielsen Corp./1/                                                              320000         5400         .09
Dun & Bradstreet Corp.                                                           70000         1829         .03
Merchandising - 4.77%
Circuit City Stores Inc. - Circuit City Group                                  2225000        87888        1.51
Wal-Mart Stores, Inc.                                                       1,400,000       41,650          .71
Limited Inc.                                                                   1494900        30272         .52
Giant Food Inc., Class A                                                      825,000       27,173          .47
Circuit City Stores Inc. - Carmax Group/1/                                  1,300,000       18,850          .32
Federated Department Stores, Inc./1/                                            500000        18500         .32
J.C. Penney Co., Inc.                                                           350000        18025         .31
Gap, Inc.                                                                       400000        13700         .23
Woolworth Corp./1/                                                              500000        12062         .21
Sears, Roebuck and Co.                                                          200000         9825         .17
Telecommunications- 4.74%
AT&T Corp.                                                                     2520000        92925        1.59
Ameritech Corp.                                                                 905900        59336        1.02
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                                        775000        34391         .59
U S WEST Communications, Inc.                                                 850,000       31,131          .53
MCI Communications Corp.                                                      539,800       20,715          .35
Telefonica de Espana, SA  (American Depositary Receipts)
 (Spain)                                                                      200,000       17,475          .30
AirTouch Communications/1/                                                    549,621       15,321          .26
SBC Communications Inc.                                                         100000         5850         .10
Chemicals - 4.14%
Mallinckrodt Inc.                                                              1240000        46345         .79
Praxair, Inc.                                                                   600000        31575         .54
Monsanto Co.                                                                  673,000       29,612          .51
Dow Chemical Co.                                                                300000        25012         .43
E.I. du Pont de Nemours and Co.                                               225,000       24,497          .42
Witco Corp.                                                                     500000        18500         .32
PPG Industries, Inc.                                                            250000        14531         .25
Lyondell Petrochemical Co.                                                      640000        14080         .24
Great Lakes Chemical Corp.                                                      250000        12219         .21
Imperial Chemical Industries PLC (American
 Depositary Receipts) (United Kingdom)                                          200000        10900         .19
Air Products and Chemicals, Inc.                                                100000         7775         .13
Engelhard Corp.                                                                 284400         6150         .11
Forest Products & Paper - 4.08%
Bowater Inc.                                                                   1495000        73816        1.27
Union Camp Corp.                                                                780000        40950         .70
Rayonier Inc.                                                                   525000        22509         .39
Weyerhaeuser Co.                                                                450000        22444         .38
International Paper Co.                                                         450000        21600         .37
James River Corp. of Virginia                                                   500000        17562         .30
Sonoco Products Co.                                                             500000        14563         .25
Georgia-Pacific Corp.                                                           150000        13237         .23
Westvaco Corp.                                                                  187500         5859         .10
Louisiana-Pacific Corp.                                                         200000         3900         .07
Deltic Timber Corp.                                                              46628         1230         .02
Broadcasting & Publishing - 3.77%
Time Warner Inc.                                                              942,000       43,803          .75
Viacom Inc., Class B/1/                                                        1335000        39633         .68
News Corp. Ltd. (American Depositary Receipts) (Australia)                     1100000        19525
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                                      400000         5900         .44
E.W. Scripps Co., Class A                                                       630000        24019         .41
Gannett Co., Inc.                                                               170000        15725         .27
U S WEST Media Group/1/                                                         775000        15403         .26
Media General Inc., Class A                                                     500000        15281         .26
Tele-Communications, Inc., Series A, Liberty
 Media Group/1/                                                                 590625        12883         .22
Comcast Corp., Class A, special stock                                           729706        12679         .22
Tribune Co.                                                                     200000         8650         .15
Chris-Craft Industries, Inc./1/                                                 104875         4483         .08
New York Times Co., Class A                                                      34300         1580         .03
Machinery & Engineering - 3.47%
Caterpillar Inc.                                                                718600        70153        1.20
Parker Hannifin Corp.                                                           700000        36838         .63
Deere & Co.                                                                     716600        36636         .63
Ingersoll-Rand Co.                                                              350000        19075         .33
New Holland NV (Netherlands)/1/                                                 750000        18375         .31
Crompton & Knowles Corp.                                                        700000        16362         .28
Greenfield Capital Trust, 6.00% convertible preferred/2/                        118000         5369         .09
Newport News Shipbuilding Inc.                                                    8000          133         .00
Data Processing & Reproduction - 3.10%
Oracle Corp./1/                                                               900,000       41,963          .72
Silicon Graphics, Inc./1/                                                   2,074,300       39,152          .67
Xerox Corp.                                                                   510,000       34,553          .59
International Business Machines Corp.                                         325,400       28,147          .48
3Com Corp./1/                                                                   400000        19400         .33
Adobe Systems Inc.                                                            400,000       17,850          .31
Beverages & Tobacco - 2.79%
Philip Morris Companies Inc.                                                1,405,000       61,820         1.06
Seagram Co. Ltd. (Canada)                                                      1420000        57155         .98
PepsiCo, Inc.                                                                   870000        31973         .55
UST Inc.                                                                        400000        11400         .20
Insurance - 2.46%
SAFECO Corp.                                                                    928800        40403         .69
General Re Corp.                                                                220000        38555         .66
Allstate Corp.                                                                  300000        22087         .38
American General Corp.                                                          320000        14160         .24
Liberty Corp.                                                                   350000        13912         .24
St. Paul Companies, Inc.                                                        120000         8595         .15
Arthur J. Gallagher & Co.                                                       188100         5972         .10
Miscellaneous Materials & Commodities - 2.26%
Potash Corp. of Saskatchewan Inc. (Canada)                                      900000        73912        1.27
Pioneer Hi-Bred International, Inc.                                             433200        30216         .52
Crown Cork & Seal Co., Inc.                                                     475000        27669         .47
Aerospace & Military Technology - 2.00%
Sundstrand Corp.                                                                500000        24875         .43
Boeing Co.                                                                      225000        23681         .41
United Technologies Corp.                                                     290,000       23,309          .40
General Motors Corp., Class H                                                   370000        20396         .35
Raytheon Co.                                                                  350,000       16,713          .29
McDonnell Douglas Corp.                                                       100,000        6,437          .11
Litton Industries, Inc./1/                                                        6800          308         .01
Metals: Nonferrous - 1.76%
Aluminum Co. of America                                                        1180000        86878        1.49
Inco Ltd. (Canada)                                                              280000         9240         .16
Alumax Inc./1/                                                                  160000         6180         .11
Electrical & Electronics - 1.68%
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                                                      550000        36300         .62
York International Corp.                                                        628800        30497         .52
Lucent Technologies Inc.                                                        297136        18905         .33
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                                        350000        12469         .21
Industrial Components - 1.67%
Goodyear Tire & Rubber Co.                                                    595,000       34,807          .59
Echlin Inc.                                                                   450,000       15,019          .26
Federal-Mogul Corp.                                                             400000        11650         .20
ITT Industries, Inc.                                                            400000         9900         .17
Cooper Industries, Inc.                                                         179802         9170         .16
Rockwell International Corp.                                                    136000         8772         .15
Dana Corp.                                                                    231,800        8,374          .14
Food & Household Products - 1.61%
Unilever NV (New York Registered Shares) (Netherlands)                          200000        38750         .66
McCormick & Co.                                                                 950000        24819         .43
CPC International Inc.                                                          200000        17200         .29
General Mills, Inc.                                                             210200        13295         .23
Multi-Industry - 1.51%
Tenneco Inc.                                                                    645000        28864         .50
FMC Corp./1/                                                                    325000        23400         .40
Textron Inc.                                                                    170000        20145         .35
AlliedSignal Inc.                                                               200000        15350         .26
Energy Equipment - 1.50%
Western Atlas Inc./1/                                                           521800        35352         .60
Schlumberger Ltd. (Netherlands Antilles)                                        170000        20251         .35
McDermott Inc.                                                                  500000        13875         .24
Dresser Industries, Inc.                                                        300000        10275         .18
Baker Hughes Inc.                                                               200000         7500         .13
Financial Services - 1.48%
Household International, Inc.                                                   350000        34388         .59
Beneficial Corp.                                                              400,000       25,700          .44
FINOVA Group Inc.                                                               180000        13410         .23
Capital One Financial Corp.                                                     300000         9637         .17
Associates First Capital Corp., Class A                                          60000         2835         .05
Leisure & Tourism - 1.29%
Walt Disney Co.                                                                 789932        64676        1.11
Host Marriott Corp./1/                                                          600000        10575         .18
Utilities: Electric & Gas - 1.28%
Duke Power Co.                                                                  500000        22500         .39
Union Electric Co.                                                              500000        18312         .31
GPU, Inc.                                                                       400000        14000         .24
Consolidated Edison Co. of New York, Inc.                                       450000        13106         .22
Edison International                                                            250000         5844         .10
El Paso Natural Gas Co.                                                          24180         1433         .02
Electronic Components - 1.26%
Intel Corp.                                                                   200,000       30,300          .52
Texas Instruments Inc.                                                        300,000       26,962          .46
AMP Inc.                                                                        400000        16450         .28
Transportation: Rail & Road - 1.10%
Union Pacific Corp.                                                             595050        40315         .69
Norfolk Southern Corp.                                                        245,000       23,795          .41
Recreation & Other Consumer Products - 0.89%
Polaroid Corp.                                                                  400000        20400         .35
Eastman Kodak Co.                                                               220000        18233         .31
Harley-Davidson Motor Co., Inc.                                                 300000        13425         .23
Automobiles - 0.81%
Ford Motor Co., Class A                                                         450000        16875         .29
Chrysler Corp.                                                                  500000        15875         .27
General Motors Corp.                                                            250000        14312         .25
Transportation: Airlines - 0.80%
AMR Corp./1/                                                                    412500        40992         .70
Delta Air Lines, Inc.                                                            60000         5625         .10
Appliances & Household Durables - 0.53%
Philips Electronics NV (New York Registered Shares)
 (Netherlands)                                                                  350000        19600         .34
Rubbermaid Inc.                                                                 400000        11150         .19
Textiles & Apparel - 0.31%
VF Corp.                                                                      230,000       17,969          .31
Metals:  Steel - 0.22%
Allegheny Teledyne Inc.                                                       500,000       12,875          .22
Miscellaneous
Other stocks in initial period of acquisition                                                133591        2.29
                                                                                         ---------      ------
TOTAL STOCKS (cost: $3,582,309,000)                                                      5,017,803        86.04
                                                                                         ---------      ------
                                                                            Principal
Convertible Debentures                                                         Amount Market Value  Percent of
Business & Public Services - 0.20%                                              (000)        (000)  Net Assets
CUC International Inc., 3.00% convertible debentures 2002/2/                  $12,000         11880         .20
                                                                                         ---------      ------
TOTAL CONVERTIBLE DEBENTURES (cost:  $11,974,000)                                             11880         .20
                                                                                         ---------      ------
TOTAL EQUITY-TYPE SECURITIES (cost:  $3,594,283,000)                                        5029683       86.24
                                                                                         ---------      ------



Short-Term Securities
Corporate Short-Term Notes - 10.04%
H.J. Heinz Co. 5.50%-5.60% due 6/12-6/26/97                                      89900        89625        1.54
Warner-Lambert Co. 5.56% due 6/25/97                                             45000        44826        1.07
Warner-Lambert Co. 5.51% due 6/18/97/2/                                          17900        17851
Procter & Gamble Co. 5.50%-5.52% due 6/17-7/14/97                                60200        59908        1.03
Lucent Technologies Inc. 5.51%-5.54% due 6/5-6/13/97                             57900        57817         .99
Coca-Cola Co. 5.50%-5.52% due 6/3-8/4/97                                         50000        49738         .85
International Lease Finance Corp. 5.55%-5.57% due 6/11-7/22/97                   47500        47277         .81
PepsiCo, Inc. 5.49%-5.50% due 6/4-7/9/97                                         47400        47270         .81
Weyerhaeuser Co. 5.55%-5.58% due 6/20-7/21/97                                    42100        41856         .72
Ford Motor Credit Co. 5.53%-5.60% due 6/12-7/28/97                               41000        40757         .70
Beneficial Corp. 5.55% due 6/10-7/11/97                                          40050        39865         .68
E.I. du Pont de Nemours and Co. 5.49%-5.59% due 7/16-8/19/97                     32500        32147         .55
General Electric Capital Corp. 5.65% due 6/2/97                                  16700        16695         .29
Federal Agency Discount Notes - 4.08%
Federal Home Loan Mortgage Corp. 5.275%-5.55% due
 6/6-7/25/97                                                                    113558       113212        1.94
Federal Home Loan Banks 5.45%-5.52% due 6/19-7/31/97                             65800        65311        1.12
Federal National Mortgage Assn. 5.515% due 8/4/97                                60000        59411        1.02
                                                                                         ---------      ------
TOTAL SHORT-TERM SECURITIES (cost: $823,550,000)                                             823566       14.12
                                                                                         ---------      ------
TOTAL INVESTMENT SECURITIES (cost: $4,417,833,000)                                          5853249      100.36
Excess of payables over cash and receivables                                                20,852          .36
                                                                                         ---------      ------
NET ASSETS                                                                              $5,832,397      100.00%
                                                                                        ==========      ======

/1/Non-income-producing securities.

/2/Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Equity-type securities appearing in the portfolio since November 30, 1996

3Com
Allegheny Teledyne
AMP
Bank of Tokyo-Mitsubishi
Chrysler
Columbia/HCA Healthcare
CUC International
Deltic Timber
Duke Power
Echlin
El Paso Natural Gas
Federal-Mogul
FMC
GPU
Harley-Davidson Motor
Hibernia
McDermott
McDonnell Douglas
Media General
New Holland
Newport News Shipbuilding
Norsk Hydro
Oracle
Repsol
Rubbermaid
Sakura Bank
Sonoco Products
Telefonica de Espana
Tribune
UST
Witco
Woolworth
York International

Equity-type securities eliminated from the portfolio since November 30, 1996

ADVANTA
Aetna
ALLTEL
AMBAC
American Express
American Greetings
American International Group
Anheuser-Busch Companies
Archer Daniels Midland
Bristol-Myers Squibb
Case
ConAgra
Conrail
Corning
Duracell International
Eastman Chemical
Ecolab
Harsco
H.J. Heinz
Humana
Imation
Linear Technology
Marriott International
May Department Stores
Mercantile Stores
Minnesota Mining and Manufacturing
National City
Omnicom Group
Pacific Gas and Electric
Phelps Dodge
PNC Bank
Stanley Works
Union Pacific Resources Group
Unocal
Wells Fargo

Asset Allocation Fund                                                          Percent
Investment Portfolio May 31, 1997                                               of Net
Unaudited                                                                       Assets
----------------------------------------------------                        ----------
Equity-Type Securities                                                           61.30%
Cash & Equivalents                                                                11.71
U.S. Government Bonds                                                             13.86
Corporate Bonds                                                                   12.92
Non-U.S. Government Bonds                                                           .21




LARGEST INDIVIDUAL EQUITIES
Pfizer                                                                            1.87%
Atlantic Richfield                                                                 1.84
Union Pacific Corp.                                                                1.60
DuPont                                                                             1.54
Rentokil Group                                                                     1.54
PepsiCo                                                                            1.51
Rockwell International                                                             1.41
Royal Dutch Petroleum                                                              1.39
Air Products and Chemicals                                                         1.29
Citicorp                                                                           1.26

                                                                                              Market       Percent
                                                                             Number of         Value        of Net
Stocks (common and preferred)                                                   Shares         (000)        Assets
----------------------------------------------------                        ----------    ----------    ----------
Energy Sources- 7.13%
Atlantic Richfield Co.                                                         160,000       $23,280          1.84%
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                                          90,000        17,572           1.39
Chevron Corp.                                                                  225,000        15,750           1.24
Ultramar Diamond Shamrock Corp., (formerly Diamond
 Shamrock, Inc.)                                                               300,000         9,900            .78
Amoco Corp.                                                                    100,000         8,938            .70
Phillips Petroleum Co.                                                         200,000         8,500            .67
Kerr-McGee Corp.                                                               100,000         6,475            .51
Health & Personal Care- 6.45%
Pfizer Inc                                                                       230000       23,661           1.87
Warner-Lambert Co.                                                               150000       15,112           1.19
SmithKline Beecham PLC (American Depositary
 Receipts) (United Kingdom)                                                      150000       13,125           1.03
Gillette Co.                                                                   108,480         9,641            .76
Tambrands Inc.                                                                 170,000         8,203            .65
American Home Products Corp.                                                      80000        6,100            .48
Kimberly-Clark Corp.                                                           120,000         6,015            .47
Banking- 5.75%
Citicorp                                                                         140000       16,013           1.26
BankAmerica Corp.                                                              135,000        15,778           1.25
NationsBank Corp.                                                              250,000        14,719           1.16
H.F. Ahmanson & Co.                                                              200000        8,150            .64
Fleet Financial Group, Inc.                                                      120000        7,335            .58
CoreStates Financial Corp                                                      125,000         6,609            .52
KeyCorp                                                                           80000        4,350            .34
Merchandising- 4.80%
Wal-Mart Stores, Inc.                                                            525000       15,619           1.23
J.C. Penney Co., Inc.                                                            290000       14,935           1.18
Walgreen Co.                                                                     300000       14,025           1.11
Limited Inc.                                                                     550000       11,137            .88
Circuit City Stores Inc.-Circuit City Group                                      130000        5,135            .40
Chemicals- 4.26%
E.I. du Pont de Nemours and Co.                                                  180000       19,598           1.54
Air Products and Chemicals, Inc.                                                 210000       16,327           1.29
Mallinckrodt Inc.                                                                250000        9,344            .74
PPG Industries, Inc.                                                             150000        8,719            .69
Insurance- 3.42%
SAFECO Corp.                                                                     335000       14,573           1.15
General Re Corp.                                                                  70000       12,267            .97
CIGNA Corp.                                                                       50000        8,687            .68
American General Corp.                                                           176700        7,819            .62
Telecommunications- 2.77%
Telefonica De Espana, SA (American Depositary Receipts)
 (Spain)                                                                         175000       15,291           1.20
AT&T Corp.                                                                       200000        7,375            .58
SBC Communications Inc. (formerly Pacific Telesis Group)                         109717        6,418            .51
Century Telephone Enterprises, Inc.                                            200,000         6,050            .48
Industrial Components- 2.36%
Rockwell International Corp.                                                     277400       17,892           1.41
Echlin Inc.                                                                      200000        6,675            .52
Dana Corp.                                                                       150000        5,419            .43
Business & Public Services- 2.27%
Rentokil Group PLC (American Depositary Receipts)
 (United Kingdom)                                                                500000       19,562           1.54
Dun & Bradstreet Corp.                                                           200000        5,225            .41
Alexander & Baldwin, Inc.                                                        150000        4,069            .32
Forest Products & Paper- 2.04%
Georgia-Pacific Corp.                                                            100000        8,825            .70
Weyerhaeuser Co.                                                                 176500        8,803            .69
Union Camp Corp.                                                                 100000        5,250            .41
Rayonier Inc.                                                                     70000        3,001            .24
Aerospace & Military Technology- 1.80%
General Motors Corp., Class H                                                    275000       15,160           1.19
Boeing Co.                                                                        73020        7,685            .61
Transportation: Rail & Road- 1.60%
Union Pacific Corp.                                                              300000       20,325           1.60
Beverages & Tobacco- 1.51%
PepsiCo, Inc.                                                                    520000       19,110           1.51
Electrical & Electronics- 1.34%
Nokia Corp., Class A (American Depositary
 Receipts) (Finland)                                                             170000       11,220            .89
Hubbell Inc., Class B                                                            126000        5,733            .45
Machinery & Engineering- 1.28%
Deere & Co.                                                                      180000        9,203            .73
Crompton & Knowles Corp.                                                         300000        7,012            .55
Leisure & Tourism- 1.20%
Carnival Corp., Class A                                                          400000       15,200           1.20
Metals: Nonferrous- 1.16%
Aluminum Co. of America                                                          200000       14,725           1.16
Food & Household Products- 1.11%
General Mills, Inc.                                                              125000        7,906            .62
McCormick & Co.                                                                  237500        6,205            .49
Multi-Industry- 0.91%
Textron Inc.                                                                      60000        7,110            .56
Tenneco Inc.                                                                   100,000         4,475            .35
Data Processing & Reproduction- 0.82%
International Business Machines Corp.                                            120000       10,380            .82
METALS: STEEL- 0.61%
Allegheny Teledyne Inc.                                                          300000        7,725            .61
Miscellaneous Materials & Commodities- 0.52%
Potash Corp. of Saskatchewan Inc. (Canada)                                        80000        6,570            .52
Automobiles- 0.45%
General Motors Corp.                                                             100000        5,725            .45
Broadcasting & Publishing- 0.45%
Time Warner Inc. 10.25% exchangeable preferred,
 Series M/1/                                                                       2731        3,009            .24
American Radio Systems Corp., 11.375%
 exchangeable preferred/1/,/2/,/3/                                                25592        2,713            .21
UTILITIES: ELECTRIC & GAS- 0.32%
Nevada Power Co.                                                                 100000        2,063            .16
Rochester Gas and Electric Corp.                                                 100000        2,000            .16
                                                                                         -----------   -----------
TOTAL STOCKS (cost: $501,761,000)                                                              714520         56.33
                                                                                         -----------   -----------

                                                                             Principal
                                                                                Amount
Convertible Debentures                                                           (000)
----------------------------------------------------                        ----------    ----------    ----------
Industrials & Services- 0.33%
Time Warner Inc.:
 0% 2013                                                                        $7,000         3,203            .25
 0% 2012                                                                         2,500           962            .08
Discovery Zone Inc. 0% 2013                                                      6,000            15            .00
Telecommunications- 0.24%
U S WEST Communications, Inc. 0% 2011                                            8,000         3,000            .24
                                                                                          ----------    ----------
TOTAL CONVERTIBLE DEBENTURES (cost: $9,121,000)                                                  7180           .57
                                                                                          ----------    ----------
MISCELLANEOUS
Other equity-type securities in initial period of
 acquisition (cost:$54,995,000)                                                               55,799           4.40
                                                                                          ----------    ----------

TOTAL EQUITY-TYPE SECURITIES (cost: $565,877,000)                                            777,499          61.30
                                                                                          ----------    ----------

Bonds & Notes
-----------------------------------------------
Industrials- 6.13%
Time Warner Inc.:
 9.125% 2013                                                                     4,000         4,338
 6.10% 2001/2/                                                                   2,750         2,612            .55
Oryx Energy Co.:
 9.50% 1999                                                                      3,000         3,145
 8.375% 2004                                                                     2,500         2,587
 10.00% 1999                                                                     1,000         1,051            .53
Tele-Communications, Inc.:
 8.75% 2015                                                                      2,000         2,030
 9.25% 2023                                                                      2,000         1,959            .31
Inco Ltd.:
 9.60% 2022                                                                        2000        2,138
 9.875% 2019                                                                     1,500         1,617            .30
Allegiance Corp. 7.00% 2026                                                        3000        2,977            .23
USX Corp. 9.125% 2013                                                            2,500         2,755            .22
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                     2750        2,695            .21
Dayton Hudson Corp. 8.50% 2022                                                     2500        2,512            .20
COLT Telecom Group plc Units, 0%/12.00% 2006 /4/                                 3,750         2,405            .19
News America Holdings Inc.:
 7.43% 2026                                                                      1,250         1,255
 10.125% 2012                                                                    1,000         1,132            .19
OXYMAR 7.50% 2016/2/                                                               2500        2,365            .19
CenCall Communications Corp. 0%/10.125% 2004 /4/                                   3000        2,310            .19
General Motors Corp. 8.80% 2021                                                  2,000         2,236            .18
Acme Metals Inc. 12.50% 2002                                                     2,000         2,180            .17
Pan Pacific Industrial Investments PLC 0% 2007/2/                                5,000         2,175            .17
Container Corp. of America 9.75% 2003                                              2000        2,095            .17
RBS Participacoes SA 11.00% 2007/2/                                              2,000         2,085            .16
Comcast Cable Communications, Inc. 8.875% 2017/2/                                2,000         2,070            .16
Esat Holdings Ltd. Units, 0%/12.50% 2007/2/,/4/                                  3,500         2,048            .16
Philips Electronics NV 7.20% 2026                                                  2000        1,990            .16
Fage Dairy Industry SA 9.00% 2007/2/                                               2000        1,905            .15
AK Steel Corp. 10.75% 2004                                                         1750        1,899            .15
Unisys Corp. 11.75% 2004                                                           1750        1,883            .15
Owens-Illinois, Inc. 8.10% 2007                                                  1,750         1,765            .14
Revlon Worldwide (Parent) Corp. 0% 2001/2/                                       2,500         1,684            .13
Comtel Brasileira Ltda. 10.75% 2004/2/                                           1,500         1,595            .13
Integrated Health Services, Inc. 9.50% 2007/2/                                   1,250         1,288            .10
Orion Network Systems, Inc. Units, 11.25% 2007                                   1,250         1,287            .10
Wharf International Finance Ltd., Series A, 7.625% 2007/2/                         1250        1,231            .10
Millennium America Inc. 7.00% 2006                                                 1250        1,199            .09
Omnipoint Corp. 11.625% 2006                                                       1000          890            .07
Kaiser Aluminum Corp. 12.75% 2003                                                   750          821            .06
PriCellular Wireless Corp. 10.75% 2004                                              750          787            .06
Woolworth Corp., Series A, 7.00% 2002                                               750          738            .06
Federal Agency Obligations-Mortgage
 Pass-Throughs 5- 3.62%
Government National Mortgage Assn.:
 8.00% 2020-2026                                                                  19976       20,400
 7.50% 2026                                                                        6540        6,514
 8.50% 2022-2026                                                                   5296        5,512
 10.00% 2019                                                                       1240        1,358           2.66
Federal National Mortgage Assn.:
 8.50% 2024                                                                        9533        9,855
 7.00% 2009                                                                        1689        1,688
 9.00% 2019                                                                         580          614            .96
Financial- 3.30%
Capital One Bank:
 7.35% 2000                                                                        7500        7,556
 7.409% 2027/2/,/6/                                                                1250        1,198            .69
General Motors Acceptance Corp. 8.875% 2010                                        3235        3,666            .28
Ocwen Financial Corp. 11.875% 2003                                                 2850        3,057            .23
Aetna Services, Inc. 6.97% 2036                                                    2500        2,505            .20
Chase Capital 6.359% 2027 /6/                                                      2500        2,430            .19
BTC Capital Trust 6.512% 2026 /6/                                                  2250        2,224            .18
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005                                     2000        2,223            .18
Chevy Chase Bank, FSB 9.25% 2008                                                   2000        1,990            .16
Central Fidelity Capital Trust I 6.832% 2027/2/,/6/                                2000        1,979            .16
First Nationwide Holdings Inc. 10.625% 2003                                        1500        1,635            .13
B.F. Saul Real Estate Investment Trust 11.625% 2002                                1500        1,597            .13
American Re Corp. 10.875% 2004                                                     1500        1,590            .13
Security Capital Industrial Trust 7.95% 2008                                       1500        1,539            .12
Shopping Center Associates 6.75% 2004/2/                                           1500        1,454            .11
Irvine Co. 7.46% 2006/2/,/7/                                                       1500        1,435            .11
First Union Corp. 6.82%/7.57% 2026 /4/                                             1250        1,233            .10
Advanta National Bank 6.45% 2000                                                   1200        1,146            .09
National Westminster Bancorp Inc. 9.45% 2001                                       1000        1,087            .09
Imperial Bancorp 9.98% 2026/2/                                                      250          249            .02
Collateralized Mortgage Obligations
 (Privately Originated) 5- 1.76%
Continental Airlines, Inc.:
 1996-A, 6.94% 2013/2/                                                             3922        3,802
 1996-2C, 10.22% 2014/2/                                                           2187        2,530            .50
United Air Lines, Inc.:
 1996-A2, 7.87% 2019                                                               2500        2,416
 1995-A1, 9.02% 2012                                                               1417        1,525            .31
Delta Air Lines, Inc.:
 1993-A2, 10.50% 2016                                                              2000        2,411
 1992-A2, 9.20% 2014                                                               1000        1,115            .28
Airplanes Pass Through Trust, Class C, 8.15% 2019                                  3000        3,082            .24
Jet Equipment Trust, Series 1995-B, 7.83% 2015/2/                                  2398        2,445            .19
USAir, Inc., 1996-B, 7.50% 2008                                                    1924        1,914            .15
Federal Express Corp. 7.53% 2006                                                   1144        1,154            .09
Federal Agency Obligations-Other- 0.69%
Federal National Mortgage Assn.:
 6.53% 2006                                                                        5000        4,787
 7.52% 2004                                                                        4000        4,007            .69
Asset-Backed Obligations 5- 0.61%
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                             5000        4,998            .39
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                                             1500        1,476            .12
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% 2005                                                                        1247        1,222            .10
Telecommunications- 0.49%
CEI Citicorp Holdings, SA 11.25% 2007/2/                                           2750        2,751            .22
U S WEST Capital Funding, Inc. 7.30% 2007                                          2500        2,475            .19
Consorcio Ecuatoriano de Telecomunicaciones SA CONECEL
 14.00% 2002/2/                                                                    1000        1,047            .08
Electric Utilities- 0.33%
Israel Electric Corp. Ltd. 7.25% 2006/2/                                           2500        2,451            .20
Commonwealth Edison Co., Series 75, 9.875% 2020                                    1500        1,690            .13
Non-U.S. Government Obligations- 0.21%
Argentina (Republic of) 11.75% 2007/2/                                             2500        2,720            .21
Transportation- 0.30%
Continental Airlines, Inc. 9.50% 2001                                              2000        2,082            .17
AMR Corp. 9.75% 2000                                                               1000        1,071            .09
United Air Lines, Inc. 9.00% 2003                                                   500          536            .04
U.S. Treasury Obligations- 9.55%
7.125% 2000                                                                       25000       25,481
7.25% 2004                                                                        20000       20,716
10.375% 2012                                                                      12000       15,118
3.394% 2007 /8/                                                                 12,500        12,416
7.00% 2006                                                                      10,000        10,216
8.75% 1997                                                                         6000        6,071
8.75% 2008                                                                         5000        5,514
8.25% 2005                                                                         5000        5,213
9.25% 1998                                                                         5000        5,186
8.75% 2000                                                                         3000        3,201
11.875% 2003                                                                       2500        3,185
8.875% 1999                                                                      2,500         2,609
11.125% 2003                                                                       2000        2,458
10.375% 2009                                                                       2000        2,417
11.75% 2010                                                                        500           648
10.75% 2003                                                                        500           602           9.55
                                                                                          ----------    ----------
TOTAL BONDS & NOTES (cost: $342,078,000)                                                       342226         26.99
                                                                                          ----------    ----------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes- 9.27%
PepsiCo, Inc. 5.50% due 6/24-7/9/97                                             26,200        26,082           2.06
Ford Motor Credit Co. 5.53%-5.58% due 6/12-7/22/97                              20,200        20,081           1.58
E.I. du Pont de Nemours and Co. 5.49% due 7/23/97                               20,000        19,837           1.56
Procter & Gamble Co. 5.47%-5.50% due 6/17-6/18/97                               15,400        15,359           1.21
Lucent Technologies Inc. 5.50% due 6/6/97                                       10,300        10,291            .81
Atlantic Richfield Co. 5.50% due 6/10/97                                        10,000         9,985            .79
Weyerhaeuser Co. 5.56% due 7/11/97                                               8,700         8,645            .68
General Electric Capital Corp. 5.65% due 6/2/97                                  7,300         7,298            .58
Federal Agency Discount Notes- 2.58%
Federal Home Loan Mortgage Corp. 5.275%-5.55%
 due 6/9-6/30/97                                                                  20800         20737          1.64
Federal National Mortgage Assn. 5.515% due 8/4/97                                6,100         6,040            .48
Federal Home Loan Banks 5.45% due 6/19/97                                          5900          5883           .46
                                                                                           ---------     ---------
TOTAL SHORT-TERM SECURITIES (cost: $150,238,000)                                               150238         11.85
                                                                                           ---------     ---------
TOTAL INVESTMENT SECURITIES (cost: $1,058,193,000)                                            1269963        100.14

Excess of payables over cash and receivables                                                   1,805            .14
                                                                                           ---------     ---------
NET ASSETS                                                                                $1,268,158        100.00%
                                                                                           =========     =========


/1/Payment in kind.  The issuer has the option of paying additional securities in lieu of cash.
/2/Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
/3/Non-income-producing securities.
/4/ Step bond; coupon rate will increase at a later date.
/5/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.
/6/ Coupon rate may change periodically.
/7/ Valued under procedures established by the
 Board of Trustees.
/8/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.



See Notes to Financial Statements

Equity-type securities appearing in the portfolio since November 30, 1996

Allegheny Teledyne
American Radio Systems
Century Telephone Enterprises
Gillette
Nevada Power
Rochester Gas and Electric
Telefonica de Espana


Equity-type securities eliminated from the portfolio since November 30, 1996

Adobe Systems
American Greetings
Archer Daniels Midland
Armor All Products
Bristol-Myers Squibb
Conrail
Duracell International
First Union
Great Lakes Chemical
Hanson America
H.J. Heinz
Jefferson BankShares
May Department Stores
Mercantile Stores
PNC Bank
Seagram Co.
Sears, Roebuck and Co.
Stanley Works
Turner Broadcasting System
Unocal

AMERICAN VARIABLE INSURANCE SERIES
BOND FUND
INVESTMENT PORTFOLIO - May 31, 1997

U.S. GOVERNMENT BONDS                                                                   31.31%
CORPORATE BONDS                                                                         40.13
CASH & EQUIVALENTS                                                                      19.38
EQUITY-TYPE SECURITIES                                                                   5.25
NON-U.S. GOVERNMENT BONDS                                                                3.93

                                                                                   Principal      Market    Percent
                                                                                       Amount      Value      Of Net
Bonds & Notes                                                                           (000)      (000)      Assets
Diversified Media, Cable Television &
Telecommunications - 6.83%
Comcast Corp.:
 8.375% 2007/1/                                                                       $   500    $   513
 9.50% 2007/1/                                                                            500        501        1.25%
 8.50% 2027/1/                                                                            250        261
Esat Holdings Ltd. Units, 0%/12.50% 2007/1/ /2/                                         2,000      1,170         1.15
Comtel Brasileira Ltda. 10.75% 2004/1/                                                    1000       1063        1.04
Time Warner Inc.:
 6.10% 2001/1/                                                                            500        475          .71
 7.95% 2000                                                                               250        256
Brooks Fiber Properties, Inc.:
 10.00% 2007/1/                                                                           500        503          .62
 0%/10.875% 2006/2/                                                                       200        136
Tele-Communications, Inc. 9.80% 2012                                                      485        538          .53
Consorcio Ecuatoriano de Telecomunicaciones SA CONECEL 14.00% 2002/1/                     500        524          .51
U S WEST Capital Funding, Inc. 6.95% 2037                                                 500        494          .48
Telefonica de Argentina 11.875% 2004                                                      250        296          .29
Viacom International Inc. 9.125% 1999                                                     250        256          .25
Financial Services - 5.02%
J.P. Morgan & Co. Inc., Series A, 4.00% 2012/3/                                         2,000      1,948         1.91
Ocwen Financial Corp. 11.875% 2003                                                                      1        1.21
Capital One Bank 7.15% 2006                                                                500        505
Capital One Capital I 7.409% 2027/1/ /4/                                                  250        240          .73
Central Fidelity Capital Trust I 6.832% 2027/1/ /4/ /5/                                   500        495          .48
BT Capital Trust I 6.512% 2026 /4/                                                        250        247          .24
Wharf International Finance Ltd. 7.625% 2007/1/                                           250        246          .24
Pan Pacific Industrial Investments PLC 0% 2007/1/                                         500        217          .21
Manufacturing & Materials -  5.01%
AK Steel Corp.:
 9.125% 2006                                                                              750        765         1.01
 10.75% 2004                                                                              250        271
Fairchild Semiconductor Corp. 10.125% 2007/1/                                             750        780          .76
Hyundai Semiconductor America, Inc. 8.625% 2007/1/                                        750        751          .73
Printpack, Inc. 10.625% 2006                                                              500        527          .52
Newport News Shipbuilding Inc. 9.25% 2006                                                 500        518          .51
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                            500        490          .48
U.S. Can Corp. 10.125% 2006                                                               250        264          .26
Kaiser Aluminum & Chemical Corp. 9.875% 2002                                              250        256          .25
Owens-Illinois, Inc. 8.10% 2007                                                           250        252          .25
Northern Telecom Ltd. 6.875% 2002                                                         250        249          .24
Cellular, Paging & Wireless Communications -  4.41%
Omnipoint Corp. 11.625% 2006                                                            1,250      1,113         1.09
Orion Network Systems, Inc. Units, 11.25% 2007                                            750        772          .75
PriCellular Wireless Corp. 10.75% 2004                                                    500        525          .51
Globalstar, LP Units, 11.375% 2004/1/                                                     500        506          .50
Cellular Communications of Puerto Rico, Inc. 10.00% 2007/1/                               500        495          .48
McCaw International, Ltd. Units, 0%/13.00% 2007/1/ /2/                                  1,000        486          .48
NEXTEL Communications, Inc. 0%/11.50% 2003/2/                                             500        430          .42
Cellular Communications International, Inc.
 Units, 0% 2000                                                                           250        186          .18
Transportation -  3.54%
Continental Airlines, Inc.:
 9.50% 2001                                                                               500        521
 7.42% 2008/1/                                                                            500        500
 Series 1996-C 9.50% 2015 /5/                                                             245        272         1.26
Airplanes Pass Through Trust:
 Class C, 8.15% 2019                                                                      500        514          .80
 Class D, 10.875% 2019                                                                    275        304
Jet Equipment Trust:
 Series 1995-A, 11.44% 2014/1/                                                            300        368          .67
 Series 1994-A, 11.79% 2013/1/                                                            250        314
United Air Lines, Inc. 10.67% 2004                                                        500        579          .57
Teekay Shipping Corp. 8.32% 2008                                                          250        249          .24
Health & Personal Care - 2.16%
Integrated Health Services, Inc.:
 10.75% 2004                                                                              500        560          .80
 9.50% 2007/1/                                                                            250        257
Paracelsus Healthcare Corp. 10.00% 2006                                                   500        497          .49
Allegiance Corp. 7.00% 2026                                                               500        496          .48
Revlon Worldwide (Parent) Corp. 0% 2001/1/                                                600        404          .39
Cable & Telephone in the United Kingdom - 2.02%
TeleWest PLC 0%/11.00% 2007/2/                                                            1000        695         .68
COLT Telecom Group plc Units, 0%/12.00% 2006/2/                                           1000        641         .63
Comcast UK Cable Partners Ltd. 0%/11.20% 2007/2/                                          650        483          .47
International CableTel Inc. 10.00% 2007/1/                                                 250        251         .24
Energy & Related Companies - 1.85%
Mariner Energy, Inc. 10.50% 2006                                                          500        525          .51
J. Ray McDermott, SA 9.375% 2006                                                          500        508          .50
Commonwealth Edison Co., Series 75, 9.875% 2020                                           400        451          .44
McDermott Inc. 9.375% 2002                                                                400        409          .40
Banking & Thrifts - 1.73%
First Nationwide Holdings Inc. 10.625% 2003                                               500        545          .53
Chevy Chase Bank, FSB 9.25% 2008                                                          500        498          .49
Advanta National Bank 6.45% 2000                                                          500        478          .47
Imperial Capital Trust I 9.98% 2026/1/                                                    250        249          .24
Broadcasting & Publishing - 1.60%
TV Azteca, SA de CV 10.125% 2004/1/                                                       500        509          .50
Grupo Televisa, SA 0%/13.25% 2008/2/                                                      500        354          .35
RBS Participacoes SA 11.00% 2007/1/                                                       250        261          .25
Globo Comunicacoes E Participacoes LTDA. 10.50% 2006/1/                                   250        261          .25
News America Holdings Inc. 7.43% 2026                                                     250        251          .25
Asset- Backed Obligations 5 - 1.56%
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                                    500        500          .48
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                                                    500        492          .48
Green Tree Financial Corp., Series 1995-A, Class NIM, 7.25% 2005                          312        306          .30
EQCC Home Equity Loan Asset-Backed Certificates,  Series 1996-A
 Class A-2, 6.95% 2012                                                                    300        302          .30
Insurance - 1.01%
Integon Capital I Capital Securities, Series A, 10.75% 2027/1/                            500        500          .49
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005                                            250        278          .27
Aetna Services, Inc. 6.97% 2036                                                           250        251          .25
Business & Public Services - 0.79%
Allied Waste North America, Inc. 10.25% 2006/1/                                          $500       $534          .52
Federal Express Corp. 9.875% 2002                                                         250        278          .27
Miscellaneous Services - 0.51%
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007/1/                          500        517          .51
Leisure, Tourism & Restaurants - 0.50%
Rio Hotel & Casino, Inc. 9.50% 2007/1/                                                    500        510          .50
Collateralized  Mortgage Obligations (Privately Originated) 5 - 0.38%
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
 Class A, 7.211% 2021                                                                     387        388          .38
Machinery & Engineering - 0.27%
Deere & Co. 8.95% 2019                                                                    250        279          .27
Data Processing & Reproduction - 0.26%
Unisys Corp. 11.75% 2004                                                                  250        269          .26
Chemicals - 0.24%
Millennium America Inc. 7.00% 2006                                                        250        240          .24
Diversified Manufacturing - 0.23%
Fage Dairy Industry SA 9.00% 2007/1/                                                      250        238          .23
Independent Power Producers - 0.21%
California Energy Co., Inc. 9.875% 2003                                                   200        214          .21
Non-U.S. Governments & Governmental
Authorities -  3.93%
Canadian Government:
 4.671% 2021/3/                                                                      C$2,000       1,569         1.90
 4.421% 2026/3/                                                                           500        370
Argentina (Republic of) 11.75% 2007/1/                                                 $1,000        1088        1.06
Ireland (Republic of) 8.00% 2006                                                       IRL250        410          .40
Brazil (Federal Republic of) Capitalization Bond 8.00% 2014 /6/                          $280         222         .22
South Africa (Republic of) 13.00% 2010                                               ZAR1,000        198          .19
Deutschland Republic 8.00% 2002                                                         DM250        166          .16
Federal Agency Obligations-Mortgage Pass-Throughs 4 -  11.71%
Government National Mortgage Assn.:
 5.00% 2026                                                                            $5,138      5,085
 6.50% 2025-2026                                                                        1,303      1,232         8.43
 9.50% 2021                                                                               855        921
 10.00% 2019                                                                              827        905
 7.00% 2026                                                                               495        482
Federal National Mortgage Assn.:
 10.00% 2018-2025                                                                       1,249      1,360         3.28
 6.092% 2033                                                                              965        954
 9.00% 2021                                                                               715         758
 6.50% 2026                                                                               297        281
Federal Agency Obligations-Other - 1.69%
Federal National Mortgage Assn. 7.04% 2005                                                 890        866         .85
Federal Home Loan Mortgage Corp.:
 6.78% 2005                                                                               500        482
 5.78% 2003                                                                               400        377          .84
U.S. Treasury Obligations - 17.91%
6.25% 2003                                                                              8,500      8,384        17.91
10.375% 2009-2012                                                                       2,000      2,494
8.875% 2017                                                                             2,000      2,403
7.25% 2004                                                                              2,000      2,072
5.875% 1999                                                                             2,000      1,981
3.404% 2007/3/                                                                          1,000        993
                                                                                                --------    --------
TOTAL BONDS & NOTES (cost: $76,823,000)                                                           77,106        75.37
                                                                                                --------     -------
                                                                                      Number
                                                                                           of
                                                                                       Shares
Stocks
Preferred Stocks - 3.47%
American Radio Systems Corp. 11.375% exchangeable preferred/1/ /6/ /7/                 17,914      1,899         1.86
Time Warner Inc. 10.25% exchangeable preferred, Series M /6/                              552        608          .59
Chancellor Radio Broadcasting Co. 12.00% preferred 2009 /1/ /6/ /7/                     5,000        540          .53
Swire Pacific Capital Ltd. 9.33% cumulative guaranteed perpetual capital/1/            20,000        503          .49
                                                                                                --------    --------
TOTAL STOCKS (cost: $3,302,000)                                                                    3,550         3.47
                                                                                                --------    --------
                                                                                    Principal
Convertible Debentures                                                           Amount (000)
Convertible Debentures - 1.78%
U S WEST Communications, Inc. 0% 2011                                                  $1,500        563          .55
Kelley Oil & Gas Corp. 8.50% 2000                                                         500        480          .47
Time Warner Inc. 0% 2013                                                                1,000        458          .45
Diamond Offshore Drilling, Inc. 3.75% 2007                                                300        324          .31
                                                                                                --------    --------
TOTAL CONVERTIBLE DEBENTURES (cost: $1,778,000)                                                    1,825         1.78
                                                                                                --------    --------
TOTAL EQUITY-TYPE SECURITIES (COST:  $5,080,000)                                                   5,375         5.25
                                                                                                --------    --------
Short-Term Securities
Corporate Short-Term Notes -  17.87%
American Express Credit Corp. 5.53% due 6/13/97                                         2,200      2,196         2.15
SAFECO Credit Co. Inc. 5.53% due 6/9/97                                                   2000       1997        1.95
Shell Oil Co.  5.46% due 6/10/97                                                          2000       1997        1.95
Coca-Cola Co. 5.47% due 6/25/97                                                           2000       1992        1.95
General Electric Capital Corp. 5.59% due 7/9/97                                           2000       1988        1.94
J.C. Penney Funding Corp. 5.51% due 7/10/97/1/                                            1800       1789        1.75
Ford Motor Credit Co. 5.53% due 7/7/97                                                    1700       1690        1.65
Lucent Technologies Inc. 5.54% due 6/25/97                                                1600       1594        1.56
Amoco Corp. 5.50% due 6/5/97                                                              1300       1299        1.27
Beneficial Corp. 5.54% due 6/23/97                                                         750        747         .73
Yale University 5.55% due 6/16/97                                                         540        539          .53
Associates Corp. of North America 5.62% due 6/2/97                                        450        450          .44
                                                                                                --------     -------
TOTAL SHORT-TERM SECURITIES (cost: $18,278,000)                                                   18,278        17.87
                                                                                                --------     -------

TOTAL INVESTMENT SECURITIES (cost:$100,181,000)                                                  100,759        98.49
Excess of cash and receivables over payables                                                       1,548         1.51
                                                                                               ---------     -------
NET ASSETS                                                                                      $102,307      100.00%
                                                                                               ---------   ---------
                                                                                               ---------   ---------
/1/ Purchased in a private placement transaction;
 resale to the public may require registration or sale
 only to qualified institutional buyers.

/2/ Step bond; coupon rate will increase at a later date.

/3/ Index-linked bond, which is a floating rate bond whose principal amount moves with a goverment retail price index.

/4/ Coupon rate may change periodically.

/5/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/6/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

/7/ Non-income producing securities.

See Notes to Financial Statements

AMERICAN VARIABLE INSURANCE SERIES
HIGH-YIELD BOND FUND
INVESTMENT PORTFOLIO - MAY 31, 1997

CORPORATE BONDS                                                                          75.74%
NON-U.S. CORPORATE BONDS                                                                  0.00%
U.S. TREASURY BONDS                                                                       7.27%
NON-U.S. GOVERNMENT BONDS                                                                 2.44%
CASH & EQUIVALENTS                                                                       10.59%
STOCKS & CONVERTIBLE DEBENTURES                                                           3.96%

                                                                                      Percent
                                                                                        of Net
Largest Corporate Holdings                                                              Assets
Integrated Health Services                                                                2.78%
USAir                                                                                     2.15
California Energy                                                                         1.98
Container Corp. of America                                                                1.90
Bell Cablemedia                                                                           1.85
Videotron Holdings                                                                        1.77
International CableTel                                                                    1.75
Orion Network Systems                                                                     1.68
Omnipoint                                                                                 1.54
Paracelsus Healthcare                                                                     1.50

                                                                                    Principal       Market  Percent
                                                                                        Amount       Value    Of Net
Bonds & Notes                                                                            (000)       (000)    Assets
Cellular, Paging & Wireless Communications - 11.76%
Orion Network Systems, Inc. Units, 11.25% 2007                                         $11,750     $12,102      1.68%
Omnipoint Corp. 11.625% 2006                                                            12,500      11,125       1.54
PriCellular Wireless Corp.:
 0%/12.25% 2003/1/                                                                       6,000       5,595
 10.75% 2004                                                                             2,750       2,887       1.49
 0%/14.00% 2001/1/                                                                       2,185       2,300
Centennial Cellular Corp. 8.875% 2001                                                   10,000       9,925       1.37
Cellular Communications of Puerto Rico, Inc. 10.00% 2007 /3/                             7,250       7,177        .99
Comcast Cellular Holdings, Inc. 9.50% 2007/3/                                            5,000       5,006        .69
Cellular Communications International, Inc. Units, 0% 2000                               6,500       4,826        .67
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                                            2,500       2,606        .50
 9.375% 2008                                                                             1,000       1,040
Mobile Telecommunications Technology Corp. 13.50% 2002                                   3,500       3,605        .50
Comunicacion Celular SA 0%/13.125% 2003/1/                                               5,000       3,563        .49
NEXTEL Communications, Inc.:
 0%/10.125% 2004/1/                                                                      2,500       1,925        .39
 0%/11.50% 2003/1/                                                                       1,000         860
PanAmSat, LP 0%/11.375% 2003/1/                                                          2,000       1,930        .27
Western Wireless Corp. 10.50% 2006                                                       1,500       1,508        .21
McCaw International, Ltd. 0%/13.00% 2007/1/  /3/                                         2,500       1,216        .17
InterCel, Inc. 0%/12.00% 2006/1/                                                         2,000       1,180        .16
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006                              1000        1105       .15
Heartland Wireless Communications, Inc. 13.00% 2003                                      3,500       1,085        .15
Globalstar LP Units, 11.375% 2004/3/                                                     1,000       1,013        .14
Vanguard Cellular Systems, Inc. 9.375% 2006                                              1,000       1,010        .14
MobileMedia Communications, Inc. 0%/10.50% 2003/1/                                       4,000         430        .06
Manufacturing & Materials - 9.91%
Kaiser Aluminum & Chemical Corp.:
 12.75% 2003                                                                             4,350       4,763
 10.875% 2006                                                                            2,500       2,688       1.40
 9.875% 2002                                                                             2,350       2,409
 10.875% 2006                                                                              250         269
Fage Dairy Industry SA 9.00% 2007/3/                                                     8,500       8,096       1.12
Acme Metals Inc.:
 12.50% 2002                                                                             3,000       3,270        .91
 0%/13.50% 2004/1/                                                                       3,000       3,270
Derlan Manufacturing Inc. 10.00% 2007/3/                                                 6,050       6,186        .86
Texas Petrochemicals Corp. 11.125% 2006                                                  5,500       5,830        .81
Anchor Glass Container Corp. 11.25% 2005/3/                                              5,000       5,300        .73
AK Steel Corp.:
 9.125% 2006                                                                             4,000       4,080        .71
 10.75% 2004                                                                             1,000       1,085
Fairchild Semiconductor Corp. 10.125% 2007/3/                                            4,250       4,420        .61
Consumers International Inc. 10.25% 2005/3/                                              3,250       3,453        .48
Westinghouse Air Brake Co. 9.375% 2005                                                   3,000       3,053        .42
Sterling Chemicals, Inc. 11.75% 2006                                                     2,000       2,160        .30
U.S. Can Corp. 10.125% 2006                                                              1,750       1,848        .26
Altos Hornos de Mexico 11.375% 2002/3/                                                   1,750       1,835        .25
Newport News Shipbuilding Inc. 9.25% 2006                                                1,750       1,811        .25
UCAR Global Enterprises Inc. 12.00% 2005                                                 1,500       1,697        .23
Knoll Group, Inc. 10.875% 2006                                                           1,250       1,375        .19
Impress Metal Packaging Holdings BV 9.875% 2007/3/                                     DM2,000       1,201        .17
Nortek, Inc. 9.25% 2007/3/                                                              $1,000       1,013        .14
Printpack, Inc. 10.625% 2006                                                               500         527        .07
Cable & Telephone in the United Kingdom - 8.28%
Bell Cablemedia PLC 0%/11.95% 2004/1/                                                   15,000      13,387       1.85
Videotron Holdings PLC:
 0%/11.125% 2004/1/                                                                     12,000      10,710       1.77
 0%/11.00% 2005/1/                                                                       2,500       2,050
International CableTel Inc.:
 0%/10.875% 2003/1/                                                                     13,250      11,196       1.75
 10.00% 2007/3/                                                                          1,500       1,508
Comcast UK Cable Partners Ltd. 0%/11.20% 2007/1/                                        10,000       7,425       1.03
COLT Telecom Group plc Units 0%/12.00% 2006/1/                                          11,250       7,214       1.00
TeleWest PLC:
 9.625% 2006                                                                             3,500       3,570        .88
 0%/11.00% 2007/1/                                                                       4,000       2,780
Health & Personal Care - 7.19%
Integrated Health Services, Inc.:
 10.75% 2006/3/                                                                          5,000       5,337
 9.50% 2007/3/                                                                           3,500       3,605       2.04
 9.625% 2002                                                                             2,750       3,009
 10.75% 2004                                                                             2,500       2,800
Paracelsus Healthcare Corp. 10.00% 2006                                                 10,900      10,845       1.50
Regency Health Services, Inc.:
 9.875% 2002                                                                             6,250       6,500       1.20
 12.25% 2003                                                                             2,000       2,200
Mariner Health Group, Inc. 9.50% 2006                                                    4,750       4,904        .68
UroHealth Systems, Inc. 12.50% 2004/3/                                                   3,000       3,124        .43
Universal Health Services, Inc. 8.75% 2005                                               2,900       3,016        .42
Merit Behavioral Care Corp. 11.50% 2005                                                  2,500       2,713        .38
Tenet Healthcare Corp. 8.00% 2005                                                        2,000       2,003        .28
Unison HealthCare Corp. 13.00% 2006/3/                                                   2,350       1,862        .26
Energy & Related Companies - 6.00%
Abraxas Petroleum Corp. 11.50% 2004                                                      8,500       9,222       1.27
Kelley Oil & Gas Corp. 10.375% 2006                                                      7,000       7,245       1.00
Mariner Energy, Inc. 10.50% 2006                                                         4,000       4,200        .58
Mesa Operating Co. 10.625% 2006                                                          3,650       4,079        .56
Dual Drilling Co. 9.875% 2004                                                            3,500       3,736        .52
Falcon Drilling Co., Inc.:
 Series B, 8.875% 2003                                                                   2,250       2,284        .46
 Series B, 9.75% 2001                                                                    1,000       1,025
Benton Oil and Gas Co. 11.625% 2003                                                      3,000       3,255        .45
Pogo Producing Co. 8.75% 2007/3/                                                         3,000       2,992        .42
McDermott Inc. 9.375% 2002                                                               1,250       1,279        .32
J. Ray McDermott, SA 9.375% 2006                                                         1,000       1,015
Lomak Petroleum, Inc. 8.75% 2007                                                         2,250       2,233        .31
Forcenergy Inc. 9.50% 2006                                                                 750         773        .11
Diversified Media, Cable Television &
 Telecommunications - 5.17%
MFS Communications Co., Inc. 0%/9.375% 2004/1/                                           7,250       6,702        .93
GST Telecommunications, Inc. 13.25% 2007/3/                                              6,000       6,202        .86
Brooks Fiber Properties, Inc.:
 10.00% 2007/3/                                                                          2,500       2,512        .51
 0%/10.875% 2006/1/                                                                      1,750       1,190
Multicanal Participacoes SA 12.625% 2004/3/                                              3,000       3,402        .47
Cablevision Systems Corp. 9.875% 2013                                                    3,000       3,008        .41
Nextlink Communications LLC, Nextlink Capital, Inc. 12.50% 2006                          1,750       1,848        .25
Qwest Communications International Inc. 10.875% 2007/3/                                  1,500       1,601        .22
Jones Intercable, Inc. 9.625% 2002                                                       1,500       1,560        .22
Viacom International Inc. 7.75% 2005                                                     1,500       1,476        .20
IXC Communications Inc., Series B, 12.50% 2005                                           1,000       1,128        .16
Summit Communications Group, Inc. 10.50% 2005                                            1,000       1,080        .15
Comtel Brasileira LTDA. 10.75% 2004/3/                                                   1,000       1,063        .15
Teleport Communications Group Inc. 9.875% 2006                                           1,000       1,060        .15
Comcast Corp. 10.25% 2001                                                                  925       1,008        .14
Consorcio Ecuatoriano de Telecomunicaciones SA CONECEL
 14.00% 2002/3/                                                                            750         786        .11
Esat Holdings Ltd. Units, 0%/12.50% 2007/1/  /3/                                         1,250         731        .10
Storer Communications, Inc. 10.00% 2003                                                    634         637        .09
IntelCom Group Inc. 0%/13.50% 2005/1/                                                      500         355        .05
Leisure, Tourism & Restaurants - 5.07%
AMF Group Inc.:
 0%/12.25% 2006/1/                                                                       7,000       4,830       1.00
 10.875% 2006                                                                            2,250       2,385
Foodmaker, Inc.:
 9.75% 2002                                                                              4,250       4,372        .89
 9.25% 1999                                                                              2,000       2,050
Station Casinos, Inc.:
 9.625% 2003                                                                             4,850       4,802        .80
 9.625% 2003                                                                             1,000         990
Four Seasons Hotels Inc. 9.125% 2000/3/                                                  3,500       3,631        .50
Rio Hotel & Casino, Inc.:
 10.625% 2005                                                                            2,250       2,396        .47
 9.50% 2007/3/                                                                           1,000       1,020
California Hotel Finance Corp. 11.00% 2002                                               3,250       3,388        .47
Wyndham Hotel Corp. 10.50% 2006                                                          2,500       2,750        .38
Sun International Hotels Ltd., Sun International
 North America, Inc. 9.00% 2007                                                          1,500       1,515        .21
Boyd Gaming Corp. 9.25% 2003                                                             1,500       1,489        .21
Trump Atlantic City Associates, Trump Atlantic
 City Funding, Inc. 11.25% 2006                                                          1,000         980        .14
Broadcasting & Publishing - 4.84%
American Media Operations, Inc. 11.625% 2004                                             7,000       7,507       1.04
American Radio Systems Corp. 9.00% 2006                                                  4,750       4,845        .67
Newsquest Capital PLC:
 11.00% 2006                                                                             3,000       3,217        .67
Series B, 11.00% 2006                                                                    1,500       1,609
Globo Comunicacoes E Participacoes LTDA.:
 10.50% 2006/3/                                                                          3,600       3,753        .66
 10.50% 2006                                                                             1,000       1,042
Chancellor Broadcasting Co.:
 12.50% 2004                                                                             1,750       2,045        .49
 9.375% 2004                                                                               1500        1523
Young Broadcasting Inc. 10.125% 2005                                                     2,000       2,120        .29
TEVECAP SA:
 12.625% 2004/3/                                                                         1,500       1,598        .26
 12.625% 2004                                                                              250         266
TV Azteca, SA de CV:
 10.125% 2004/3/                                                                         1,000       1,018        .25
 10.125% 2004                                                                              750         763
STC Broadcasting, Inc. 11.00% 2007/3/                                                    1,250       1,316        .18
Gray Communications Systems, Inc. 10.625% 2006                                           1,250       1,312        .18
RBS Participacoes SA 11.00% 2007/3/                                                      1,000       1,043        .15
Transportation -  3.51%
USAir, Inc.:
 10.00% 2003                                                                             5,750       5,908
 9.625% 2001                                                                             4,250       4,356
 Pass-Through Trust, Series 1993-A3, 10.375% 2013 /4/                                    3,000       3,195       2.15
 Series 1993-A2, 9.625% 2003                                                             1,500       1,545
 Pass-Through Trust, Series 1993-A1 8.625% 1998 /4/                                        500         505
Teekay Shipping Corp. 8.32% 2008                                                         3,500       3,483        .48
Airplanes Pass Through Trust, Class D, 10.875% 2019 /4/                                  2,370       2,619        .36
Continental Airlines, Inc. 9.50% 2001                                                    2,500       2,603        .36
Delta Air Lines, Inc. 10.00% 2014/3/                                                     1,000       1,158        .16
Forest Products & Paper - 2.90%
Container Corp. of America:
 9.75% 2003                                                                             10,000      10,475
 Series A, 11.25% 2004                                                                   2,000       2,170       1.90
 Series B, 10.75% 2002                                                                   1,000       1,082
Pacific Lumber Co. 10.50% 2003                                                           4,000       4,100        .57
MAXXAM Group Inc. 11.25% 2003                                                            2,000       2,075        .28
Copamex Industrias, SA de CV 11.375% 2004/3/                                             1,000       1,073        .15
Miscellaneous Services - 2.37%
CellNet Data Systems, Inc. 0%/13.00% 2005/1/  /2/                                       14,000       8,960       1.24
Allied Waste North America, Inc. 10.25% 2006/3/                                          4,800       5,124        .71
EarthWatch Inc. Units, 12.50% 2001/2/ /3/                                                2,000       2,000        .28
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007/3/                         1,000       1,034        .14
Food Retailing -  2.06%
Bruno's, Inc. 10.50% 2005                                                                6,250       6,523        .90
Carr-Gottstein Foods Co. 12.00% 2005                                                     3,000       3,300        .46
Stater Brothers Holdings Inc. 11.00% 2001                                                2,000       2,153        .30
Rykoff-Sexton, Inc. 8.875% 2003                                                          2,100       2,037        .28
Star Markets Co., Inc. 13.00% 2004                                                         750         849        .12
Independent Power Producers - 1.98%
California Energy Co., Inc. 10.25% 2004                                                 13,300      14,298       1.98
Beverages - 1.72%
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                              2,750       2,764        .69
 Series C, 8.75% 2003                                                                    2,250       2,239
Delta Beverage Group, Inc. 9.75% 2003                                                    4,700         4864       .67
Dr Pepper Bottling Co. of Texas 10.25% 2000                                              2,500         2588       .36
Banking & Financial Services - 0.69%
DGS International Finance Co. BV 10.00% 2007/3/                                          2,000       2,025        .28
First Nationwide Holdings Inc. 10.625% 2003                                              1,500       1,635        .23
Ocwen Financial Corp. 11.875% 2003                                                       1,250       1,341        .18
Protection Services - 0.56%
Protection One Alarm Monitoring, Inc. 0%/13.625% 2005/1/                                 2,000       2,020        .28
Borg-Warner Security Corp. 9.625% 2007/3/                                                2,000       2,010        .28
Construction & Housing - 0.55%
M.D.C. Holdings, Inc. 11.125% 2003                                                       3,650       3,942        .55
Real Estate - 0.29%
B.F. Saul Real Estate Investment Trust 11.625% 2002                                      2,000       2,130        .29
Electric & Gas Utilities - 0.27%
Columbia Gas System, Inc., Series A, 6.39% 2000                                          2,000       1,970        .27
Textiles & Apparel - 0.25%
WestPoint Stevens Inc. 8.75% 2001                                                        1,000       1,025        .14
Tultex Corp. 10.625% 2005                                                                  750         816        .11
Merchandising - 0.22%
Barnes & Noble, Inc., Series B, 11.875% 2003                                             1,000       1,082        .15
Loehmann's, Inc. 11.875% 2003                                                              500         518        .07
Insurance - 0.15%
Integon Capital I, Integon Corp. 10.75% 2027/3/                                          1,100       1,100        .15
Non-U.S. Governments & Governmental
 Authorities - 2.44%
Argentina (Republic of):
 11.75% 2007/3/                                                                       ARP6,000         6528
 Eurobond, Series L, 6.75% 2005 /5/                                                     $4,511         4207      1.86
 11.375% 2017                                                                            2,500         2737
Panama (Republic of) Interest Reduction Bond 3.50% 2014/3/ /5/                             3000        2270       .32
United Mexican States Government 11.375% 2016                                              1250        1372       .19
Brazil (Federal Republic of) Eligible Interest Bond 6.875% 2006 /5/                        545         502        .07
U.S. Treasury Obligations - 7.27%
 11.625% 2004                                                                           13,600      17,533
 7.375% 1997                                                                            10,000      10,075
 7.75% 2001                                                                              8,000       8,342       7.27
 6.875% 1999                                                                             7,000       7,086
 8.50% 2000                                                                              5,000       5,319
 8.00% 2001                                                                              4,000       4,211
                                                                                                  --------  --------
TOTAL BONDS & NOTES (cost: $596,448,000)                                                           617,554      85.45
                                                                                                  --------   -------

                                                                                       Number
                                                                                            of
Stocks                                                                                  Shares
Common & Preferred Stocks - 3.41%
Chancellor Radio Broadcasting Co. 12.00% exchangeable preferred/3/ /6/ /7/              60,000       6,480        .99
Chancellor Broadcasting Co., Class A /7/                                                20,000         690
American Radio Systems Corp. 11.375% exchangeable preferred/3/ /6/ /7/                  40,948       4,340        .68
American Radio Systems Corp., Class A /7/                                               15,000         559
EarthWatch Inc.12.00% convertible preferred, Series C/2/ /3/ /6/ /7/                   350,000       3,979        .55
Time Warner Inc. 10.25% exchangeable preferred, Series M /6/                             3,309       3,646        .50
Kelley Oil & Gas Corp. convertible preferred                                            90,000       2,137        .30
Integrated Health Services, Inc.                                                        39,000       1,404        .19
CellNet Data Systems, Inc., warrants, expire 2005 /2/ /7/                              112,000         661        .09
Cellular Communications International, Inc. /7/                                         10,200         271        .04
Marriott International, Inc.                                                             4,512         261        .04
ICG Holdings, Inc., warrants, expire 2005 (formerly IntelCom Group Inc.)/3/ /7/         13,200          73        .01
Protection One Alarm Monitoring, Inc., warrants, expire 2005/3/ /7/                      6,400          43        .01
Comunicacion Celular SA, warrants, expire 2003/3/ /7/                                    5,000          38        .01
Sterling Chemicals, Inc., warrants, expire 2008 /7/                                      1,000          35        .00
UroHealth Systems, Inc., warrants, expire 2004/3/ /7/                                    3,000           3        .00
Heartland Wireless Communications, Inc., warrants, expire 2000/2/ /3/ /7/               18,000           0        .00
NEXTEL Communications, Inc., warrants, expire 1999/2/ /7/                                9,500           0        .00
                                                                                                  --------  --------
TOTAL STOCKS (cost: $22,793,000)                                                                    24,620       3.41
                                                                                                  --------  --------

                                                                                    Principal
                                                                                        Amount
Convertible Debentures -  0.55%                                                          (000)
Integrated Health Services, Inc. 5.75% 2001                                            $ 3,500       3,964        .55
                                                                                                  --------  --------
TOTAL CONVERTIBLE DEBENTURES (cost: $3,437,000)                                                      3,964        .55
                                                                                                  --------  --------

TOTAL EQUITY -TYPE SECURITIES (cost: $26,230,000)                                                   28,584       3.96
                                                                                                  --------  --------
Short-Term Securities
Corporate Short-Term Notes -  8.00%
Lucent Technologies Inc. 5.51%-5.52% due 6/5-6/13/97                                    20,600      20,570       2.85
PepsiCo, Inc. 5.50%-5.52% due 6/17-6/26/97                                              11,950      11,908       1.65
E.I. du Pont de Nemours and Co. 5.49%-5.59% due 7/23-8/19/97                            11,500      11,379       1.57
Warner-Lambert Co. 5.52% due 6/24/97/3/                                                 10,000       9,963       1.38
Weyerhaeuser Co. 5.55%-5.57% due 6/12-7/7/97                                             4,000       3,989        .55

                                                                                                  --------   -------
TOTAL SHORT-TERM SECURITIES (cost: $57,809,000)                                                     57,809       8.00
                                                                                                  --------   -------

TOTAL INVESTMENT SECURITIES (cost: $680,487,000)                                                   703,947      97.41
Excess of cash and receivables over payables                                                        18,681       2.59
                                                                                                 ---------   -------
NET ASSETS                                                                                        $722,628    100.00%
                                                                                                 =========   =======


/1/  Step bond; coupon rate will increase at a later date.

/2/ Valued under procedures established by the Board of Trustees.

/3/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/5/ Coupon rate may change periodically.

/6/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

/7/ Non-income-producing securities.

See Notes to Financial Statements

American Variable Insurance Series
U.S. Government/AAA-Rated Securities Fund
Investment Portfolio, May 31, 1997
Unaudited
------------------------------------------------                 --------   --------   --------
U.S. TREASURY BONDS                                                 43.01%
PRIVATE MORTGAGE & ASSET-BACKED SECURITIES                          22.36
FEDERAL AGENCY MORTGAGE-RELATED SECURITIES                          21.23
CASH & EQUIVALENTS                                                   7.46
OTHER FEDERAL OBLIGATIONS                                            5.22
CORPORATE BONDS                                                      0.46
NON-U.S. GOVERNMENT BONDS                                            0.26
------------------------------------------------                 --------   --------   --------
                                                                Principal     Market    Percent
                                                                   Amount     Value      of Net
Bonds & Notes                                                      (000)      (000)      Assets
------------------------------------------------                 --------   --------   --------
U.S. Treasury Obligations - 43.01%
10.75% 2003                                                       $60,750    $73,128
8.875% 2017                                                          36300      43622
10.375% 2009                                                       33,500     40,488
12.00% 2013                                                          10000      13969
8.875% 1997                                                          10000      10142
3.404% 2007/1/                                                        8000       7946
5.875% 1999                                                         5,000      4,952      43.01%
7.25% 2004                                                            4150       4299
14.25% 2002                                                           2000       2618
13.125% 2001                                                          1500       1843
9.00% 1998                                                          1,250      1,286

Federal Agency Obligations - Mortgage
  Pass-Throughs/2/ - 19.90%
Government National Mortgage Assn.:
 7.50% 2022-2027                                                     14470      14446
 8.50% 2021-2026                                                     12398      13004
 7.00% 2021-2024                                                      9996      10087
 7.125% 2018-2023                                                     6524       6714
 9.50% 2019-2021                                                      5728       6172
 6.50% 2024                                                           4116       3942
 10.00% 2019                                                          3307       3621      13.64
 8.00% 2022                                                           2862       2952
 6.875% 2018                                                          2088       2145
 9.00% 2009-2016                                                      1384       1473
 10.50% 2019                                                           149        164
 11.00% 2019                                                            62         70
 12.00% 2012-2014                                                        7          8
Federal National Mortgage Assn.:
 8.00% 2024                                                           7783       7986
 8.50% 2023                                                           5747       6000
 10.00% 2018                                                          4058       4420       5.88
 7.50% 2009                                                           3550       3596
 9.00% 2011-2025                                                      3151       3321
 7.00% 2010                                                           2613       2596
Federal Home Loan Mortgage Corp.:
 9.00% 2021-2022                                                      1598       1700
 9.50% 2016                                                           107        115         .38
 12.00% 2010                                                             2          2

Collateralized Mortgage Obligations
 (Privately Originated)/2/ - 11.65%
GE Capital Mortgage Services, Inc.:
 Series 1995-10, Class A-1, 7.00% 2010                                8700     8,701
 Series 1994-15, Class A-10, 6.00% 2009                               8000     7,173        3.34
Prudential-Bache CMO Trust III, 9.44% 2018                           14000      14656       3.08
Westam Mortgage, Class 4-H, 8.95% 2018                               11000    11,491        2.42
Structured Asset Securities Corp., Series 1996-CFL,
 Class A1-C, 5.944% 2028                                              4900       4782       1.01
J.P. Morgan Commercial Mortgage Finance Corp., Series 1995-C1,
 Class A2, 7.353% 2010/3/                                             3000       3027        .64
Prudential Home Mortgage Securities Co., Inc., Series 1992-33,
 Class A-12, 7.50% 2022                                               2798       2794        .59
Merrill Lynch Mortgage Investors, Inc., Series 1995-C3,
 Class A-2, 6.848% 2025/3/                                          1,500      1,474         .31
CS First Boston Mortgage Securities Corp., Series 1995-AEW1,
 Class A-1, 6.665% 2027                                               1230       1230        .26

Asset-Backed Obligations/2/ - 10.71%
ContiMortgage Home Equity Loan Trust 1996-4,
 Class A-4, 6.37% 2006                                               15000    14,850        3.13
Aames Mortgage Trust, Series 1996-D,
 Class A-1C, 6.52% 2020                                              10000     9,968        2.10
Green Tree Financial Corp.:
 Series 1995-9, Class A-5, 6.80% 2027                                 5000       4933
 Series 1995-3, Class A-5, 7.30% 2025                                 2050       2086       1.89
 Series 1996-10, Class A-5, 6.83% 2028                                2000       1965
UCFL Acceptance Corp., Series 1996-D1,
 Class A-5, 6.918% 2019                                               8500     8,406        1.77
Standard Credit Card Master Trust 1991-3, Class A,
 8.875% 1999                                                          5500       5653       1.19
EQCC Home Equity Loan Asset-Backed Certificates,
 Series 1996-A, Class A-2, 6.95% 2012                                 2000       2010        .42
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                1000     1,000         .21

Federal Agency Obligations - Other - 5.22%
Federal Home Loan Mortgage Corp.:
 6.555% 2006                                                          8500       8116
 6.945% 2005                                                          2000       1945       2.12
Federal National Mortgage Assn.:
 6.53% 2006                                                           7000       6703
 8.625% 2021                                                          2000       2056       1.84
FNSM Principal STRIPS:
 0%/8.62% 2022 /4/                                                    4500       4220
 0%/8.25% 2022 /4/                                                    2000       1763       1.26

Federal Collateralized Mortgage Obligations
 (Privately Originated)/2/ - 0.77%
Federal Home Loan Mortgage Corp. 6.65% 2027                           4000       3646        .77

Collateralized Mortgage Obligations
 (Federal Agencies)/2/ - 0.56%
Federal Home Loan Mortgage Corp.:
 Series 1716, Class A, 6.50% 2009                                     2250       2141
 Series 83-B, Class B-3, 12.50% 2013                                   483        528        .56

Non-U.S. Government Obligations - 0.26%
Ontario (Province of) 15.25% 2012                                     1145       1236        .26

Financial - 0.25%
Signal Capital Corp. 9.95% 2006                                       1150       1176        .25

Telephone Utilities - 0.21%
BellSouth Savings and Security ESOP Trust 9.125% 2003                  946        996        .21
                                                                            --------   --------
TOTAL BONDS & NOTES (cost: $442,727,000)                                     439,552       92.54
                                                                            --------   --------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes - 9.55%
Weyerhaeuser Co. 5.50%-5.58% due 6/5-7/18/97                         16100      16014       3.37
General Electric Capital Corp. 5.65% due 6/2/97                      11800      11796       2.48
Lucent Technologies Inc. 5.51% due 6/5/97                             9600       9593       2.02
Motorola Credit Corp. 5.52% due 7/8/97                                8000       7953       1.68

                                                                            --------   --------
TOTAL SHORT-TERM SECURITIES (cost: $45,356,000)                                 45356       9.55
                                                                            --------   --------
TOTAL INVESTMENT SECURITIES (cost: $488,083,000)                               484908     102.09

Excess of payables over cash and receivables                                   9,927        2.09
                                                                            --------   --------
NET ASSETS                                                                  $474,981     100.00%
                                                                            ========   ========

/1/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

/2/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/3/ Coupon rate may change periodically.

/4/ Step bond; coupon rate will
  increase at a later date.

 See Notes to Financial Statements

American Variable Insurance Series
Cash Management Fund
Investment Portfolio, May 31, 1997  (Unaudited)

                                                                             Principal      Market
                                                                                Amount       Value   Percent of
Short-Term Securities                                                            (000)       (000)   Net Assets


Corporate Short-Term Notes - 71.27%
BellSouth Telecommunications, Inc. 5.50% due 6/24/97                           $ 8,400     $ 8,369         3.30%
International Lease Finance Corp. 5.53% due 6/3/97                               8,300       8,296         3.28
U S WEST Communications, Inc. 5.50% due 6/3/97                                   8,000         7996        3.16
General Mills, Inc. 5.51% due 7/10/97                                            7,200       7,156         2.83
AT&T Corp. 5.50% due 6/2/97                                                      7,000         6998        2.76
Motorola Credit Corp. 5.50% due 6/19/97                                          7,000         6980        2.76
Anheuser-Busch, Inc. 5.50% due 7/23/97/1/                                        7,000         6943        2.74
Shell Oil Co. 5.46%-5.50% due 6/10-6/17/97                                       6,800         6786        2.68
Ford Motor Credit Co. 5.53%-5.54% due 6/18-7/14/97                               6,700       6,661         2.63
Gillette Co. 5.57% due 7/8/97/1/                                                 6,500       6,462         2.55
Lucent Technologies Inc. 5.51%-5.53% due 6/5-6/11/97                             6,400       6,391         2.52
Weyerhaeuser Co. 5.54% due 6/23/97                                               6,400         6377        2.52
Emerson Electric Co. 5.48% due 6/4/97                                            6,000       5,996         2.37
Southwestern Bell Telephone Co. 5.50% due 6/6/97                                 6,000         5995        2.37
Chevron Corp. 5.56% due 6/12/97/1/                                               5,900       5,889         2.33
Coca-Cola Co. 5.47% due 6/25/97                                                  5,900       5,878         2.32
Amoco Corp. 5.50% due 6/5/97                                                     5,600         5596        2.21
John Deere Capital Corp. 5.54% due 7/22/97                                       5,100       5,059         2.00
St. Paul Companies, Inc. 5.51% due 6/26/97/1/                                    5,000         4981        1.97
J.C. Penney Funding Corp. 5.51% due 7/10/97/1/                                   5,000         4969        1.96
Xerox Corp. 5.50% due 7/11/97                                                    5,000       4,969         1.96
Kellogg Co. 5.48% due 7/18/97                                                    5,000       4,963         1.96
CIT Group Holdings, Inc. 5.56% due 6/16/97                                       4,800       4,788         1.89
Abbott Laboratories 5.48% due 6/23/97                                              4500        4484        1.77
E.I. du Pont de Nemours and Co. 5.55% due 7/8/97                                 4,400       4,376         1.73
SAFECO Credit Co. Inc. 5.53% due 6/11/97                                         4,000         3993        1.58
Beneficial Corp. 5.57% due 7/7/97                                                4,000       3,977         1.57
Avco Financial Services, Inc. 5.53% due 7/21/97                                  3,500       3,473         1.37
Procter & Gamble Co. 5.50% due 6/30/97                                           3,400         3384        1.34
PepsiCo, Inc. 5.50% due 6/5/97                                                   3,300       3,298         1.30
Yale University 5.55% due 6/16/97                                                2,600         2594        1.02
IBM Credit Corp. 5.56% due 7/9/97                                                2,600         2584        1.02
Walt Disney Co. 5.55% due 6/13/97                                                2,200       2,196          .87
American Express Credit Corp. 5.51% due 6/10/97                                  1,600       1,598          .63

Federal Agency Obligations - 27.61%
Federal Home Loan Mortgage Corp. 5.41%-5.46% due 6/9-6/24/97                    25,400        25335       10.01
Federal Home Loan Banks 5.41%-5.495% due 6/19-7/3/97                            23,900        23810        9.40
Federal National Mortgage Assn. 5.43%-5.50% due 6/12-7/3/97                     10,800        10766        4.25
Student Loan Marketing Assn. 5.29% 1997/2/                                        10000     10,005         3.95
                                                                                        ----------   ----------
TOTAL INVESTMENT SECURITIES (cost: $250,366,000)                                             250371       98.88
Excess of cash and receivables over payables                                                   2829        1.12
                                                                                        ----------   ----------
NET ASSETS                                                                                $253,200       100.00%
                                                                                        ==========   ==========

/1/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
/2/Coupon rate may change periodically.

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
at May 31, 1997 (unaudited)                                                                                    (dollars
                                                                                                                     in
                                                                                                             thousands)
                                                   Global                         Inter-        Growth-           Asset
                                                   Growth          Growth       national         Income      Allocation
                                                     Fund            Fund           Fund           Fund            Fund
---------------------------------              ----------      ----------     ----------     ----------      ----------
ASSETS:
Investment securities at market                   $28,190      $4,111,394     $2,811,031     $5,853,249      $1,269,963
Cash                                                    1                                            26               7
Receivables for-
 Sales of investments                                  -           11,729         10,239         14,791           4,549
 Sales of fund's shares                               605             174            454            722             306
 Open forward currency
  contracts                                            -               -              -              -               -
 Dividends and accrued
  interest                                             20           1,332         14,274         12,492           7,527
                                              ----------      ----------     ----------     ----------      ----------
                                                   28,816       4,124,876      2,836,029      5,881,280       1,282,352
LIABILITIES:                                  ----------      ----------     ----------     ----------      ----------
Payables for-
 Purchases of investments                           1,148          24,539         32,577         47,023          13,684
 Repurchases of fund's shares                          -            2,687             -              -               -
 Management services                                    9           1,385          1,330          1,758             483
 Distribution fees - Class 2/1/                        -               -              -                              -
 Accrued expenses                                       1              77            345            101              27
                                              ----------      ----------     ----------     ----------      ----------
                                                    1,158          28,688         34,252         48,883          14,194
NET ASSETS AT                                  ----------      ----------     ----------     ----------      ----------
 May 31, 1997                                     $27,658      $4,096,188     $2,801,777     $5,832,397      $1,268,158
                                              ===========     ===========    ===========    ===========     ===========
Investment securities at cost                     $27,753      $3,207,454     $2,271,478     $4,417,833      $1,058,193
                                              ===========     ===========    ===========    ===========     ===========


Class 1 (unlimited shares authorized):
 Net Assets (000's)                               $25,416      $4,093,794     $2,798,862     $5,824,821      $1,267,059
 Shares of beneficial interest
  outstanding                                   2,438,937      93,823,350    165,625,568    161,369,316      84,441,807
 Net asset value per share                         $10.42          $43.63         $16.90         $36.10          $15.01

Class 2 (unlimited shares authorized)/1/:
 Net Assets (000's)                                $2,242          $2,394         $2,915         $7,576          $1,099
 Shares of beneficial interest
  outstanding                                     215,190          54,869        172,510        209,908          73,243
 Net asset value per share                         $10.42          $43.63         $16.90         $36.09          $15.00


                                                                                    U.S.                       (dollars
                                                                             Government/                             in
                                                               High-Yield      AAA-Rated           Cash      thousands)
                                                     Bond            Bond     Securities     Management
                                                     Fund            Fund           Fund           Fund           Total
---------------------------------              ----------      ----------     ----------     ----------      ----------
ASSETS:
Investment securities at market                  $100,759        $703,947       $484,908       $250,371     $15,613,812
Cash                                                  263              18             86            133             812
Receivables for-
 Sales of investments                                   2           8,566             33             -           49,909
 Sales of fund's shares                               289               5            124          2,683           5,362
 Open forward currency
  contracts                                            16              10             -              -               26
 Dividends and accrued
  interest                                          1,275          12,234          4,093            118          53,365
                                              ----------      ----------     ----------     ----------      ----------
                                                  102,604         724,780        489,244        253,305      15,723,286
LIABILITIES:                                  ----------      ----------     ----------     ----------      ----------
Payables for-
 Purchases of investments                             250           1,519         13,592             -          134,332
 Repurchases of fund's shares                          -              313            452             -            3,452
 Management services                                   45             303            205             98           5,616
 Distribution fees - Class 2/1/                        -               -              -              -                1
 Accrued expenses                                       2              17             14              7             591
                                              ----------      ----------     ----------     ----------      ----------
                                                      297           2,152         14,263            105         143,992
NET ASSETS AT                                  ----------      ----------     ----------     ----------      ----------
 May 31, 1997                                    $102,307        $722,628       $474,981       $253,200     $15,579,294
                                              ===========     ===========    ===========    ===========     ===========
Investment securities at cost                    $100,181        $680,487       $488,083       $250,366     $12,501,828
                                              ===========     ===========    ===========    ===========     ===========

Class 1 (unlimited shares authorized):
 Net Assets (000's)                              $101,766        $721,609       $474,313       $252,496
 Shares of beneficial interest
  outstanding                                   9,880,369      49,134,580     43,438,418     22,715,063
 Net asset value per share                         $10.30          $14.69         $10.92         $11.12

Class 2 (unlimited shares authorized)/1/:
 Net Assets (000's)                                  $541          $1,019           $668           $704
 Shares of beneficial interest
  outstanding                                      52,556          69,428         61,193         63,321
 Net asset value per share                         $10.30          $14.68         $10.92         $11.11

/1/  Shares offered for sale
 commencing on April 30, 1997.

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS

Statement of Operations                                                                                  (dollars
for the six months ended May 31, 1997                                                                          in
(unaudited)                                                                                            thousands)

                                                  Global                        Inter-      Growth-         Asset
                                                  Growth       Growth         national       Income    Allocation
                                                 Fund/1/         Fund             Fund         Fund          Fund
                                              ----------   ----------       ----------    ---------    ----------
INVESTMENT INCOME:
Income:
 Dividends                                           $20      $10,944          $29,193      $47,722        $8,424
 Interest                                             28       12,419            5,092       19,975        16,934
                                              ----------   ----------       ----------   ----------    ----------
                                                      48       23,363           34,285       67,697        25,358
                                              ----------   ----------       ----------   ----------    ----------
Expenses:
 Management services fee                               9        7,921            7,288        9,902         2,710
 Distribution fees - Class 2/2/                        -            -                -            1             -
 Reports to shareholders                               -           62               39           85            19
 Registration statement and
  prospectus                                           -           34               19           43            10
 Postage, stationery and
  supplies                                             -           24               17           36             8
 Trustees' fees                                        -           43               29           61            14
 Auditing and legal fees                               -           47               30           66            14
 Custodian fee                                         1           58              916           68            27
 Taxes other than federal
  income tax                                           -           52               32           70            16
 Other expenses                                        -           24               71           31             7
                                              ----------   ----------       ----------   ----------    ----------
                                                      10        8,265            8,441       10,363         2,825
                                              ----------   ----------       ----------   ----------    ----------
 Net investment income                                38       15,098           25,844       57,334        22,533
                                              ----------   ----------       ----------   ----------    ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                                   -      370,741          145,493      268,964        39,136
                                              ----------   ----------       ----------   ----------    ----------
Net change in unrealized appreciation
 (depreciation) on investments                       437      (81,542)         168,033      197,554        26,972
Net increase in unrealized appreciation
 on open forward currency contracts                    -            -                -            -             -
                                              ----------   ----------       ----------   ----------   -----------
Net unrealized appreciation
 (depreciation)                                      437      (81,542)         168,033      197,554        26,972
                                              ----------   ----------       ----------   ----------   -----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                      437      289,199          313,526      466,518        66,108
                                              ----------   ----------       ----------   ----------    ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $475     $304,297         $339,370     $523,852       $88,641
                                               =========    =========      ===========    =========     =========


                                                                                                         (dollars
                                                                                                               in
                                                                                  U.S.                 thousands)
                                                                High-      Government/         Cash
                                                                Yield        AAA-Rated      Manage-
                                                    Bond         Bond       Securities         ment
                                                    Fund         Fund             Fund         Fund         Total
                                              ----------   ----------  ---------------   ----------     ---------
INVESTMENT INCOME:
Income:
 Dividends                                           $46         $194                -            -       $96,543
 Interest                                          3,234       32,727          $18,524       $6,756       115,689
                                              ----------   ----------       ----------   ----------    ----------
                                                   3,280       32,921           18,524        6,756       212,232
                                              ----------   ----------       ----------   ----------    ----------
Expenses:
 Management services fee                             239        1,732            1,237          561        31,599
 Distribution fees - Class 2/2/                        -            -                -            -             1
 Reports to shareholders                               1           11                8            4           229
 Registration statement and
  prospectus                                           1            6                3            5           121
 Postage, stationery and
  supplies                                             1            5                4            2            97
 Trustees' fees                                        1            8                6            3           165
 Auditing and legal fees                               1            8                6            3           175
 Custodian fee                                         3           18               12            6         1,109
 Taxes other than federal
  income tax                                           2           10                7            4           193
 Other expenses                                        1            5                4            3           146
                                              ----------   ----------       ----------   ----------    ----------
                                                     250        1,803            1,287          591        33,835
                                              ----------   ----------       ----------   ----------    ----------
 Net investment income                             3,030       31,118           17,237        6,165       178,397
                                              ----------   ----------       ----------   ----------    ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                               1,169        6,678           (8,464)           -       823,717
                                              ----------   ----------       ----------   ----------    ----------
Net change in unrealized appreciation
 (depreciation) on investments                    (1,502)       1,219           (6,755)           5       304,421
Net increase in unrealized appreciation
 on open forward currency contracts                   10           10                -            -            20
                                             -----------   ----------  ---------------   ----------    ----------
Net unrealized appreciation
 (depreciation)                                   (1,492)       1,229           (6,755)           5       304,441
                                             -----------   ----------  ---------------   ----------    ----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                     (323)       7,907          (15,219)                 1,128,158
                                              ----------   ----------       ----------   ----------    ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                  $2,707      $39,025           $2,018       $6,170    $1,306,555
                                               =========    =========  ===============    =========     =========

/1/  For the period April 30, 1997,
 commencement of operations, through
 May 31, 1997.

/2/  Shares offered for sale
 commencing on April 30, 1997.

See Notes to Financial Statements

American Variable Insurance Series

FINANCIAL STATEMENTS
                                                                 (dollars in thousands)
Statement of Changes in Net Assets                                               Global
                                                                         Growth Fund/1/        Growth Fund
                                                                                -------            -------          -------
                                                                                Period          Six months       Year ended
                                                                                  ended              ended     November 30,
                                                                        May 31, 1997/2/    May 31, 1997/2/             1996
----------------------------------                                              -------            -------          -------
OPERATIONS:
Net investment income                                                               $38            $15,098          $20,827
Net realized gain (loss) on investments                                               -            370,741          269,265
Net unrealized appreciation (depreciation)
 on investments                                                                     437            (81,542)         183,049
                                                                                -------            -------          -------
 Net increase in net assets
  resulting from operations                                                         475            304,297          473,141
                                                                                -------            -------          -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                              -            (10,114)         (24,246)
Distributions from net realized gain on
 investments                                                                          -           (268,039)        (259,930)
                                                                                -------            -------          -------
Total dividends and distributions                                                     -           (278,153)        (284,176)
                                                                                -------            -------          -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                      20,032            136,820          506,249
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                                     -            278,153          284,176
  Cost of shares repurchased                                                        (88)          (207,646)        (273,482)
                                                                                -------            -------          -------
  Net Increase from Class 1 Transactions                                         19,944            207,327          516,943
                                                                                -------            -------          -------
 Class 2 4:
  Proceeds from shares sold                                                       2,239              2,368                -
                                                                                -------            -------          -------
  Net Increase from Class 2 Transactions                                          2,239              2,368                -
 Net increase (decrease) in net                                                 -------            -------          -------
  assets resulting from capital share
  transactions                                                                   22,183            209,695          516,943
                                                                                -------            -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          22,658            235,839          705,908

NET ASSETS:
Beginning of year                                                                 5,000          3,860,349        3,154,441
                                                                                -------            -------          -------
End of year                                                                     $27,658         $4,096,188       $3,860,349
                                                                                =======            =======          =======
Undistributed Net Investment Income                                                 $38             $9,622           $4,638
                                                                                =======            =======          =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 1,947,392          3,271,739       12,825,093
  Shares issued on reinvestment of dividends
   and distributions                                                                  -          6,945,256        7,512,662
  Shares repurchased                                                             (8,455)        (5,083,761)      (7,086,581)
                                                                                -------            -------          -------
   Net increase in shares outstanding                                         1,938,937          5,133,234       13,251,174
                                                                                =======            =======          =======
 Class 2 4:
  Shares sold                                                                   215,190             54,869                -
  Shares repurchased                                                                  -                  -                -
                                                                                -------            -------          -------
   Net increase in shares outstanding                                           215,190             54,869                -
                                                                                =======            =======          =======



Statement of Changes in Net Assets
                                                                     International Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                           $25,844            $40,449
Net realized gain (loss) on investments                                         145,493             96,629
Net unrealized appreciation (depreciation)
 on investments                                                                 168,033            177,135
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                     339,370            314,213
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                        (14,143)           (42,718)
Distributions from net realized gain on
 investments                                                                    (94,763)           (35,844)
                                                                                -------            -------
Total dividends and distributions                                              (108,906)           (78,562)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                     138,357            412,624
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                               108,906             78,562
  Cost of shares repurchased                                                    (48,482)           (60,680)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                        198,781            430,506
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                       2,904                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                          2,904                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                  201,685            430,506
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         432,149            666,157

NET ASSETS:
Beginning of year                                                             2,369,628          1,703,471
                                                                                -------            -------
End of year                                                                  $2,801,777         $2,369,628
                                                                                =======            =======
Undistributed Net Investment Income                                             $19,370             $7,669
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 8,841,231         28,612,329
  Shares issued on reinvestment of dividends
   and distributions                                                          7,317,092          5,605,115
  Shares repurchased                                                         (3,121,548)        (4,238,963)
                                                                                -------            -------
   Net increase in shares outstanding                                        13,036,775         29,978,481
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                   172,510                  -
  Shares repurchased                                                                  -                  -
                                                                                -------            -------
   Net increase in shares outstanding                                           172,510                  -
                                                                                =======            =======




                                                                 (dollars in thousands)
                                                                     Growth-Income Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                           $57,334           $101,854
Net realized gain (loss) on investments                                         268,964            373,978
Net unrealized appreciation (depreciation)
 on investments                                                                 197,554            407,012
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                     523,852            882,844
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                        (52,131)          (101,529)
Distributions from net realized gain on
 investments                                                                   (373,625)          (159,645)
                                                                                -------            -------
Total dividends and distributions                                              (425,756)          (261,174)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                     169,511            540,891
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                               425,756            261,174
  Cost of shares repurchased                                                   (117,114)          (128,364)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                        478,153            673,701
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                       7,508                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                          7,508                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                  485,661            673,701
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         583,757          1,295,371

NET ASSETS:
Beginning of year                                                             5,248,640          3,953,269
                                                                                -------            -------
End of year                                                                  $5,832,397         $5,248,640
                                                                                =======            =======
Undistributed Net Investment Income                                             $30,467            $25,264
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 4,960,884         16,813,646
  Shares issued on reinvestment of dividends
   and distributions                                                         12,930,038          8,475,637
  Shares repurchased                                                         (3,428,225)        (4,001,696)
                                                                                -------            -------
   Net increase in shares outstanding                                        14,462,697         21,287,587
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                   209,908                  -
  Shares repurchased                                                                  -                  -
                                                                                -------            -------
   Net increase in shares outstanding                                           209,908                  -
                                                                                =======            =======




                                                                  Asset Allocation Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                           $22,533            $38,391
Net realized gain (loss) on investments                                          39,136             72,509
Net unrealized appreciation (depreciation)
 on investments                                                                  26,972             62,633
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                      88,641            173,533
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                        (20,542)           (36,923)
Distributions from net realized gain on
 investments                                                                    (72,976)           (30,506)
                                                                                -------            -------
Total dividends and distributions                                               (93,518)           (67,429)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                      57,189            131,175
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                                93,518             67,429
  Cost of shares repurchased                                                    (19,853)           (33,309)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                        130,854            165,295
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                       1,090                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                          1,090                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                  131,944            165,295
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         127,067            271,399

NET ASSETS:
Beginning of year                                                             1,141,091            869,692
                                                                                -------            -------
End of year                                                                  $1,268,158         $1,141,091
                                                                                =======            =======
Undistributed Net Investment Income                                             $11,965             $9,974
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 3,964,657          9,441,738
  Shares issued on reinvestment of dividends
   and distributions                                                          6,665,071          4,980,163
  Shares repurchased                                                         (1,362,210)        (2,391,438)
                                                                                -------            -------
   Net increase in shares outstanding                                         9,267,518         12,030,463
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                    73,243                  -
  Shares repurchased                                                                  -                  -
                                                                                -------            -------
   Net increase in shares outstanding                                            73,243                  -
                                                                                =======            =======



                                                                 (dollars in thousands)
                                                                              Bond Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/            1996/3/
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                            $3,030             $2,470
Net realized gain (loss) on investments                                           1,169                 38
Net unrealized appreciation (depreciation)
 on investments                                                                  (1,492)             2,083
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                       2,707              4,591
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                         (2,548)            (1,349)
Distributions from net realized gain on
 investments                                                                          -                  -
                                                                                -------            -------
Total dividends and distributions                                                (2,548)            (1,349)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                      25,274             73,438
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                                 2,548              1,349
  Cost of shares repurchased                                                     (3,638)            (1,604)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                         24,184             73,183
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                         539                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                            539                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                   24,723             73,183
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          24,882             76,425

NET ASSETS:
Beginning of year                                                                77,425              1,000
                                                                                -------            -------
End of year                                                                    $102,307            $77,425
                                                                                =======            =======
Undistributed Net Investment Income                                              $1,603             $1,121
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 2,473,676          7,434,995
  Shares issued on reinvestment of dividends
   and distributions                                                            252,987            137,024
  Shares repurchased                                                           (357,515)          (160,798)
                                                                                -------            -------
   Net increase in shares outstanding                                         2,369,148          7,411,221
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                    52,556                  -
  Shares repurchased                                                                  -                  -
                                                                                -------            -------
   Net increase in shares outstanding                                            52,556                  -
                                                                                =======            =======




                                                                   High-Yield Bond Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                           $31,118            $55,086
Net realized gain (loss) on investments                                           6,678              4,194
Net unrealized appreciation (depreciation)
 on investments                                                                   1,229             17,642
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                      39,025             76,922
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                        (29,812)           (53,386)
Distributions from net realized gain on
 investments                                                                          -                  -
                                                                                -------            -------
Total dividends and distributions                                               (29,812)           (53,386)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                      47,819             91,739
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                                29,812             53,386
  Cost of shares repurchased                                                    (27,414)           (40,681)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                         50,217            104,444
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                       1,013                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                          1,013                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                   51,230            104,444
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          60,443            127,980

NET ASSETS:
Beginning of year                                                               662,185            534,205
                                                                                -------            -------
End of year                                                                    $722,628           $662,185
                                                                                =======            =======
Undistributed Net Investment Income                                             $15,663            $14,357
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 3,298,831          6,502,188
  Shares issued on reinvestment of dividends
   and distributions                                                          2,098,864          3,834,396
  Shares repurchased                                                         (1,901,695)        (2,875,119)
                                                                                -------            -------
   Net increase in shares outstanding                                         3,496,000          7,461,465
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                    69,428                  -
  Shares repurchased                                                                  -                  -
                                                                                -------            -------
   Net increase in shares outstanding                                            69,428                  -
                                                                                =======            =======




                                                                 (dollars in thousands)
                                                              U.S. Government/AAA-Rated
                                                                        Securities Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                           $17,237            $38,502
Net realized gain (loss) on investments                                          (8,464)            (2,883)
Net unrealized appreciation (depreciation)
 on investments                                                                  (6,755)            (8,951)
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                       2,018             26,668
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                        (18,713)           (38,383)
Distributions from net realized gain on
 investments                                                                          -                  -
                                                                                -------            -------
Total dividends and distributions                                               (18,713)           (38,383)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                      12,660             39,469
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                                18,713             38,383
  Cost of shares repurchased                                                    (52,613)           (96,167)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                        (21,240)           (18,315)
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                         665                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                            665                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                  (20,575)           (18,315)
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (37,270)           (30,030)

NET ASSETS:
Beginning of year                                                               512,251            542,281
                                                                                -------            -------
End of year                                                                    $474,981           $512,251
                                                                                =======            =======
Undistributed Net Investment Income                                              $8,302             $9,778
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                 1,152,679          3,523,988
  Shares issued on reinvestment of dividends
   and distributions                                                          1,725,890          3,478,224
  Shares repurchased                                                         (4,810,244)        (8,689,601)
                                                                                -------            -------
   Net increase in shares outstanding                                        (1,931,675)        (1,687,389)
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                    61,206                  -
  Shares repurchased                                                                (13)                 -
                                                                                -------            -------
   Net increase in shares outstanding                                            61,193                  -
                                                                                =======            =======





                                                                   Cash Management Fund
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                            $6,165            $10,939
Net realized gain (loss) on investments                                               -                  -
Net unrealized appreciation (depreciation)
 on investments                                                                       5                  -
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                       6,170             10,939
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                         (6,270)           (10,336)
Distributions from net realized gain on
 investments                                                                          -                  -
                                                                                -------            -------
Total dividends and distributions                                                (6,270)           (10,336)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                     149,954            269,588
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                                 6,270             10,336
  Cost of shares repurchased                                                   (143,975)          (233,296)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                         12,249             46,628
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                         703                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                            703                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                   12,952             46,628
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          12,852             47,231

NET ASSETS:
Beginning of year                                                               240,348            193,117
                                                                                -------            -------
End of year                                                                    $253,200           $240,348
                                                                                =======            =======
Undistributed Net Investment Income                                              $2,984             $3,089
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                13,524,344         24,337,746
  Shares issued on reinvestment of dividends
   and distributions                                                            568,955            937,903
  Shares repurchased                                                        (12,988,999)       (21,049,530)
                                                                                -------            -------
   Net increase in shares outstanding                                         1,104,300          4,226,119
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                    63,327                  -
  Shares repurchased                                                                 (6)                 -
                                                                                -------            -------
   Net increase in shares outstanding                                            63,321                  -
                                                                                =======            =======



                                                                 (dollars in thousands)
                                                                                  Total
                                                                                -------            -------
                                                                             Six months         Year ended
                                                                                  ended       November 30,
                                                                        May 31, 1997/2/               1996
----------------------------------                                              -------            -------
OPERATIONS:
Net investment income                                                          $178,397           $308,518
Net realized gain (loss) on investments                                         823,717            813,730
Net unrealized appreciation (depreciation)
 on investments                                                                 304,441            840,603
                                                                                -------            -------
 Net increase in net assets
  resulting from operations                                                   1,306,555          1,962,851
                                                                                -------            -------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                                       (154,273)          (308,870)
Distributions from net realized gain on
 investments                                                                   (809,403)          (485,925)
                                                                                -------            -------
Total dividends and distributions                                              (963,676)          (794,795)
                                                                                -------            -------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                                                     757,616          2,065,173
  Proceeds from shares issued on reinvestment
   of dividends and distributions                                               963,676            794,795
  Cost of shares repurchased                                                   (620,823)          (867,583)
                                                                                -------            -------
  Net Increase from Class 1 Transactions                                      1,100,469          1,992,385
                                                                                -------            -------
 Class 2 4:
  Proceeds from shares sold                                                      19,029                  -
                                                                                -------            -------
  Net Increase from Class 2 Transactions                                         19,029                  -
 Net increase (decrease) in net                                                 -------            -------
  assets resulting from capital share
  transactions                                                                1,119,498          1,992,385
                                                                                -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,462,377          3,160,441

NET ASSETS:
Beginning of year                                                            14,116,917         10,951,476
                                                                                -------            -------
End of year                                                                 $15,579,294        $14,111,917
                                                                                =======            =======
Undistributed Net Investment Income                                            $100,014            $75,890
                                                                                =======            =======
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                                                43,435,433        109,491,723
  Shares issued on reinvestment of dividends
   and distributions                                                         38,504,153         34,961,124
  Shares repurchased                                                        (33,062,652)       (50,493,726)
                                                                                -------            -------
   Net increase in shares outstanding                                        48,876,934         93,959,121
                                                                                =======            =======
 Class 2 4:
  Shares sold                                                                   972,237                  -
  Shares repurchased                                                                (19)                 -
                                                                                -------            -------
   Net increase in shares outstanding                                           972,218                  -
                                                                                =======            =======


/1/ For the period April 30, 1997, commencement of operations, through May 31, 1997.

/2/  Unaudited

/3/ For the period January 2, 1996, commencement of operations, through November 30, 1996

4 Shares offered for sale commencing on April 30, 1997.

5 Represents initial capitalization from sale of 500,000 Class 1 shares of beneficial interest.

6 Represents initial capitalization from sale of 100,000 Class 1 shares of beneficial interest


See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

1. American Variable Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with nine different funds. The ninth fund, the Global Growth Fund, commenced operations on April 30, 1997. Also on that date, the series commenced dual-class operations. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows: Global Growth Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world; Growth Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics; International Fund - long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States; Growth-Income Fund - growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends; Asset Allocation Fund - high total return (including income and capital gains) consistent with long-term preservation of capital; Bond Fund - as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities; High-Yield Bond Fund - high current income and secondarily capital appreciation by investing primarily in intermediate and long-term corporate obligations; U.S. Government/AAA-Rated Securities Fund - a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa; Cash Management Fund - high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

     Each fund in the series is authorized to offer multiple classes of shares. Currently, each fund offers two classes of shares: Class 1 and Class 2. Class 1 shares are not subject to either an initial or contingent deferred sales charge nor have they adopted a Plan of Distribution to cover any distribution expenses. Class 2 shares are subject to certain fees pursuant to a Plan of Distribution as described below. Both classes of shares have identical voting, dividend, liquidation and other rights and shall have exclusive rights to vote on matters affecting only individual classes. Income, expenses, and any realized capital gains and losses not allocated to a particular class will be allocated to each class on the basis of the net asset value of that class in relation to net assets of the fund. Class-specific expenses will be allocated to that particular class on a specific identification basis.
     The following paragraphs summarize the significant accounting policies consistently followed by the series in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The series does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Common expenses incurred by the series are allocated among the funds, based upon relative net assets. In all other respects, expenses are charged to each fund as incurred on a specific identification basis.

     Pursuant to the custodian agreement, each fund within the series receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. Custodian fees for the series aggregated $1,109,000, of which $99,000 was paid by these credits rather than in cash.

2. It is the series' policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. During the six months ended May 31, 1997, net capital gains realized on securities transactions, on a tax basis, were $145,224,000, $1,159,000, and $5,189,000 for the International Fund, the Bond Fund, and the High-Yield Bond Fund, respectively. During the six months ended May 31, 1997, net gains (losses) related to non-U.S. currency transactions of ($196,000), $20,000, and $10,000 were treated as ordinary income for federal income tax purposes for the International Fund, the Bond Fund, and the High-Yield Bond Fund, respectively.

     During the six months ended May 31, 1997, the High-Yield Bond Fund utilized a capital loss carryforward of $5,189,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The High-Yield Bond Fund and the U.S. Government/AAA-Rated Securities Fund had available at May 31, 1997 capital loss carryforwards totaling $485,000 and $19,486,000 respectively, which may be used to offset capital gains realized during subsequent years through November 30, 2003 and 2004, respectively. It is the intention of these funds not to make distributions from capital gains while there are capital loss carryforwards. For book and federal income tax purposes, the amounts of unrealized appreciation and depreciation and the cost of portfolio securities, excluding forward currency contracts, at May 31, 1997 were as follows:

                                                                             (dollars in
                                                                              thousands)

                       Global                                       Growth-        Asset
                       Growth        Growth          Interna-        Income   Allocation
                         Fund          Fund       tional Fund          Fund         Fund


Unrealized
 appreciation            $706    $1,061,429          $599,843    $1,484,241     $220,671
Unrealized
 depreciation             269       157,489            60,290        48,825        8,901
Net unrealized
 appreciation
 (depreciation)           437       903,940           539,553     1,435,416      211,770
Cost of portfolio
 securities            27,753     3,207,454         2,271,478     4,417,833    1,058,193

                                                                             (dollars in
                                                                              thousands)

                                 High-Yield  U.S. Government/          Cash
                         Bond          Bond         AAA-Rated    Management
                         Fund          Fund   Securities Fund          Fund        Total


Unrealized
 appreciation          $1,436       $31,548            $3,168            $5   $3,403,047
Unrealized
 depreciation             858         8,088             6,343             -      291,063
Net unrealized
 appreciation
 (depreciation)           578        23,460            (3,175)            5    3,111,984
Cost of portfolio
 securities           100,181       680,487           488,083       250,366   12,501,828


3. The fees for management services were paid pursuant to an Investment Advisory and Service Agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the series are affiliated. The agreement provides for monthly fees, accrued daily, based on the following annual rates: Global Growth Fund - 0.69% of average net assets; Growth Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.42% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.2 billion; and 0.35% of such assets in excess of $3.2 billion; International Fund - 0.90% of the first $60 million of average net assets; 0.78% of such assets in excess of $60 million but not exceeding $600 million; 0.60% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.48% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.465% of such assets in excess of $2.0 billion; Growth-Income Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.5 billion; 0.40% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.32% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; and 0.285% of such assets in excess of $4.0 billion; Asset Allocation Fund - 0.50% of the first $600 million of average net assets; 0.42% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.36% of such assets in excess of $1.2 billion; Bond Fund - 0.60% of the first $30 million of average net assets; and 0.50% of such assets in excess of $30 million; High-Yield Bond Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.46% of such assets in excess of $600 million; U.S. Government/AAA-Rated Securities Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.40% of such assets in excess of $600 million; Cash Management Fund - 0.50% of the first $100 million of average net assets; 0.42% of such assets in excess of $100 million but not exceeding $400 million; and 0.38% of such assets in excess of $400 million.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the series. As of May 31,1997, aggregate amounts deferred and earnings thereon were $217,000.
 Pursuant to a Plan of Distribution, each fund is authorized to pay 0.25% of the average daily net assets of Class 2 shares in connection with certain distribution services and related activities. During the period ended May 31, 1997, Plan expenses for the series aggregated $1,000.

4.

                                                                                  (dollars in
                                                                                   thousands)

                             Global                                      Growth-        Asset
                             Growth       Growth           Interna-       Income   Allocation
                               Fund         Fund        tional Fund         Fund         Fund
As of May 31, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments                      -     $370,439           $146,174     $268,555      $38,582
Paid-in capital             $27,183    2,812,184          2,096,750    4,097,959    1,005,841
For the six months
 ended May 31,1997:
Purchases of
 investment
 securities /1/          23,185 /2/      945,624            687,131    1,371,325      282,092
Sales of invest-
 ment securities /1/          - /2/    1,085,797            599,589    1,190,368      206,962

                                                                                  (dollars in
                                                                                   thousands)

                                      High-Yield   U.S. Government/         Cash
                               Bond         Bond          AAA-Rated   Management
                               Fund         Fund    Securities Fund         Fund        Total
As of May 31, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments                 $1,207        ($485)          ($19,486)           -     $804,986
Paid-in capital              98,903      683,980            489,340     $250,211   11,562,351
For the six months
 ended May 31,1997:
Purchases of
 investment
 securities /1/              53,177      242,432            140,952            -    3,745,920
Sales of invest-
 ment securities /1/         29,590      194,431            182,024            -    3,488,763


/1/  Excludes short-term securities

/2/  For the period April 30, 1997, commencement of operations, through May 31, 1997.

5. Dividend and interest income for the International Fund is recorded net of non-U.S. taxes paid. For the six months ended May 31, 1997, such non-U.S. taxes were $3,911,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes for the six months ended May 31, 1997 were $209,000, $1,000, and $5,000 for the International Fund, the Bond Fund, and the High-Yield Bond Fund, respectively.

     The funds may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The funds enter into these contracts to reduce their exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The funds' use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the funds have in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. At May 31, 1997, the Bond Fund and the High-Yield Bond Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:



Non-U.S. Currency Sale Contracts                                                               U.S.
                                                           Contract                        Valuation
                                                              Amount                      at 5/31/97       Unrealized
                                                 Fund       Non-U.S.           U.S.           Amount     Appreciation
                                      --------------- ------------------------------ ---------------  ---------------
Deutsche Marks
 expiring 07/08/97                          Bond Fund    DM  275,000     $  177,000       $  161,000        $  16,000
 expiring 11/28/97                High-Yield Bond Fund     1,900,000      1,138,000        1,128,000           10,000

PER-SHARE
DATA AND
RATIOS                                                                                   Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment     realized  distri-
Ended/1/                                      of period     income        ments     operations        income    gains      butions
---------                                     ---------  ---------    ---------    ---------     ---------    ---------  ---------
Global Growth Fund /3/
 Class 1
1997                                             $10.00   $.03 /4/     $.39 /4/           $.42             -     -            -
 Class 2 /7/
1997                                              10.00    .19 /4/      .23 /4/            .42             -     -            -



                                                                                                Ratio
                                              Net asset             Net assets,   Ratio of        of net     Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------    ---------   ---------     ---------     ---------    ---------
Global Growth Fund /3/
 Class 1
1997                                             $10.42  4.20% /5/    $26   .06% /5/ /6/  .23% /5/ /6/       4.41 c             -
 Class 2 /7/
1997                                              10.42   4.20 /5/     2    .09 /5/ /6/   .25 /5/ /6/           4.41           -

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------    ---------     ---------    ---------   ---------
Growth Fund
 Class 1
1992                                             $24.18       $.29        $4.25          $4.54   $(.31)  /8/    -       $ (.31)
1993                                              28.41        .25         4.13           4.38          (.24)   $ (.21)        (.45)
1994                                              32.34        .24          .69            .93          (.24)    (1.09)       (1.33)
1995                                              31.94        .33        10.63          10.96         (.29)   (.80)       (1.09)
1996                                              41.81        .24         5.17           5.41         (.29)    (3.40)       (3.69)
1997                                              43.53    .16 /4/     3.07 /4/           3.23        (.11)     (3.02)       (3.13)
 Class 2 /7/
1997                                              40.59    .05 /4/     2.99 /4/           3.04        -         -            -


                                                                                               Ratio
                                              Net asset            Net assets,    Ratio of      of net       Average
                                              value,               end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average   paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets   share/2/         rate
---------                                     ---------  ---------  ---------   ---------   ---------   ---------    ---------
Growth Fund
 Class 1
1992                                             $28.41      18.90%      $1,212      .53%         1.15%       6.89 c         11.15%
1993                                              32.34     15.59         1,737      .50           .86          6.43        20.40
1994                                              31.94      2.92         2,027      .49           .78          6.09        29.58
1995                                              41.81     35.35         3,154      .47           .92          5.91        35.47
1996                                              43.53     14.32         3,860      .44           .61          5.42        30.88
1997                                              43.63   8.08 /5/        4,094    .21 /5/       .39 /5/           4.86   27.63 /5/
 Class 2 /7/
1997                                              43.63   7.49 /5/          2 .06 /5/ /6/   .07 /5/ /6/           4.86   27.63 /5/

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income      gains      butions
---------                                     ---------  ---------    ---------    ---------   ---------   ---------    ---------
International Fund
 Class 1
1992                                             $10.02       $.19       $ (.09)          $.10        $ (.21)    $(.02)      $ (.23)
1993                                               9.89        .17         2.50           2.67          (.16)   -         (.16)
1994                                              12.40        .25         1.04           1.29          (.20)    (.22)        (.42)
1995                                              13.27        .34         1.02           1.36          (.33)    (.41)        (.74)
1996                                              13.89        .28         1.96           2.24          (.31)    (.29)        (.60)
1997                                              15.53    .16 /4/     1.92 /4/           2.08          (.09)    (.62)        (.71)
 Class 2 /7/
1997                                              15.86    .16 /4/      .88 /4/           1.04             -     -            -


                                                                                                 Ratio
                                              Net asset           Net assets,     Ratio of        of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------    ---------   ---------     ---------     ---------    ---------
International Fund
 Class 1
1992                                              $9.89       0.90%        $360     1.00%         2.11%       1.22 c         16.73%
1993                                              12.40     27.20           840      .96          1.75           .23        17.70
1994                                              13.27     10.48         1,405      .80          2.03          1.01        19.66
1995                                              13.89     10.78         1,703      .75          2.64           .16        24.66
1996                                              15.53     16.66         2,370      .69          1.99          1.24        32.08
1997                                              16.90  14.03 /5/        2,799    .33 /5/      1.02 /5/            .26   25.45 /5/
 Class 2 /7/
1997                                              16.90   6.56 /5/          3    .09 /5/ /6/   .18 /5/ /6/         .26   25.45 /5/

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------      ---------     ---------   ---------  ---------
Growth Income Fund
 Class 1
1992                                             $21.72       $.65        $2.74          $3.39        $ (.67)   $(.27)      $ (.94)
1993                                              24.17        .63         2.12           2.75          (.63)    (.28)        (.91)
1994                                              26.01        .68          .14            .82          (.65)    (.88)       (1.53)
1995                                              25.30        .73         7.20           7.93          (.73)   (1.03)       (1.76)
1996                                              31.47        .71         5.55           6.26          (.74)   (1.26)       (2.00)
1997                                              35.73    .36 /4/     2.90 /4/           3.26          (.34)   (2.55)       (2.89)
 Class 2 /7/
1997                                              34.10    .14 /4/     1.85 /4/           1.99             -    -            -

                                                                                                  Ratio
                                              Net asset           Net assets,    Ratio of      of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------    ---------   ---------    ---------   ---------    ---------
Growth Income Fund
 Class 1
1992                                             $24.17      15.90%      $1,704           .52%     3.01%       7.46 c         13.60%
1993                                              26.01     11.63         2,436           .49     2.66          7.02        24.93
1994                                              25.30      3.21         2,740           .47     2.72          6.39        29.26
1995                                              31.47     33.14         3,953           .44     2.70          6.21        26.91
1996                                              35.73     21.02         5,249           .41     2.26          5.75        31.27
1997                                              36.10   9.95 /5/        5,825        .19 /5/    1.06 /5/      4.89   25.38 /5/
 Class 2 /7/
1997                                              36.09   5.84 /5/            7    .06 /5/ /6/   .27 /5/ /6/    4.89   25.38 /5/

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------      ---------     ---------   ---------  ---------
Asset Allocation Fund
 Class 1
1992                                             $10.59       $.48         $.94          $1.42        $ (.49)   $(.05)      $ (.54)
1993                                              11.47        .51          .67           1.18          (.49)    (.15)        (.64)
1994                                              12.01        .51         (.57)          (.06)         (.52)    (.18)        (.70)
1995                                              11.25        .50         2.69           3.19          (.50)    (.17)        (.67)
1996                                              13.77        .53         1.89           2.42          (.53)    (.48)       (1.01)
1997                                              15.18    .27 /4/      .79 /4/           1.06          (.26)    (.97)       (1.23)
 Class 2 /7/
1997                                              14.43    .06 /4/      .51 /4/            .57             -      -            -

                                                                                                 Ratio
                                              Net asset           Net assets,    Ratio of        of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------    ---------   ---------     ---------    ---------    ---------
Asset Allocation Fund
 Class 1
1992                                             $11.47      13.69%        $359       .57%         4.73%       7.12 c         19.74%
1993                                              12.01     10.59           578       .55          4.66          6.85        19.01
1994                                              11.25      (.54)          637       .53          4.55          6.38        36.13
1995                                              13.77     29.45           870       .52          4.11          6.27        39.89
1996                                              15.18     18.65         1,141       .49          3.88          5.60        50.62
1997                                              15.01   7.62 /5/        1,267        .24 /5/      1.90 /5/       4.93   20.24 /5/
 Class 2 /7/
1997                                              15.00   3.95 /5/            1    .07 /5/ /6/   .35 /5/ /6/      4.93   20.24 /5/

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------      ---------     ---------   ---------  ---------
Bond Fund /9/
 Class 1
1996                                             $10.00       $.40         $.16           $.56        $ (.25)    -       $ (.25)
1997                                              10.31    .32 /4/   (.03)  /4/            .29          (.30)    -         (.30)
 Class 2 /7/A22
1997                                              10.11    .05 /4/      .14 /4/            .19             -     -            -

                                                                                                 Ratio
                                              Net asset            Net assets,    Ratio of        of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------    ---------   ---------    ---------     ---------    ---------
Bond Fund /9/
 Class 1                                         $10.31  5.74% /4/          $77        .52 /4/      6.18 /4/    -        32.83% /4/
1996                                              10.30   2.90 /5/          101        .28 /5/      3.37 /5/   -       40.62 /5/
1997
 Class 2 /7/A22                                   10.30   1.88 /5/            1    .08 /5/ /6/   .60 /5/ /6/   -       40.62 /5/
1997

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized   distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------      ---------     ---------    ---------  ---------
High-Yield Bond Fund
 Class 1
1992                                             $13.53      $1.10         $.62          $1.72       $ (1.08)     -      $ (1.08)
1993                                              14.17       1.09         1.20           2.29         (1.10)   $(.19)       (1.29)
1994                                              15.17       1.27        (2.07)          (.80)        (1.23)    (.25)       (1.48)
1995                                              12.89       1.32         1.10           2.42         (1.32)     -        (1.32)
1996                                              13.99       1.28          .54           1.82         (1.30)     -        (1.30)
1997                                              14.51    .65 /4/      .16 /4/            .81          (.63)     -         (.63)
 Class 2 /7/
1997                                              14.28    .15 /4/      .25 /4/            .40             -      -            -

                                                                                                  Ratio
                                              Net asset           Net assets,    Ratio of        of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------  ---------    ---------     ---------     ---------    ---------
High-Yield Bond Fund
 Class 1
1992                                             $14.17      13.14%        $197      .59%         8.88%              -       47.44%
1993                                              15.17     17.09           379      .56          8.18             -        34.05
1994                                              12.89     (5.71)          390      .54          9.37             -        38.46
1995                                              13.99     19.81           534      .54         10.12             -        31.73
1996                                              14.51     13.75           662      .53          9.27             -        44.81
1997                                              14.69   5.78 /5/          722      .26 /5/      4.48 /5/          -   30.91 /5/
 Class 2 /7/
1997                                              14.68   2.80 /5/            1    .07 /5/ /6/   .78 /5/ /6/        -   30.91 /5/

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------      ---------     ---------    --------- ---------
U.S. Government/AAA-Rated Securities Fund
 Class 1
1992                                             $11.22       $.75         $.32          $1.07        $ (.76)    -       $ (.76)
1993                                              11.53        .74          .68           1.42          (.75)   $(.05)        (.80)
1994                                              12.15        .76        (1.30)          (.54)         (.74)    (.07)        (.81)
1995                                              10.80        .82          .71           1.53          (.81)      -         (.81)
1996                                              11.52        .83         (.24)           .59          (.82)       -         (.82)
1997                                              11.29    .43 /4/   (.38)  /4/            .05          (.42)       -         (.42)
 Class 2 /7/
1997                                              10.83    .06 /4/      .03 /4/            .09             -       -            -

                                                                                                 Ratio
                                              Net asset           Net assets,    Ratio of        of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------    ---------   ---------     ---------     ---------    ---------
U.S. Government/AAA-Rated Securities Fund
 Class 1
1992                                             $11.53       9.83%        $360      .57%         7.08%              -       39.96%
1993                                              12.15     12.65           505      .55          6.42             -        21.69
1994                                              10.80     (4.58)          463      .54          6.69             -        45.21
1995                                              11.52     14.73           542       .54          7.37             -        30.11
1996                                              11.29      5.49           512       .53          7.33             -        30.45
1997                                              10.92    .51 /5/          474     .26 /5/      3.52 /5/              -   31.43 /5/
 Class 2 /7/
1997                                              10.92    .83 /5/            1    .07 /5/ /6/   .58 /5/ /6/        -   31.43 /5/

                                                                                         Total
                                                                            Net         income                  Distri-
                                                                     realized &         (loss)     Dividends    butions
                                              Net asset        Net   unrealized           from      from net    from
                                                 value,    invest-  gain (loss)        invest-       invest-    net        Total
Period                                        beginning       ment   on invest-           ment          ment    realized  distri-
Ended/1/                                      of period     income        ments     operations        income     gains      butions
---------                                     ---------  ---------    ---------      ---------     ---------   ---------  ---------
Cash Management Fund
 Class 1
1992                                             $11.11       $.35         $.01           $.36        $ (.43)      -       $ (.43)
1993                                              11.04        .29            -            .29          (.31)       -         (.31)
1994                                              11.02        .37          .02            .39          (.32)       -         (.32)
1995                                              11.09        .63         (.02)           .61          (.59)       -         (.59)
1996                                              11.11        .54          .01            .55          (.54)       -         (.54)
1997                                              11.12    .28 /4/            -            .28          (.28)       -         (.28)
 Class 2 /7/
1997                                              11.07    .05 /4/    (.01) /4/            .04             -       -            -

                                                                                                   Ratio
                                              Net asset           Net assets,     Ratio of        of net       Average
                                              value,                   end of       expenses     income to   commissions   Portfolio
Period                                        end of      Total   period (in     to average       average      paid per     turnover
Ended/1/                                      period     return    millions)     net assets    net assets      share/2/         rate
---------                                     ---------  ---------  ---------    ---------     ---------    ---------    ---------
Cash Management Fund
 Class 1
1992                                             $11.04       3.31%        $197     .53%         3.24%              -            -
1993                                              11.02      2.67           206     .51          2.57             -            -
1994                                              11.09      3.59           221     .49          3.60             -            -
1995                                              11.11      5.65           193     .49          5.37             -            -
1996                                              11.12      5.09           240     .47          4.94             -            -
1997                                              11.12   2.56 /5/          252    .24 /5/      2.46 /5/              -            -
 Class 2 /7/
1997                                              11.11    .36 /5/            1    .07 /5/ /6/   .50 /5/ /6/        -          -


/1/  The periods ended 1992 through 1996 represent fiscal years ended November 30; the period ended 1997 represents the six months ended May 31, 1997 (unaudited).

/2/  Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the funds' statement of operations.  Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.  Generally, non-U.S. commissions are lower than U.S.
 commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many
 non-U.S. securities.

/3/  Commenced operations April 30, 1997.

/4/  Per share amounts based on relation to total income from investment operations.

/5/  Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/6/  Based on average daily net assets for the period.

/7/  Shares offered for commencing on April 30, 1997.

/8 / Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.

/9/  Commenced operations January 2, 1996.

See Notes to Financial Statements

AMERICAN VARIABLE INSURANCE SERIES
BOARD OF TRUSTEES

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant;
former Executive Vice President and Director,
KaiserSteel Corporation

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President,Southern California Edison Company

JOE E. DAVIS
Encino, California
Private investor; former Chairman of the Board, Linear Corporation; former President and Chief Executive Officer,
National Health Enterprises, Inc.

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

RICHARD H.M. HOLMES
Hillsborough, California
Retired; former Vice President,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Founder and President,
Energy Investment, Inc.

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer,
Cairnwood, Inc.
(venture capital investment)

JAMES F. ROTHENBERG
Los Angeles, California
President of the series
President and Director,
Capital Research and Management Company

THOMAS E. TERRY
Los Angeles, California
Chairman of the Board of the series
Consultant;
former Vice President and Secretary,
Capital Research and Management Company

OTHER OFFICERS

JAMES K. DUNTON
Los Angeles, California
Senior Vice President of the series
Senior Vice President and Director,
Capital Research and Management Company

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President of the series
Senior Vice President and Director,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the series
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

CLAUDIA P. HUNTINGTON
San Antonio, Texas
Vice President of the series
Senior Vice President,
Capital Research Company

STEVEN N. KEARSLEY
Brea, California
Vice President of the series
Vice President and Treasurer,
Capital Research and Management Company

ROBERT W. LOVELACE
Los Angeles, California
Vice President of the series
Executive Vice President and Director,
Capital Research Company

DINA N. PERRY
Washington, D.C.
Vice President of the series
Vice President,
Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the series
Vice President,
Capital Research and Management Company

CHAD L. NORTON
Los Angeles, California
Secretary of the series
Vice President - Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Treasurer of the series
Vice President - Fund Business Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Assistant Treasurer of the series
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE SERIES AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

This report is for the information of American Variable Insurance Series investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus for American Variable Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after September 30, 1997, this report must be accompanied by an American Legacy III Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA MED/FS/3441

[(c)]1997 American Funds Distributors, Inc.